CREDIT SUISSE CAPITAL FUNDS

Credit Suisse Large Cap Value Fund

CREDIT SUISSE LARGE CAP GROWTH FUND
CREDIT SUISSE MID-CAP CORE FUND, INC.

Eleven Madison Avenue
New York, New York 10010
(877) 870-2874

July 14, 2010

Dear Shareholder:

You are cordially invited to attend a special joint shareholders meeting (the "Special Meeting") of each of Credit Suisse Large Cap Value Fund (the "Large Cap Value Fund"), a series of Credit Suisse Capital Funds, Credit Suisse Large Cap Growth Fund (the "Large Cap Growth Fund"), and Credit Suisse Mid-Cap Core Fund, Inc. (the "Mid-Cap Core Fund" and collectively with the Large Cap Value Fund and the Large Cap Growth Fund, the "Funds" and each, a "Fund") to be held on Friday, August 27, 2010. Before the Special Meeting, I would like to provide you with additional background information and ask for your vote on an important proposal affecting your Fund.

We are asking for your vote to approve a proposed reorganization of your Fund with Credit Suisse Large Cap Blend Fund, Inc., (the "Large Cap Blend Fund"). In this reorganization, your Fund shares would, in effect, be exchanged for the same class of shares of the Large Cap Blend Fund (with the exception of Advisor Class shares of each Fund, which will be exchanged for Class A shares of the Large Cap Blend Fund) with the same aggregate net asset value of the Fund shares that you currently hold. It is currently anticipated that the reorganization of each Fund should be effected on a tax-free basis for federal income tax purposes. There may be taxable distributions to shareholders made prior to the reorganization.

The reorganization of each Fund is being proposed because Credit Suisse Asset Management, LLC ("Credit Suisse"), each Fund's and the Large Cap Blend Fund's investment adviser, believes that shareholders of each fund will benefit more from the potential operating efficiencies and economies of scale that may be achieved by combining the funds' assets in the respective reorganizations, than by continuing to operate, in each case, the two funds separately. Credit Suisse further believes that it is in the best interests of each Fund's shareholders to combine the Fund's assets with a fund that has the same or a lower gross expense structure and the same or a lower net expense structure (i.e., after voluntary fee waivers and expense reimbursements), although the performance history of each Fund is generally better than that of the Large Cap Blend Fund. Credit Suisse believes that the Large Cap Blend Fund's investment objective and strategies make it a compatible fund within the Credit Suisse complex for a reorganization with each of the Funds. The portfolio managers of each of the Large Cap Value Fund, the Large Cap Growth Fund, the Mid-Cap Core Fund and the Large Cap Blend Fund use the same proprietary quantitative models in selecting securities in accordance with the Funds' respective strategies.

The Board of Trustees of Credit Suisse Capital Funds, on behalf of the Large Cap Value Fund, the Board of Trustees of the Large Cap Growth Fund and the Board of Directors of the Mid-Cap Core Fund, as applicable, has determined that the proposed reorganization of the relevant Fund with the Large Cap Blend Fund is in the best interests of the relevant Fund, and the interests of the relevant Fund's existing shareholders will not be diluted as a result of the applicable reorganization. If a reorganization is approved by shareholders, it is expected that the proposed reorganization will take effect on or about September 17, 2010. Included in this booklet is information about the upcoming Special Meeting:

•  A Notice of a Special Meeting of Shareholders, which summarizes the matter(s) on which you are being asked to vote; and

•  The Combined Prospectus/Proxy Statement, which provides detailed information on the Large Cap Blend Fund, the specific proposal relating to your Fund being considered at the Special Meeting, and why the proposal is being made.

I encourage you to review the enclosed materials carefully. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Special Meeting. You may vote in one of the following ways:

•  By calling us toll-free at the telephone number listed on the enclosed proxy card;

•  By Internet at the website address listed on the enclosed proxy card;

•  By returning the enclosed proxy card in the postage-paid envelope; or

•  In person at the Special Meeting.

As always, we appreciate your support.

Sincerely,

John G. Popp
Chief Executive Officer and President

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation, we urge you to promptly indicate your vote on the enclosed proxy card, date and sign it and return it in the envelope provided, or record your voting instructions by telephone or via the internet, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted "For" the applicable reorganization. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares at the Special Meeting.

QUESTIONS & ANSWERS

We recommend that you read the complete Combined Prospectus/Proxy Statement. For your convenience, we have provided a brief overview of the issue(s) to be voted on.

Q:  WHY IS A SHAREHOLDER MEETING BEING HELD?

A:  You are being asked to approve one or more of the following:

  (i) an agreement and plan of reorganization (a "Reorganization Agreement") between Credit Suisse Capital Funds (the "Capital Funds Trust"), on behalf its series, Credit Suisse Large Cap Value Fund (the "Large Cap Value Fund"), and Credit Suisse Large Cap Blend Fund, Inc. (the "Large Cap Blend Fund");

  (ii) a Reorganization Agreement between Credit Suisse Large Cap Growth Fund (the "Large Cap Growth Fund") and the Large Cap Blend Fund;

  (iii) a Reorganization Agreement between Credit Suisse Mid-Cap Core Fund, Inc. (the "Mid-Cap Core Fund" and collectively with the Large Cap Value Fund and the Large Cap Growth Fund, the "Target Funds" and each, a "Target Fund"), and the Large Cap Blend Fund (the Large Cap Blend Fund, together with the Target Funds, the "Funds" and each, a "Fund").

The Large Cap Blend Fund pursues an investment objective identical or substantially similar to that of each of the Target Funds and pursues certain investment strategies similar to that of each of the Target Funds. If the proposed reorganization ("Reorganization") relating to your Target Fund is approved and completed, an account at the Large Cap Blend Fund will be set up in your name, you will become a shareholder of the Large Cap Blend Fund, and your Target Fund will be terminated as a trust or corporation, or series thereof, as applicable. Please refer to the Combined Prospectus/Proxy Statement for a detailed explanation of the proposed Reorganization relating to your Target Fund and for a more complete description of the Large Cap Blend Fund.

Q:  HOW DOES THE RELEVANT BOARD SUGGEST THAT I VOTE?

A:  After careful consideration, each of the Board of Trustees of the Capital Funds Trust, on behalf of the Large Cap Value Fund, the Board of Trustees of the Large Cap Growth Fund and the Board of Directors of the Mid-Cap Core Fund (collectively, the "Boards" and each, a "Board") has determined that each proposed Reorganization is in the best interests of the relevant Target Fund and the interests of the Target Fund's existing shareholders will not be diluted as a result of the Reorganization and, therefore, recommends that you cast your vote "For" the proposed Reorganization. The relevant Board has determined that shareholders of a Target Fund may benefit from (i) the possible operating efficiencies from the larger net asset size of the combined fund, (ii) the expectation that the combined fund will have operating expenses the same as or below those of the Target Fund and (iii) the similarity of the investment objective and the compatibility of certain investment strategies of the Large Cap Blend Fund.

Q:  HOW WILL THE REORGANIZATION AFFECT ME?

A:  If shareholders of a Target Fund approve the proposed Reorganization relating to their Fund, all the assets and liabilities of the Target Fund will be combined with those of the Large Cap Blend Fund, an account will be set up in your name at the Large Cap Blend Fund and you will receive shares of the Large Cap Blend Fund. Unless you are an Advisor Class shareholder of a Target Fund, you will receive the same class of shares of the Large Cap Blend Fund as you currently hold of your Target Fund; Advisor Class shareholders of each Target Fund will receive Class A shares of the Large Cap Blend Fund (but will not be charged Class A's sales load on shares received in the Reorganization). The aggregate net asset value of the shares you receive in the Reorganization relating to your Target Fund will equal the aggregate net asset value of the shares you own immediately prior to the Reorganization. As a result of a Reorganization, however, a shareholder of a Target Fund will hold a smaller percentage of ownership in the combined fund than he or she held in the Target Fund prior to the Reorganization.

Q:  IN THE REORGANIZATION, WILL I RECEIVE SHARES OF THE LARGE CAP BLEND FUND OF THE SAME CLASS AS THE SHARES OF THE TARGET FUND THAT I NOW HOLD?

A:  Unless you are an Advisor Class shareholder of a Target Fund, you will receive shares of the Large Cap Blend Fund of the same class as the shares you own of your Target Fund; Advisor Class shareholders of each Target Fund will receive Class A shares of the Large Cap Blend Fund (but will not be charged Class A's sales load on shares received in the Reorganization).

Q:  WILL I OWN THE SAME NUMBER OF SHARES OF THE LARGE CAP BLEND FUND AS I CURRENTLY OWN OF MY TARGET FUND?

A:  No. You will receive shares of the Large Cap Blend Fund with the same aggregate net asset value as the shares of the Target Fund you own prior to the Reorganization relating to your Fund. However, the number of shares you receive will depend on the relative net asset value of the shares of the relevant Target Fund and the Large Cap Blend Fund on the closing date. Thus, on the closing date, if the net asset value of a share of the Large Cap Blend Fund is lower than the net asset value of the corresponding share class of the relevant Target Fund, you will receive a greater number of shares of the Large Cap Blend Fund in the applicable Reorganization than you held in the Target Fund before the Reorganization. On the other hand, if the net asset value of a share of the Large Cap Blend Fund is higher than the net asset value of the corresponding share class of the relevant Target Fund, you will receive fewer shares of the Large Cap Blend Fund in the applicable Reorganization than you held in the Target Fund before the Reorganization. The aggregate net asset value of your Large Cap Blend Fund shares immediately after the applicable Reorganization will be the same as the aggregate net asset value of your Target Fund shares immediately prior to the Reorganization.

Q:  WILL MY PRIVILEGES AS A SHAREHOLDER CHANGE AFTER THE REORGANIZATION?

A:  Your rights as a shareholder will not change in any substantial way as a result of the Reorganization relating to your Target Fund. However, if you are a shareholder of the Large Cap Growth Fund, a Massachusetts business trust, or the Large Cap Value Fund, a series of the Capital Funds Trust, a Massachusetts business trust, you will be a shareholder of the Large Cap Blend Fund, which is a Maryland corporation, as a result of the applicable Reorganization. If you are a shareholder of the Mid-Cap Core Fund, a Maryland corporation, you will continue to be a shareholder of a Maryland corporation as a result of the applicable Reorganization. As discussed in the Combined Proxy Statement/Prospectus, there are certain differences between Maryland corporations and Massachusetts business trusts with respect to shareholder rights. The shareholder services available to you after the applicable Reorganization will be identical, except in the case of Advisor Class shareholders of each Target Fund who will receive Class A shares of the Large Cap Blend Fund in the applicable Reorganization.

  Certain differences between the Advisor Class and Class A include:

  •  the Advisor Class does not impose minimums for initial or subsequent investments, while Class A generally requires initial and subsequent investments to be greater than $2,500 and $100, respectively;

  •  the Advisor Class assesses an ongoing distribution and service fee of 0.50% per annum without an initial sales charge and Class A assesses an ongoing distribution and service fee of 0.25% per annum with an initial sales charge of up to 5.75% (which, as noted, will be waived with respect to Class A shares received in the Reorganizations);

  •  Advisor Class shareholders receive shareholder services directly through their Institutional Services Center, including account opening, obtaining fund information and buying, selling or exchanging shares, while Class A shareholders receive such services through a third party financial intermediary; and

  •  the Advisor Class is not subject to any minimums in connection with automatic investments or withdrawals, but Class A is subject to a $50 minimum for automatic investments and a $250 minimum for automatic withdrawals.

Q:  WHO WILL ADVISE THE LARGE CAP BLEND FUND ONCE THE REORGANIZATIONS ARE COMPLETED?

A:  As you know, each Target Fund is advised by Credit Suisse Asset Management, LLC ("Credit Suisse"). The Large Cap Blend Fund also is advised by Credit Suisse and will continue to be advised by Credit Suisse once the Reorganizations are completed.

Q:  WILL I HAVE TO PAY ANY SALES LOAD, COMMISSION OR OTHER SIMILAR FEE IN CONNECTION WITH THE REORGANIZATION?

A:  No, you will not pay any sales load, commission or other similar fee in connection with the Reorganization relating to your Target Fund. As more fully discussed in the Combined Prospectus/Proxy Statement, the holding period with respect to any contingent deferred sales charge that applies to shares of the Large Cap Blend Fund acquired by you in the Reorganization relating to your Target Fund will be measured from the earlier of the time (i) you purchased your Target Fund shares or (ii) you purchased your shares of any other fund advised by Credit Suisse and subsequently exchanged them for shares of the Target Fund.

  Advisor Class shareholders of each Target Fund will receive Class A shares of the Large Cap Blend Fund in the applicable Reorganization. While Class A's sales load will be waived with respect to those Class A shares received in the applicable Reorganization, to the extent such shareholders purchase additional Class A shares following the close of the applicable Reorganization, such additional shares will be subject to Class A's sales load.

Q:  HOW DO OPERATING EXPENSES PAID BY THE LARGE CAP BLEND FUND COMPARE TO THOSE PAYABLE BY EACH TARGET FUND?

A:  Following the Reorganizations, the Large Cap Blend Fund's gross operating expenses are expected to be the same as or below those of each Target Fund and the Large Cap Blend Fund's net projected operating expenses (i.e., after voluntary fee waivers and expense reimbursements) are expected to be the same as or below those of each Target Fund.

Q:  WHAT WILL I HAVE TO DO TO OPEN AN ACCOUNT IN THE LARGE CAP BLEND FUND? WHAT HAPPENS TO MY ACCOUNT IF THE REORGANIZATION IS APPROVED?

A:  If the Reorganization relating to your Target Fund is approved, an account will be set up in your name and your shares automatically will be converted into shares of the Large Cap Blend Fund. We will send you written confirmation that this change has taken place. Unless you are an Advisor Class shareholder of a Target Fund, you will receive the same class of shares of the Large Cap Blend Fund as you currently hold of your Target Fund; Advisor Class shareholders of each Target Fund will receive Class A shares of the Large Cap Blend Fund (but will not be charged Class A's sales load on shares received in the Reorganization). The aggregate net asset value of the shares you receive in the Reorganization relating to your Target Fund will be equal to the aggregate net asset value of the shares you own immediately prior to the Reorganization. No certificates for shares will be issued in connection with a Reorganization. If you currently hold certificates representing your Target Fund shares, it is not necessary to surrender such certificates.

Q:  WHAT HAPPENS IF THE REORGANIZATION IS NOT APPROVED?

A:  If a Reorganization is not approved by shareholders of the relevant Target Fund, you will continue to be a shareholder of the Target Fund and the relevant Board will consider other possible courses of action available to it, including resubmitting the Reorganization proposal to shareholders.

Q:  WHAT HAPPENS IF SHAREHOLDERS OF ONE TARGET FUND APPROVE THEIR REORGANIZATION, WHILE SHAREHOLDERS OF THE OTHER TARGET FUND(S) DO NOT?

A:  Each Reorganization is a separate transaction and is not dependent on the approval of the other Reorganizations. Thus, if shareholders of one Target Fund approve the Reorganization relating to their Fund, their Fund will be reorganized, even if shareholders of one or both of the other Target Funds do not approve the Reorganization relating to their Funds.

Q:  WILL I HAVE TO PAY ANY FEDERAL TAXES AS A RESULT OF THE REORGANIZATION?

A:  Each Reorganization is currently expected to qualify as a tax-free "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. If a Reorganization so qualifies, in general, the relevant Target Fund will not recognize any gain or loss as a result of the transfer of all of its assets and liabilities in exchange solely for shares of the Large Cap Blend Fund and the assumption of the Target Fund's liabilities by the Large Cap Blend Fund, or as a result of the Target Fund's liquidation, and you will not recognize any gain or loss upon your receipt solely of shares of the Large Cap Blend Fund in connection with the Reorganization.

  To the extent that prior to the applicable Reorganization, the portfolio holdings of a Target Fund are sold by the Target Fund in connection with the Reorganization, the tax impact of such sales will depend on the difference between the price at which such portfolio holdings are sold and the Target Fund's basis in such holdings. Any capital gains recognized in these sales on a net basis will be distributed, if required, to such Target Fund's shareholders as either capital gain dividends (to the extent of net realized long-term capital gains) or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

Q:  WHO WILL PAY FOR THE REORGANIZATION?

A:  Credit Suisse or its affiliates will pay all reasonable, ordinary expenses incurred in connection with each Reorganization.

Q:  WHAT IF I REDEEM OR EXCHANGE MY SHARES BEFORE THE REORGANIZATION TAKES PLACE?

A:  If you choose to redeem or exchange your shares before the Reorganization relating to your Target Fund takes place, the redemption or exchange will be treated as a normal redemption or exchange of shares and, generally, will be a taxable transaction and any applicable redemption fees will be applied. Also, in the case of redemptions, you will be responsible for payment of any applicable contingent deferred sales charges.

Q:  HOW DO I VOTE MY PROXY?

A:  You may cast your vote by mail, telephone or internet or in person at the special joint shareholders meeting. To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. To vote by telephone or over the internet, please have the proxy card in hand and call the telephone number or go to the website address listed on the enclosed form and follow the instructions.

Q:  WHY ARE MULTIPLE PROXY CARDS ENCLOSED?

A:  If you are a shareholder of more than one Target Fund, you will receive a proxy card for each Fund.

Q:  WHEN WILL THE REORGANIZATION OCCUR?

A:  If approved by shareholders, each Reorganization is expected to occur on or about September 17, 2010. A Reorganization will not take place if the Reorganization is not approved by the relevant Target Fund's shareholders.

Q:  I'M A SMALL INVESTOR. WHY SHOULD I VOTE?

A:  Your vote makes a difference. If many small shareholders just like you fail to vote their proxies, your Target Fund may not receive enough votes to go forward with the special joint shareholders meeting and additional costs will be incurred through further proxy solicitations.

Q:  WHOM DO I CONTACT FOR FURTHER INFORMATION?

A:  You may call The Altman Group, Inc., our proxy solicitation firm at (866) 745-0271.

  Important additional information about the proposal is set forth in the accompanying Combined Prospectus/Proxy Statement. Please read it carefully.

CREDIT SUISSE CAPITAL FUNDS

Credit Suisse Large Cap Value Fund

CREDIT SUISSE LARGE CAP GROWTH FUND
CREDIT SUISSE MID-CAP CORE FUND, INC.

Eleven Madison Avenue
New York, New York 10010
(877) 870-2874

NOTICE OF JOINT
SPECIAL MEETING OF SHAREHOLDERS
To be Held on August 27, 2010

To the Shareholders of each of Credit Suisse Large Cap Value Fund, Credit Suisse Large Cap Growth Fund and Credit Suisse Mid-Cap Core Fund:

This is to notify you that a Joint Special Meeting of Shareholders (the "Special Meeting") of each of Credit Suisse Large Cap Value Fund (the "Large Cap Value Fund"), a series of Credit Suisse Capital Funds, a Massachusetts business trust (the "Capital Funds Trust"), Credit Suisse Large Cap Growth Fund, a Massachusetts business trust (the "Large Cap Growth Fund"), and Credit Suisse Mid-Cap Core Fund, Inc., a Maryland corporation (the "Mid-Cap Core Fund" and collectively with the Large Cap Value Fund and the Large Cap Growth Fund, the "Target Funds" and each, a "Target Fund"), will be held on Friday, August 27, 2010 at 1:00 p.m., Eastern time, at the offices of Credit Suisse Asset Management, LLC ("Credit Suisse"), located at Eleven Madison Avenue, New York, New York 10010 for the following purposes:

1.  The shareholders of each Target Fund are being asked to consider a proposal to approve an Agreement and Plan of Reorganization ("Reorganization Agreement") relating to their Target Fund pursuant to which (i) the Target Fund would transfer to Credit Suisse Large Cap Blend Fund, Inc., a Maryland corporation (the "Large Cap Blend Fund"), all of its assets in exchange for Class A, Class B, Class C and Common Class shares of the Large Cap Blend Fund and the assumption by the Large Cap Blend Fund of the Target Fund's liabilities, (ii) such shares of the Large Cap Blend Fund would be distributed to shares of the Target Fund in liquidation of the Target Fund, and (iii) the Target Fund would subsequently be terminated as a trust or corporation, or series thereof, as applicable; and

2.  To transact such other business as may properly be presented at the Special Meeting or any adjournment or postponement thereof.

The Board of Trustees of the Capital Funds Trust, the Board of Trustees of the Large Cap Growth Fund and the Board of Directors of the Mid-Cap Core Fund (collectively, the "Boards" and each, a "Board") have fixed the close of business on June 11, 2010 as the record date for determination of shareholders of each Target Fund entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof.

THE RELEVANT BOARD UNANIMOUSLY RECOMMENDS THAT
YOU VOTE "FOR" THE PROPOSAL RELATING TO YOUR TARGET FUND.

It is very important that your vote be received prior to the Special Meeting date. Voting instructions for shares held of record in the name of a nominee, such as a broker-dealer or director of an employee benefit plan, may be subject to earlier cut-off dates established by such intermediaries for receipt of such instructions.

Your vote is important regardless of the size of your holdings in the Target Fund. Whether or not you expect to be present at the Special Meeting, please complete and sign the enclosed proxy card and return it promptly in the enclosed envelope. Certain shareholders may also vote by telephone or over the Internet; please see page the enclosed Proxy Card for details on how to do so. If you vote by proxy and then desire to change your vote or vote in person at the Special Meeting, you may revoke your proxy at any time prior to the votes being tallied at the Special Meeting. Please refer to the section of the enclosed Combined Prospectus/Proxy Statement entitled "Voting Information and Requirements-Manner of Voting" for more information.

By Order of the Boards of Trustees and the Boards of Directors,

John G. Popp
Chief Executive Officer and President

New York, New York

July 14, 2010

COMBINED PROSPECTUS/PROXY STATEMENT

CREDIT SUISSE CAPITAL FUNDS
Credit Suisse Large Cap Value Fund

CREDIT SUISSE LARGE CAP GROWTH FUND

CREDIT SUISSE MID-CAP CORE FUND, INC.

CREDIT SUISSE LARGE CAP BLEND FUND, INC.

Eleven Madison Avenue
New York, New York 10010
(877) 870-2874

This Combined Prospectus/Proxy Statement is furnished to you as a shareholder of Credit Suisse Large Cap Value Fund (the "Large Cap Value Fund"), a series of Credit Suisse Capital Funds, a Massachusetts business trust (the "Capital Funds Trust"), Credit Suisse Large Cap Growth Fund, a Massachusetts business trust (the "Large Cap Growth Fund"), or Credit Suisse Mid-Cap Core Fund, Inc., a Maryland corporation (the "Mid-Cap Core Fund" and collectively with the Large Cap Value Fund and the Large Cap Growth Fund, the "Target Funds" and each, a "Target Fund"). A joint special meeting of shareholders of each of the Target Funds (the "Special Meeting") will be held at the offices of Credit Suisse Asset Management, LLC ("Credit Suisse"), located at Eleven Madison Avenue, New York, New York 10010, on Friday, August 27, 2010 at 1:00 p.m., Eastern time, to consider the items that are listed below and discussed in greater detail elsewhere in this Combined Prospectus/Proxy Statement. Shareholders of record of each Target Fund at the close of business on June 11, 2010 (the "Record Date") are entitled to notice of, and to vote at, the Special Meeting or any adjournments or postponements thereof. This Combined Prospectus/Proxy Statement, proxy card and accompanying Notice of Special Meeting of Shareholders were first sent or given to shareholders of each Target Fund on or about July 15, 2010. Whether or not you expect to attend the Special Meeting or any adjournment or postponement thereof, each of the Board of Trustees of the Capital Funds Trust, on behalf of the Large Cap Value Fund, the Board of Trustees of the Large Cap Growth Fund and the Board of Directors of the Mid-Cap Core Fund (collectively, the "Boards" and each, a "Board"), as applicable, requests that shareholders vote their shares by completing and returning the enclosed proxy card.

The purposes of the Special Meeting are:

1.  The shareholders of each Target Fund are being asked to consider a proposal to approve an Agreement and Plan of Reorganization ("Reorganization Agreement") relating to their Fund pursuant to which the Target Fund would transfer all of its assets to Credit Suisse Large Cap Blend Fund, Inc., a Maryland corporation (the "Large Cap Blend Fund"), in exchange solely for the assumption of the Target Fund's liabilities by the Large Cap Blend Fund and for Class A, Class B, Class C and Common Class shares of the Large Cap Blend Fund; and

2.  To transact such other business as may properly be presented at the Special Meeting or any adjournment or postponement thereof.

The Board of Trustees of the Capital Funds Trust has approved a reorganization ("Reorganization") with respect to the Large Cap Value Fund, by which the Large Cap Value Fund, a series of the Capital Funds Trust, an open-end management investment company, would be acquired by the Large Cap Blend Fund, an open-end management investment company. The Board of Trustees of the Large Cap Growth Fund has approved a Reorganization by which the Large Cap Growth Fund, an open-end management investment company, would be acquired by the Large Cap Blend Fund. The Board of Directors of the Mid-Cap Core Fund has approved a Reorganization by which the Mid-Cap Core Fund, an open-end management investment company, would be acquired by the Large Cap Blend Fund. The Large Cap Blend Fund has an investment objective of long-term appreciation of capital, which is identical to that of the Large Cap Growth Fund, whose investment objective is long-term capital appreciation, and substantially similar to those of each of the Large Cap Value Fund and the Mid-Cap Core Fund whose investment objectives are long-term capital appreciation and continuity of income and maximum capital appreciation, respectively. The Large Cap Blend Fund also has certain investment strategies that are compatible with those of each of the Target Funds. Each Target Fund and the Large Cap Blend Fund, however, employ certain differing investment strategies to achieve their respective objectives, as discussed in more detail below. For more information on each Fund's investment strategies see "Summary — Investment Objectives and Principal Investment Strategies" below.

If a Target Fund's shareholders approve the Reorganization relating to their Fund, the Target Fund will transfer its assets to the Large Cap Blend Fund. The Large Cap Blend Fund will assume the liabilities of the Target Fund and will issue shares to the Target Fund in an amount equal to the aggregate net asset value of the outstanding shares of the Target Fund. Immediately thereafter, the Target Fund will distribute these shares of the Large Cap Blend Fund to its shareholders. After distributing these shares, the Target Fund will be terminated as a trust or a corporation, or series thereof, as applicable. When the Reorganization is complete, the Target Fund's shareholders will hold the same class of shares of the Large Cap Blend Fund as they currently hold of the Target Fund, with the exception of Advisor Class shareholders of each Target Fund who will hold Class A shares of the Large Cap Blend Fund. The aggregate net asset value of the Large Cap Blend Fund shares received in the Reorganization will equal the aggregate net asset value of the Target Fund shares held by Target Fund shareholders immediately prior to the Reorganization. As a result of the Reorganization, however, a shareholder of the Target Fund will hold a smaller percentage of ownership in the combined fund than such shareholder held in the Target Fund prior to the Reorganization.

This Combined Prospectus/Proxy Statement sets forth concisely the information shareholders of each Target Fund should know before voting on the Reorganization relating to their Fund and constitutes an offering of Class A, Class B, Class C and Common Class shares of the Large Cap Blend Fund only. Please read it carefully and retain it for future reference.

The following documents containing additional information about the Large Cap Blend Fund and the Target Funds (together, the "Funds"), each having been filed with the Securities and Exchange Commission (the "SEC"), are incorporated by reference into (legally considered to be part of) this Combined Prospectus/Proxy Statement:

•  the Statement of Additional Information dated July 14, 2010 (the "Reorganization SAI"), relating to this Combined Prospectus/Proxy Statement;

•  the Large Cap Blend Fund Statement of Additional Information for Class A, Class B, Class C and Common Class shares (the "Large Cap Blend Fund SAI") dated May 1, 2010 (and as currently supplemented);

•  the Large Cap Value Fund Prospectus for Class A, Class B and Class C shares and the Large Cap Value Fund Prospectus for Advisor Class shares, each dated March 1, 2010 (and as currently supplemented); the Large Cap Growth Fund Prospectus for Class A, Class B and Class C shares, the Large Cap Growth Fund Prospectus for Common Class shares and the Large Cap Growth Fund Prospectus for Advisor Class shares, each dated March 1, 2010 (and as currently supplemented); and the Mid-Cap Core Fund Prospectus for Class A, Class B and Class C shares, the Mid-Cap Core Fund Prospectus for Common Class shares and the Mid-Cap Core Fund Prospectus for Advisor Class shares, each dated March 1, 2010 (and as currently supplemented) (such Prospectus, the "Target Fund Prospectuses"); and

•  the Large Cap Value Fund Statement of Additional Information dated March 1, 2010 (and as currently supplemented), the Large Cap Growth Fund Statement of Additional Information dated March 1, 2010 (and as currently supplemented), and the Mid-Cap Core Fund Statement of Additional Information dated March 1, 2010 (and as currently supplemented) (such Statements of Additional Information, the "Target Fund SAIs").

In addition, the following documents have been filed with the SEC and are incorporated by reference into (legally considered to be part of) and also accompany this Combined Prospectus/Proxy Statement:

•  the Large Cap Blend Fund Prospectus for Class A, Class B and Class C shares and the Large Cap Blend Fund Prospectus for Common Class shares (together, the "Large Cap Blend Fund Prospectus"), each dated May 1, 2010 (and as currently supplemented); and

•  the Annual Report of the Large Cap Blend Fund for the fiscal year ended December 31, 2009 (the "Large Cap Blend Fund Annual Report").

Except as otherwise described herein, the policies and procedures set forth under "Choosing a Class of Shares," "Buying and Selling Shares," "Shareholder Services" and "Other Policies" in the Large Cap Blend Fund Prospectus will apply to the Class A, Class B, Class C and Common Class shares, as applicable, to be issued by the Large Cap Blend Fund in connection with each Reorganization. These documents are on file with the SEC. Each of the Funds is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the "1940 Act"), and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC.

Copies of the foregoing and any more recent reports filed after the date hereof may be obtained without charge by writing to Credit Suisse Funds, P.O. Box 55030, Boston, MA 02205-5030 or by calling 877-870-2874.

If you wish to request the Reorganization SAI, please ask for the "Reorganization SAI." The Reorganization SAI may also be obtained without charge at www.credit-suisse.com/us.

You also may view or obtain these documents from the SEC:

In Person:  At the SEC's Public Reference Room at 100 F Street, N.E.,
Washington, DC 20549

By Phone:  1-202-551-8090

By Mail:  Public Reference Section
Office of Consumer Affairs and Information Services
Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549 (duplicating fee required)

By E-mail:  publicinfo@sec.gov
(duplicating fee required)

By Internet:  www.sec.gov

The Boards know of no business other than that discussed above that will be presented for consideration at the Special Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

No person has been authorized to give any information or make any representation not contained in this Combined Prospectus/Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Combined Prospectus/Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

Neither the SEC nor any state regulator has approved or disapproved of these securities or passed upon the adequacy of this Combined Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The date of this Combined Prospectus/Proxy Statement is July 14, 2010.

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SUMMARY

The following is a summary of certain information contained elsewhere in this Combined Prospectus/Proxy Statement and is qualified in its entirety by reference to the more complete information contained herein. Shareholders should read the entire Combined Prospectus/Proxy Statement carefully.

Each of the Capital Funds Trust, the Large Cap Growth Fund, the Mid-Cap Core Fund and the Large Cap Blend Fund is an open-end management investment company registered with the SEC. The Large Cap Value Fund is a series of the Capital Funds Trust. Each of the Capital Funds Trust and the Large Cap Growth Fund is organized as a business trust under the laws of the Commonwealth of Massachusetts and each of the Mid-Cap Core Fund and the Large Cap Blend Fund is organized as a corporation under the laws of the State of Maryland. The investment objective of the Large Cap Value Fund is to provide long-term capital appreciation and continuity of income. The investment objective of the Large Cap Growth Fund is to provide long-term capital appreciation. The investment objective of the Mid-Cap Core Fund is to provide maximum capital appreciation. The investment objective of the Large Cap Blend Fund is to provide long-term appreciation of capital.

Each of the Large Cap Value Fund and the Large Cap Blend Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of U.S. companies with large market capitalizations ("large companies"). A principal difference between such Funds is that the Large Cap Value Fund invests principally in "value" stocks, while the Large Cap Blend Fund invests principally in a blend of "value" and "growth" stocks. Accordingly, the Large Cap Value Fund considers a large company to be one that is represented in the Russell 1000® Value Index (the "Russell Value Index") or has similar attributes and capitalization to companies in the Russell Value Index and the Large Cap Blend Fund considers a large company to be one that is represented in the S&P 500 Index or has similar attributes and capitalization to companies in the S&P 500 Index.

The Large Cap Growth Fund invests substantially all of its assets — but no less than 80% of its assets — in equity securities of large cap U.S. companies. As noted above, the Large Cap Blend Fund invests at least 80% of its assets, plus any borrowings for investment purposes, in equity securities of U.S. companies with large market capitalizations. A principal difference between such Funds is that the Large Cap Growth Fund invests principally in "growth" stocks, while the Large Cap Blend Fund invests principally in a blend of "growth" and "value" stocks. Accordingly, the Large Cap Growth Fund considers a large company to be one that is represented in the Russell 1000® Growth Index (the "Russell Growth Index") or has similar attributes and capitalization to companies in the Russell Growth Index and, as noted above, the Large Cap Blend Fund considers a large company to be one that is represented in the S&P 500 Index or has similar attributes and capitalization to companies in the S&P 500 Index.

Each of the Mid-Cap Core Fund and the Large Cap Blend Fund invests in a blend of "growth" and "value" stocks. A principal difference between such Funds is that the Mid-Cap Core Fund invests principally in "mid-cap" stocks, while the Large Cap Blend Fund invests principally in "large cap" stocks. The Mid-Cap Core Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of "mid cap" companies. The Mid-Cap Core Fund considers a "mid cap" company to be one that is represented in the Standard & Poor's MidCap 400® Index (the "S&P 400 Index") or has similar attributes and capitalizations to companies in the S&P 400 Index. As noted above, the Large Cap Blend Fund invests at least 80% of its assets, plus any borrowings for investment purposes, in equity securities of U.S. companies with large market capitalizations. The Large Cap Blend Fund considers a large company to be one that is represented in the S&P 500 Index or has similar attributes and capitalization to companies in the S&P 500 Index. As of December 31, 2009, the market capitalizations of companies included in the S&P 400 Index were $293.49 million to $8.24 billion and the market capitalizations of companies included in the S&P 500 Index were $1.12 billion to $322.67 billion.

Credit Suisse Asset Management, LLC ("Credit Suisse") serves as the investment adviser of each of the Funds. Each Fund publicly offers its shares on a continuous basis, and shares may be purchased through the Fund and/or numerous financial intermediaries. Shareholders of each Fund have the right to exchange their shares for shares of the same class of other Credit Suisse funds at net asset value per share at the time of exchange, subject to certain limitations. Each Fund permits its shareholders to redeem their shares at any time upon proper notice (subject, in certain cases, to redemption fees and/or contingent deferred sales charges).

The Proposed Reorganizations

The governing Board of each Fund, including the members of the Board who are not "interested persons" of the relevant Fund (as defined in the 1940 Act) (the "Independent Trustees/Directors"), has unanimously approved the applicable Reorganization. Subject to approval by the relevant Target Fund shareholders, each Reorganization provides for:

•  the transfer of all the assets of the relevant Target Fund to the Large Cap Blend Fund in exchange for the assumption of the Target Fund's liabilities by the Large Cap Blend Fund and Class A, Class B, Class C and Common Class shares of the Large Cap Blend Fund;

•  the distribution of such Class A, Class B, Class C and Common Class shares of the Large Cap Blend Fund to the relevant Target Fund's shareholders; and

•  the termination of the relevant Target Fund as a trust or corporation, or series thereof, as applicable.

If a proposed Reorganization is approved and completed, the Target Fund's shareholders would hold shares of the same class of the Large Cap Blend Fund as they currently hold of the Target Fund (with the exception of Advisor Class shareholders of each Target Fund who would hold Class A shares of the

Large Cap Blend Fund). The aggregate net asset value of the shares you receive in the Reorganization relating to your Target Fund will equal the aggregate net asset value of the shares you own immediately prior to the Reorganization. If a proposed Reorganization is approved, it is expected to take effect on or about September 17, 2010.

Background and Reasons for the Proposed Reorganizations

Credit Suisse believes that, with respect to each proposed Reorganization, the shareholders of each Fund will benefit more from the potential operating efficiencies and economies of scale that may be achieved by combining the Funds' assets in the Reorganization, than by continuing to operate the two Funds separately. Credit Suisse further believes that it is in the best interests of each Target Fund's shareholders to combine its assets with a Fund that has the same or a lower gross expense structure and the same or a lower net expense structure (i.e., after voluntary fee waivers and expense reimbursements), although the performance history of each Target Fund is generally better than that of the Large Cap Blend Fund. The Large Cap Blend Fund, following completion of one or more of the Reorganizations, may be referred to as the "Combined Fund" in this Combined Prospectus/Proxy Statement. It is anticipated that the gross operating expense ratio for the Combined Fund will be the same as or lower than the current gross operating expense ratio for each Target Fund and that the net operating expense ratio (i.e., after voluntary fee waivers and expense reimbursements) for the Combined Fund will be the same as or lower than the current net operating expense ratio for each Target Fund. Credit Suisse believes that continuing to operate each Target Fund as currently constituted is not in the best interests of the Target Fund's shareholders.

In approving each Reorganization, the relevant Board, including the relevant Independent Trustees/Directors, determined that participation in the Reorganization is in the best interests of the relevant Target Fund and that the interests of the Target Fund's shareholders will not be diluted as a result of the Reorganization. The Board of Directors of the Large Cap Blend Fund also made similar determinations and approved each Reorganization with respect to the Large Cap Blend Fund. The relevant Board considered the Reorganization proposals at a meeting held on May 3, 2010, and at such meeting, the entire Board, including the Independent Trustees/Directors, unanimously approved each relevant Reorganization. The approval determinations were made on the basis of each Trustee's or Director's judgment after consideration of all of the factors taken as a whole, though individual Trustees and Directors may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

The factors considered by each Board with regard to each applicable Reorganization include, but are not limited to, the following:

•  The fact that the investment objectives of the relevant Target Fund and the Large Cap Blend Fund are identical or substantially similar and certain investment strategies of the relevant Target Fund and Large Cap Blend Fund are compatible, while others are different. The Trustees and the Directors considered the principal differences in investment strategy between the Large Cap Blend Fund and each relevant Target Fund. See "Summary — Investment Objectives and Principal Investment Strategies."

•  The possibility that the Combined Fund may achieve certain operating efficiencies and economies of scale from its larger net asset size, such as eliminating multiple sets of prospectuses, reports to shareholders and other documents required if the Target Fund and the Large Cap Blend Fund remained separate.

•  The larger Combined Fund asset base could produce portfolio management benefits, such as the ability to command more attention from brokers and underwriters of securities in which the Funds invests than either Fund currently enjoys.

•  The expectation that the Combined Fund will have gross operating expenses (i.e., operating expenses before taking into account waivers and reimbursements) the same as or below those of the each Target Fund; and that the Combined Fund will have net operating expenses (i.e., operating expenses after taking into account voluntary fee waivers and expense reimbursement arrangements) the same as or below those of each Target Fund.

•  The personnel of Credit Suisse who will manage the Combined Fund. The Directors considered that Credit Suisse will continue to serve as the investment adviser of the Combined Fund after the Reorganization. The Directors further noted that the proposed portfolio managers of the Combined Fund currently manage each of the Target Funds. See "Comparison of the Funds — Management of the Funds."

•  The relative performance histories of each Fund over different time periods compared with each other and to the relative benchmarks applicable to each Fund.

•  The fact that it is currently anticipated that there will be no gain or loss recognized by shareholders for federal income tax purposes as a result of a Reorganization, as each Reorganization is expected to be a tax-free transaction.

•  The fact that Credit Suisse or its affiliates will pay all reasonable, ordinary expenses incurred in connection with each Reorganization.

•  The interests of shareholders of each Target Fund will not be diluted as a result of a Reorganization.

•  No sales or other charges will be imposed in connection with a Reorganization.

If a Reorganization is not approved by shareholders of the relevant Target Fund, the relevant Board may consider other alternatives. If no such suitable alternatives can be found, the relevant Board may consider the liquidation of such Target Fund. Any such liquidation could be a taxable event for certain shareholders.

Each relevant Board unanimously recommends that you vote "For" the Reorganization relating to your Target Fund.

Investment Objectives and Principal Investment Strategies

Comparison of the Large Cap Value Fund and the Large Cap Blend Fund

INVESTMENT OBJECTIVES. The investment objectives of the Large Cap Value Fund and the Large Cap Blend Fund are substantially similar. The investment objective of the Large Cap Value Fund is long-term capital appreciation and continuity of income. The investment objective of the Large Cap Blend Fund is long-term appreciation of capital. Each of the Large Cap Value Fund's and the Large Cap Blend Fund's investment objective may be changed without shareholder approval. The Combined Fund will pursue the Large Cap Blend Fund's investment objective.

PRINCIPAL INVESTMENT STRATEGIES. Under normal market conditions, each Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of U.S. companies with large market capitalizations ("large companies"). The Large Cap Value Fund considers a large company to be one that is represented in the Russell Value Index or has similar attributes and capitalization to companies in the Russell Value Index. The Large Cap Blend Fund considers a large company to be one that is represented in the S&P 500 Index or has similar attributes and capitalizations to companies in the S&P 500 Index. As of December 31, 2009, the market capitalizations of companies included in the Russell Value Index were $262.55 million to $322.67 billion and the market capitalizations of companies included in the S&P 500 Index were $1.12 billion to $322.67 billion. In the case of the Large Cap Value Fund, some companies may fall outside the definition of large company after the Large Cap Value Fund has purchased their securities. These companies continue to be considered large for purposes of the Large Cap Value Fund's minimum 80% allocation to large company equities.

Each Fund follows the same quantitative portfolio management techniques rather than a traditional fundamental equity research approach. Each Fund's portfolio managers select securities for the Fund using proprietary quantitative models, which are designed to:

•  forecast the expected relative return of stocks by analyzing a number of fundamental factors, including a company's relative valuation, use of capital, balance sheet quality, profitability, realized and expected growth potential and earnings and price momentum,

•  identify stocks likely to suffer price declines if market conditions deteriorate and limit the Fund's overall exposure to such low quality stocks, and

•  help determine the Fund's relative exposure to different industry sectors by analyzing sector performance under different market scenarios.

The Large Cap Value Fund's portfolio managers apply the proprietary quantitative models to companies that are represented in the Russell Value Index, as well as other companies with similar attributes and capitalizations to the companies in the Russell Value Index. The Large Cap Blend Fund's portfolio managers apply the proprietary quantitative models to companies that are represented in the S&P 500 Index, as well as other companies with similar attributes and capitalizations to the companies in the S&P 500 Index. A stock may be overweighted or underweighted in relation to the applicable index based on the expected return and risks associated with that stock, both considered relative to the applicable Fund as a whole, among other characteristics. In general, each Fund maintains investment attributes similar to those of the applicable index, and limits its divergence from the applicable index in terms of market, industry and sector exposures.

The portfolio managers of each Fund may sell securities for a variety of reasons such as to realize profits, limit losses, and to take advantage of other investment opportunities.

The Large Cap Blend Fund may engage in active and frequent trading, resulting in high portfolio turnover.

Each Fund's 80% investment policy may be changed by the relevant Board on 60 days' notice to shareholders.

Each Fund primarily invests in common stocks, preferred stocks and securities convertible into common stocks, and the Large Cap Blend Fund also primarily invests in securities whose values are based on common stocks, such as rights and warrants. The Large Cap Value Fund may invest in both listed and unlisted securities. It may also invest up to 10% of its net assets in non-U.S. securities and up to 10% in restricted securities. The Large Cap Blend Fund may invest up to 20% of its net assets in foreign securities, including dollar-denominated ADRs of foreign issuers. To a limited extent, each Fund may also engage in other investment practices. See "Comparison of the Funds — Certain Investment Practices" below.

The Combined Fund's principal investment strategies will be those of the Large Cap Blend Fund.

COMPARISON. The main difference between the Funds is that the Large Cap Value Fund invests principally in large cap value stocks, while the Large Cap Blend Fund invests principally in a blend of large cap value and growth stocks. As noted above, the Large Cap Value Fund maintains investment attributes that are similar to those of the Russell Value Index, while the Large Cap Blend Fund maintains investment attributes that are similar to those of the S&P 500 Index.

While the Large Cap Value Fund and the Large Cap Blend Fund have certain differences in strategies, the Funds pursue substantially similar investment objectives and utilize certain compatible investment strategies. For a discussion of the principal and other investment risks associated with an investment in the Large Cap Blend Fund and, therefore, the Combined Fund, please see "Comparison of the Funds — Principal and Other Investment Risks" below.

Comparison of the Large Cap Growth Fund and the Large Cap Blend Fund

INVESTMENT OBJECTIVES. The investment objectives of the Large Cap Growth Fund and the Large Cap Blend Fund are identical. The investment objective of the Large Cap Growth Fund is long-term capital appreciation. The investment objective of the Large Cap Blend Fund is long-term appreciation of capital. Each of the Large Cap Value Fund's and the Large Cap Blend Fund's investment objective may be changed without shareholder approval. The Combined Fund will pursue the Large Cap Blend Fund's investment objective.

PRINCIPAL INVESTMENT STRATEGIES. The Large Cap Growth Fund invests substantially all of its assets — but no less than 80% of its assets — in equity securities of large cap U.S. companies. The Large Cap Growth Fund invests in a broadly diversified portfolio of stocks and other equity securities of U.S. companies. As noted above, under normal market conditions, the Large Cap Blend Fund invests at least 80% of its assets, plus any borrowings for investment purposes, in equity securities of U.S. large companies. The Large Cap Growth Fund considers a large company to be one that is represented in the Russell Growth Index or has similar attributes and capitalization to companies in the Russell Growth Index. The Large Cap Blend Fund considers a large company to be one that is represented in the S&P 500 Index or has similar attributes and capitalizations to companies in the S&P 500 Index. As of December 31, 2009, the market capitalizations of companies included in the Russell Growth Index were $262.55 million to $322.67 billion and the market capitalizations of companies included in the S&P 500 Index were $1.12 billion to $322.67 billion. In the case of the Large Cap Growth Fund, some companies may fall outside the definition of large company after the Large Cap Growth Fund has purchased their securities. These companies continue to be considered large for purposes of the Large Cap Growth Fund's minimum 80% allocation to large company equities.

Each Fund follows the same quantitative portfolio management techniques rather than a traditional fundamental equity research approach. Each Fund's portfolio managers select securities for the Fund using the proprietary quantitative models identified above under "Comparison of the Large Cap Value Fund and the Large Cap Blend Fund."

The Large Cap Growth Fund's portfolio managers apply the proprietary quantitative models to companies that are represented in the Russell Growth Index, as well as other companies with similar attributes and capitalizations to the companies in the Russell Growth Index. The Large Cap Blend Fund's portfolio managers apply the proprietary quantitative models to companies that are represented in the S&P 500 Index, as well as other companies with similar attributes and capitalizations to the companies in the S&P 500 Index. A stock may be overweighted or underweighted in relation to the applicable index based on the expected return and risks associated with that stock, both considered relative to the applicable Fund as a whole, among other characteristics. In general, each Fund maintains investment attributes similar to those of the applicable index, and limits its divergence from the applicable index in terms of market, industry and sector exposures.

The portfolio managers of the Large Cap Blend Fund may sell securities for a variety of reasons such as to realize profits, limit losses, and to take advantage of other investment opportunities.

The Large Cap Blend Fund may engage in active and frequent trading, resulting in high portfolio turnover.

Each Fund's 80% investment policy may be changed by the relevant Board on 60 days' notice to shareholders.

Each Fund primarily invests in common stocks, securities convertible or exchangeable into common stocks, and rights and warrants. The Large Cap Growth Fund also primarily invests in depository receipts relating to equity securities. The Large Cap Blend Fund also may invest in preferred stocks. The Large Cap Growth Fund may invest up to 20% of its assets in foreign securities. The Large Cap Blend Fund may invest up to 20% of its net assets in foreign securities, including dollar-denominated ADRs of foreign issuers. To a limited extent, each Fund may also engage in other investment practices. See "Comparison of the Funds — Certain Investment Practices" below.

The Combined Fund's principal investment strategies will be those of the Large Cap Blend Fund.

COMPARISON. The main difference between the Funds is that the Large Cap Growth Fund invests principally in large cap growth stocks, while the Large Cap Blend Fund invests principally in a blend of large cap value and growth stocks. As noted above, the Large Cap Growth Fund maintains investment attributes that are similar to those of the Russell Growth Index, while the Large Cap Blend Fund maintains investment attributes that are similar to those of the S&P 500 Index.

While the Large Cap Growth Fund and the Large Cap Blend Fund have certain differences in strategies, the Funds pursue similar investment objectives and utilize certain compatible investment strategies. For a discussion of the principal and other investment risks associated with an investment in the Large Cap Blend Fund and, therefore, the Combined Fund, please see "Comparison of the Funds — Principal and Other Investment Risks" below.

Comparison of the Mid-Cap Core Fund and the Large Cap Blend Fund

INVESTMENT OBJECTIVES. The investment objectives of the Mid-Cap Core Fund and the Large Cap Blend Fund are substantially similar. The investment objective of the Mid-Cap Core Fund is maximum capital appreciation. The investment objective of the Large Cap Blend Fund is long-term appreciation of capital. Each of the Mid-Cap Core Fund's and the Large Cap Blend Fund's investment objective may be changed without shareholder approval. The Combined Fund will pursue the Large Cap Blend Fund's investment objective.

PRINCIPAL INVESTMENT STRATEGIES. Under normal market conditions, the Mid-Cap Core Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of mid-cap companies. As noted above, under normal market conditions, the Large Cap Blend Fund invests at least 80% of its assets, plus any borrowings for investment purposes, in equity securities of U.S. large companies. The Mid-Cap Core Fund considers a "mid cap" company to be one that is represented in the S&P 400 Index or has similar attributes and capitalization to companies in the S&P 400 Index. The Large Cap Blend Fund considers a large company to be one that is represented in the S&P 500 Index or has similar attributes and capitalizations to companies in the S&P 500 Index. As of December 31, 2009, the market capitalizations of companies included in the S&P 400 Index were $293.49 million to $8.24 billion and the market capitalizations of companies included in the S&P 500 Index were $1.12 billion to $322.67 billion. In the case of the Mid-Cap Core Fund, some companies may fall outside the definition of a mid cap company after the Mid-Cap Core Fund has purchased their securities. These companies continue to be considered mid cap for purposes of the Mid-Cap Core Fund's minimum 80% allocation to mid cap company equities.

Each Fund follows the same quantitative portfolio management techniques rather than a traditional fundamental equity research approach. Each Fund's portfolio managers select securities for the Fund using the proprietary quantitative models identified above under "Comparison of the Large Cap Value Fund and the Large Cap Blend Fund."

The Mid-Cap Core Fund's portfolio managers apply the proprietary quantitative models to companies that are represented in the S&P 400 Index, as well as other companies with similar attributes and capitalizations to the companies in the S&P 400 Index. The Large Cap Blend Fund's portfolio managers apply the proprietary quantitative models to companies that are represented in the S&P 500 Index, as well as other companies with similar attributes and capitalizations to the companies in the S&P 500 Index. A stock may be overweighted or underweighted in relation to the applicable index based on the expected return and risks associated with that stock, both considered relative to the applicable Fund as a whole, among other characteristics. In general, each Fund maintains investment attributes similar to those of the applicable index, and limits its divergence from the applicable index in terms of market, industry and sector exposures.

The Mid-Cap Core Fund may invest in small companies that may have less-experienced management, limited product lines, unproven track records or inadequate capital reserves. The Mid-Cap Core Fund may also invest in emerging growth companies — small or medium size companies that have passed their start-up phase, show positive earnings, and offer the potential for accelerated earnings growth. Emerging growth companies generally stand to benefit from new products or services, technological developments, changes in management or other factors.

The portfolio managers of the Large Cap Blend Fund may sell securities for a variety of reasons such as to realize profits, limit losses, and to take advantage of other investment opportunities.

The Large Cap Blend Fund may engage in active and frequent trading, resulting in high portfolio turnover.

Each Fund's 80% investment policy may be changed by the relevant Board on 60 days' notice to shareholders.

Each Fund primarily invests in common stocks, preferred stocks, securities convertible into common stocks, and rights and warrants. The Mid-Cap Core Fund may invest up to 10% of its assets in foreign securities. The Large Cap Blend Fund may invest up to 20% of its net assets in foreign securities, including dollar-denominated ADRs of foreign issuers. To a limited extent, each Fund may also engage in other investment practices. See "Comparison of the Funds — Certain Investment Practices" below.

The Combined Fund's principal investment strategies will be those of the Large Cap Blend Fund.

COMPARISON. The main difference between the Funds is that the Mid-Cap Core Fund invests principally in mid cap stocks, while the Large Cap Blend Fund invests principally in large cap stocks. As noted above, the Mid-Cap Core Fund maintains investment attributes that are similar to those of the S&P 400 Index, while the Large Cap Blend Fund maintains investment attributes that are similar to those of the S&P 500 Index.

While the Mid-Cap Core Fund and the Large Cap Blend Fund have certain differences in strategies, the Funds pursue similar investment objectives and utilize certain compatible investment strategies. For a discussion of the principal and other investment risks associated with an investment in the Large Cap Blend Fund and, therefore, the Combined Fund, please see "Comparison of the Funds — Principal and Other Investment Risks" below.

Fees and Expenses

If a Reorganization is approved and completed, holders of Target Fund Class A shares will receive Large Cap Blend Fund Class A shares, holders of Target Fund Class B shares will receive Large Cap Blend Fund Class B shares, holders of Target Fund Class C shares will receive Large Cap Blend Fund Class C shares, holders of Target Fund Advisor Class shares will received Large Cap Blend Fund Class A shares and holders of Target Fund Common Class shares will receive Large Cap Blend Fund Common Class shares.

FEE TABLES

The fee tables below provide information about (i) the estimated fees and expenses attributable to each class of shares of the Funds for their current fiscal year ending October 31, 2010 in the case of each Target Fund, or December 31, 2010 in the case of the Large Cap Blend Fund, and (ii) the estimated pro forma fees and expenses attributable to each class of shares of the Pro Forma Combined Fund, assuming the Reorganization(s) had taken place on March 31, 2010. Future fees and expenses may be greater or less than those indicated below.

Large Cap Value Fund and Large Cap Blend Fund

	Actual		Pro Forma Combined
	Large Cap Value Fund	Large Cap Blend Fund	Large Cap Blend Fund*
	Class A	Class A	Class A
Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	5.75%	5.75%
Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase price or redemption proceeds, as applicable)	NONE(1)	NONE(1)	NONE(1)
Maximum sales charge (load) imposed on reinvested distributions (as a percentage of offering price)	NONE	NONE	NONE
Redemption fee	NONE	NONE	NONE
Exchange fee	NONE	NONE	NONE
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.50%	0.50%	0.50%
Distribution and/or service (12b-1) fee	0.25%	0.25%	0.25%
Other expenses	0.62%	1.15%	0.62%
Total annual fund operating expenses	1.37%	1.90%	1.37%

*  Pro Forma Combined Large Cap Blend Fund assumes the Reorganization of only the Large Cap Value Fund into the Large Cap Blend Fund as of March 31, 2010.

(1)  Purchases of shares of $1,000,000 or more may be subject to a 1% deferred sales charge on redemptions within 12 months of purchase.

	Actual				Pro Forma Combined
	Large Cap Value Fund		Large Cap Blend Fund		Large Cap Blend Fund*
	Class B		Class B		Class B
Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	NONE		NONE		NONE
Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase price or redemption proceeds, as applicable)	4.00	%(2)	4.00	%(2)	4.00	%(2)
Maximum sales charge (load) imposed on reinvested distributions (as a percentage of offering price)	NONE		NONE		NONE
Redemption fee	NONE		NONE		NONE
Exchange fee	NONE		NONE		NONE
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.50%		0.50%		0.50%
Distribution and/or service (12b-1) fee	1.00%		1.00%		1.00%
Other expenses	0.62%		1.15%		0.62%
Total annual fund operating expenses	2.12%		2.65%		2.12%

*  Pro Forma Combined Large Cap Blend Fund assumes the Reorganization of only the Large Cap Value Fund into the Large Cap Blend Fund as of March 31, 2010.

(2)  4% during the first year decreasing 1% annually to 0% after the fourth year.

	Actual				Pro Forma Combined
	Large Cap Value Fund		Large Cap Blend Fund		Large Cap Blend Fund*
	Class C		Class C		Class C
Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	NONE		NONE		NONE
Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase price or redemption proceeds, as applicable)	1.00	%(3)	1.00	%(3)	1.00	%(3)
Maximum sales charge (load) imposed on reinvested distributions (as a percentage of offering price)	NONE		NONE		NONE
Redemption fee	NONE		NONE		NONE
Exchange fee	NONE		NONE		NONE
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.50%		0.50%		0.50%
Distribution and/or service (12b-1) fee	1.00%		1.00%		1.00%
Other expenses	0.62%		1.15%		0.62%
Total annual fund operating expenses	2.12%		2.65%		2.12%

*  Pro Forma Combined Large Cap Blend Fund assumes the Reorganization of only the Large Cap Value Fund into the Large Cap Blend Fund as of March 31, 2010.

(3)  1% during the first year.

	Actual		Pro Forma Combined
	Large Cap Value Fund	Large Cap Blend Fund	Large Cap Blend Fund*
	Common Class	Common Class	Common Class
Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	NONE	NONE	NONE
Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase price or redemption proceeds, as applicable)	NONE	NONE	NONE
Maximum sales charge (load) imposed on reinvested distributions (as a percentage of offering price)	NONE	NONE	NONE
Redemption fee	NONE	NONE	NONE
Exchange fee	NONE	NONE	NONE
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.50%	0.50%	0.50%
Distribution and/or service (12b-1) fee	NONE	0.25%	NONE
Other expenses	0.62%	1.15%	0.62%
Total annual fund operating expenses	1.12%	1.90%	1.12%

*  Pro Forma Combined Large Cap Blend Fund assumes the Reorganization of only the Large Cap Value Fund into the Large Cap Blend Fund as of March 31, 2010.

	Actual		Pro Forma Combined
	Large Cap Value Fund	Large Cap Blend Fund	Large Cap Blend Fund*
	Advisor Class	Class A	Class A
Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	NONE	5.75%	5.75%
Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase price or redemption proceeds, as applicable)	NONE	NONE(1)	NONE(1)
Maximum sales charge (load) imposed on reinvested distributions (as a percentage of offering price)	NONE	NONE	NONE
Redemption fee	NONE	NONE	NONE
Exchange fee	NONE	NONE	NONE
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.50%	0.50%	0.50%
Distribution and/or service (12b-1) fee	0.50%	0.25%	0.25%
Other expenses	0.62%	1.15%	0.62%
Total annual fund operating expenses	1.62%	1.90%	1.37%

*  Pro Forma Combined Large Cap Blend Fund assumes the Reorganization of only the Large Cap Value Fund into the Large Cap Blend Fund as of March 31, 2010.

(1)  Purchases of shares of $1,000,000 or more may be subject to a 1% deferred sales charge on redemptions within 12 months of purchase.

Large Cap Growth Fund and Large Cap Blend Fund

	Actual		Pro Forma Combined
	Large Cap Growth Fund	Large Cap Blend Fund	Large Cap Blend Fund*
	Class A	Class A	Class A
Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	5.75%	5.75%
Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase price or redemption proceeds, as applicable)	NONE(1)	NONE(1)	NONE(1)
Maximum sales charge (load) imposed on reinvested distributions (as a percentage of offering price)	NONE	NONE	NONE
Redemption fee	NONE	NONE	NONE
Exchange fee	NONE	NONE	NONE
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.50%	0.50%	0.50%
Distribution and/or service (12b-1) fee	0.25%	0.25%	0.25%
Other expenses	1.10%	1.15%	0.77%
Total annual fund operating expenses	1.85%	1.90%	1.52%

*  Pro Forma Combined Large Cap Blend Fund assumes the Reorganization of only the Large Cap Growth Fund into the Large Cap Blend Fund as of March 31, 2010.

(1)  Purchases of shares of $1,000,000 or more may be subject to a 1% deferred sales charge on redemptions within 12 months of purchase.

	Actual				Pro Forma Combined
	Large Cap Growth Fund		Large Cap Blend Fund		Large Cap Blend Fund*
	Class B		Class B		Class B
Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	NONE		NONE		NONE
Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase price or redemption proceeds, as applicable)	4.00	%(2)	4.00	%(2)	4.00	%(2)
Maximum sales charge (load) imposed on reinvested distributions (as a percentage of offering price)	NONE		NONE		NONE
Redemption fee	NONE		NONE		NONE
Exchange fee	NONE		NONE		NONE
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.50%		0.50%		0.50%
Distribution and/or service (12b-1) fee	1.00%		1.00%		1.00%
Other expenses	1.10%		1.15%		0.77%
Total annual fund operating expenses	2.60%		2.65%		2.27%

*  Pro Forma Combined Large Cap Blend Fund assumes the Reorganization of only the Large Cap Growth Fund into the Large Cap Blend Fund as of March 31, 2010.

(2)  4% during the first year decreasing 1% annually to 0% after the fourth year.

	Actual				Pro Forma Combined
	Large Cap Growth Fund		Large Cap Blend Fund		Large Cap Blend Fund*
	Class C		Class C		Class C
Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	NONE		NONE		NONE
Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase price or redemption proceeds, as applicable)	1.00	%(3)	1.00	%(3)	1.00	%(3)
Maximum sales charge (load) imposed on reinvested distributions (as a percentage of offering price)	NONE		NONE		NONE
Redemption fee	NONE		NONE		NONE
Exchange fee	NONE		NONE		NONE
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.50%		0.50%		0.50%
Distribution and/or service (12b-1) fee	1.00%		1.00%		1.00%
Other expenses	1.10%		1.15%		0.77%
Total annual fund operating expenses	2.60%		2.65%		2.27%

*  Pro Forma Combined Large Cap Blend Fund assumes the Reorganization of only the Large Cap Growth Fund into the Large Cap Blend Fund as of March 31, 2010.

(3)  1% during the first year.

	Actual		Pro Forma Combined
	Large Cap Growth Fund	Large Cap Blend Fund	Large Cap Blend Fund*
	Common Class	Common Class	Common Class
Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	NONE	NONE	NONE
Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase price or redemption proceeds, as applicable)	NONE	NONE	NONE
Maximum sales charge (load) imposed on reinvested distributions (as a percentage of offering price)	NONE	NONE	NONE
Redemption fee	NONE	NONE	NONE
Exchange fee	NONE	NONE	NONE
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.50%	0.50%	0.50%
Distribution and/or service (12b-1) fee	NONE	0.25%	NONE
Other expenses	1.10%	1.15%	0.77%
Total annual fund operating expenses	1.60%	1.90%	1.27%

*  Pro Forma Combined Large Cap Blend Fund assumes the Reorganization of only the Large Cap Growth Fund into the Large Cap Blend Fund as of March 31, 2010.

	Actual		Pro Forma Combined
	Large Cap Growth Fund	Large Cap Blend Fund	Large Cap Blend Fund*
	Advisor Class	Class A	Class A
Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	NONE	5.75%	5.75%
Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase price or redemption proceeds, as applicable)	NONE	NONE(1)	NONE(1)
Maximum sales charge (load) imposed on reinvested distributions (as a percentage of offering price)	NONE	NONE	NONE
Redemption fee	NONE	NONE	NONE
Exchange fee	NONE	NONE	NONE
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.50%	0.50%	0.50%
Distribution and/or service (12b-1) fee	0.50%	0.25%	0.25%
Other expenses	1.10%	1.15%	0.77%
Total annual fund operating expenses	2.10%	1.90%	1.52%

*  Pro Forma Combined Large Cap Blend Fund assumes the Reorganization of only the Large Cap Growth Fund into the Large Cap Blend Fund as of March 31, 2010.

(1)  Purchases of shares of $1,000,000 or more may be subject to a 1% deferred sales charge on redemptions within 12 months of purchase.

Mid-Cap Core Fund and Large Cap Blend Fund

	Actual		Pro Forma Combined Large Cap
	Mid-Cap Core Fund	Large Cap Blend Fund	Blend Fund*
	Class A	Class A	Class A
Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	5.75%	5.75%
Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase price or redemption proceeds, as applicable)	NONE(1)	NONE(1)	NONE(1)
Maximum sales charge (load) imposed on reinvested distributions (as a percentage of offering price)	NONE	NONE	NONE
Redemption fee	NONE	NONE	NONE
Exchange fee	NONE	NONE	NONE
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.70%	0.50%	0.50%
Distribution and/or service (12b-1) fee	0.25%	0.25%	0.25%
Other expenses	0.94%	1.15%	0.70%
Total annual fund operating expenses	1.89%	1.90%	1.45%

*  Pro Forma Combined Large Cap Blend Fund assumes the Reorganization of only the Mid-Cap Core Fund into the Large Cap Blend Fund as of March 31, 2010.

(1)  Purchases of shares of $1,000,000 or more may be subject to a 1% deferred sales charge on redemptions within 12 months of purchase.

	Actual				Pro Forma Combined Large Cap
	Mid-Cap Core Fund		Large Cap Blend Fund		Blend Fund*
	Class B		Class B		Class B
Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	NONE		NONE		NONE
Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase price or redemption proceeds, as applicable)	4.00	%(2)	4.00	%(2)	4.00	%(2)
Maximum sales charge (load) imposed on reinvested distributions (as a percentage of offering price)	NONE		NONE		NONE
Redemption fee	NONE		NONE		NONE
Exchange fee	NONE		NONE		NONE
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.70%		0.50%		0.50%
Distribution and/or service (12b-1) fee	1.00%		1.00%		1.00%
Other expenses	0.94%		1.15%		0.70%
Total annual fund operating expenses	2.85%		2.65%		2.20%

*  Pro Forma Combined Large Cap Blend Fund assumes the Reorganization of only the Mid-Cap Core Fund into the Large Cap Blend Fund as of March 31, 2010.

(2)  4% during the first year decreasing 1% annually to 0% after the fourth year.

	Actual				Pro Forma Combined Large Cap
	Mid-Cap Core Fund		Large Cap Blend Fund		Blend Fund*
	Class C		Class C		Class C
Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	NONE		NONE		NONE
Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase price or redemption proceeds, as applicable)	1.00	%(3)	1.00	%(3)	1.00	%(3)
Maximum sales charge (load) imposed on reinvested distributions (as a percentage of offering price)	NONE		NONE		NONE
Redemption fee	NONE		NONE		NONE
Exchange fee	NONE		NONE		NONE
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.70%		0.50%		0.50%
Distribution and/or service (12b-1) fee	1.00%		1.00%		1.00%
Other expenses	0.94%		1.15%		0.70%
Total annual fund operating expenses	2.64%		2.65%		2.20%

*  Pro Forma Combined Large Cap Blend Fund assumes the Reorganization of only the Mid-Cap Core Fund into the Large Cap Blend Fund as of March 31, 2010.

(3)  1% during the first year.

	Actual		Pro Forma Combined Large Cap
	Mid-Cap Core Fund	Large Cap Blend Fund	Blend Fund*
	Common Class	Common Class	Common Class
Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	NONE	NONE	NONE
Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase price or redemption proceeds, as applicable)	NONE	NONE	NONE
Maximum sales charge (load) imposed on reinvested distributions (as a percentage of offering price)	NONE	NONE	NONE
Redemption fee	NONE	NONE	NONE
Exchange fee	NONE	NONE	NONE
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.70%	0.50%	0.50%
Distribution and/or service (12b-1) fee	NONE	0.25%	NONE
Other expenses	0.94%	1.15%	0.70%
Total annual fund operating expenses	1.64%	1.90%	1.20%

*  Pro Forma Combined Large Cap Blend Fund assumes the Reorganization of only the Mid-Cap Core Fund into the Large Cap Blend Fund as of March 31, 2010.

	Actual		Pro Forma Combined Large Cap
	Mid-Cap Core Fund	Large Cap Blend Fund	Blend Fund*
	Advisor Class	Class A	Class A
Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	NONE	5.75%	5.75%
Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase price or redemption proceeds, as applicable)	NONE	NONE(1)	NONE(1)
Maximum sales charge (load) imposed on reinvested distributions (as a percentage of offering price)	NONE	NONE	NONE
Redemption fee	NONE	NONE	NONE
Exchange fee	NONE	NONE	NONE
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.70%	0.50%	0.50%
Distribution and/or service (12b-1) fee	0.50%	0.25%	0.25%
Other expenses	0.94%	1.15%	0.70%
Total annual fund operating expenses	2.14%	1.90%	1.45%

*  Pro Forma Combined Large Cap Blend Fund assumes the Reorganization of only the Mid-Cap Core Fund into the Large Cap Blend Fund as of March 31, 2010.

(1)  Purchases of shares of $1,000,000 or more may be subject to a 1% deferred sales charge on redemptions within 12 months of purchase.

Large Cap Value Fund, Large Cap Growth Fund, Mid-Cap Core Fund, Large Cap Blend Fund and the Pro Forma Combined Fund*

	Actual				Pro Forma Combined
	Large Cap Value Fund	Large Cap Growth Fund	Mid-Cap Core Fund	Large Cap Blend Fund	Large Cap Blend Fund*
	Class A	Class A	Class A	Class A	Class A
Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	5.75%	5.75%	5.75%	5.75%
Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase price or redemption proceeds, as applicable)	NONE(1)	NONE(1)	NONE(1)	NONE(1)	NONE(1)
Maximum sales charge (load) imposed on reinvested distributions (as a percentage of offering price)	NONE	NONE	NONE	NONE	NONE
Redemption fee	NONE	NONE	NONE	NONE	NONE
Exchange fee	NONE	NONE	NONE	NONE	NONE
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.50%	0.50%	0.70%	0.50%	0.50%
Distribution and/or service (12b-1) fee	0.25%	0.25%	0.25%	0.25%	0.25%
Other expenses	0.62%	1.10%	0.94%	1.15%	0.53%
Total annual fund operating expenses	1.37%	1.85%	1.89%	1.90%	1.28%

*  Pro Forma Combined Large Cap Blend Fund assumes the Reorganization of each of the Large Cap Value Fund, the Large Cap Growth Fund and the Mid-Cap Core Fund into the Large Cap Blend Fund as of March 31, 2010.

(1)  Purchases of shares of $1,000,000 or more may be subject to a 1% deferred sales charge on redemptions within 12 months of purchase.

	Actual								Pro Forma Combined
	Large Cap Value Fund		Large Cap Growth Fund		Mid-Cap Core Fund		Large Cap Blend Fund		Large Cap Blend Fund*
	Class B		Class B		Class B		Class B		Class B
Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	NONE		NONE		NONE		NONE		NONE
Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase price or redemption proceeds, as applicable)	4.00	%(2)	4.00	%(2)	4.00	%(2)	4.00	%(2)	4.00	%(2)
Maximum sales charge (load) imposed on reinvested distributions (as a percentage of offering price)	NONE		NONE		NONE		NONE		NONE
Redemption fee	NONE		NONE		NONE		NONE		NONE
Exchange fee	NONE		NONE		NONE		NONE		NONE
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.50%		0.50%		0.70%		0.50%		0.50%
Distribution and/or service (12b-1) fee	1.00%		1.00%		1.00%		1.00%		1.00%
Other expenses	0.62%		1.10%		0.94%		1.15%		0.53%
Total annual fund operating expenses	2.12%		2.60%		2.85%		2.65%		2.03%

*  Pro Forma Combined Large Cap Blend Fund assumes the Reorganization of each of the Large Cap Value Fund, the Large Cap Growth Fund and the Mid-Cap Core Fund into the Large Cap Blend Fund as of March 31, 2010.

(2)  4% during the first year decreasing 1% annually to 0% after the fourth year.

	Actual								Pro Forma Combined
	Large Cap Value Fund		Large Cap Growth Fund		Mid-Cap Core Fund		Large Cap Blend Fund		Large Cap Blend Fund*
	Class C		Class C		Class C		Class C		Class C
Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	NONE		NONE		NONE		NONE		NONE
Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase price or redemption proceeds, as applicable)	1.00	%(3)	1.00	%(3)	1.00	%(3)	1.00	%(3)	1.00	%(3)
Maximum sales charge (load) imposed on reinvested distributions (as a percentage of offering price)	NONE		NONE		NONE		NONE		NONE
Redemption fee	NONE		NONE		NONE		NONE		NONE
Exchange fee	NONE		NONE		NONE		NONE		NONE
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.50%		0.50%		0.70%		0.50%		0.50%
Distribution and/or service (12b-1) fee	1.00%		1.00%		1.00%		1.00%		1.00%
Other expenses	0.62%		1.10%		0.94%		1.15%		0.53%
Total annual fund operating expenses	2.12%		2.60%		2.64%		2.65%		2.03%

*  Pro Forma Combined Large Cap Blend Fund assumes the Reorganization of each of the Large Cap Value Fund, the Large Cap Growth Fund and the Mid-Cap Core Fund into the Large Cap Blend Fund as of March 31, 2010.

(3)  1% during the first year.

	Actual				Pro Forma Combined
	Large Cap Value Fund	Large Cap Growth Fund	Mid-Cap Core Fund	Large Cap Blend Fund	Large Cap Blend Fund*
	Common Class	Common Class	Common Class	Common Class	Common Class
Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	NONE	NONE	NONE	NONE	NONE
Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase price or redemption proceeds, as applicable)	NONE	NONE	NONE	NONE	NONE
Maximum sales charge (load) imposed on reinvested distributions (as a percentage of offering price)	NONE	NONE	NONE	NONE	NONE
Redemption fee	NONE	NONE	NONE	NONE	NONE
Exchange fee	NONE	NONE	NONE	NONE	NONE
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.50%	0.50%	0.70%	0.50%	0.50%
Distribution and/or service (12b-1) fee	NONE	NONE	NONE	0.25%	NONE
Other expenses	0.62%	1.10%	0.94%	1.15%	0.53%
Total annual fund operating expenses	1.12%	1.60%	1.64%	1.90%	1.03%

*  Pro Forma Combined Large Cap Blend Fund assumes the Reorganization of each of the Large Cap Value Fund, the Large Cap Growth Fund and the Mid-Cap Core Fund into the Large Cap Blend Fund as of March 31, 2010.

	Actual				Pro Forma Combined
	Large Cap Value Fund	Large Cap Growth Fund	Mid-Cap Core Fund	Large Cap Blend Fund	Large Cap Blend Fund*
	Advisor Class	Advisor Class	Advisor Class	Class A	Class A
Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	NONE	NONE	NONE	5.75%	5.75%
Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase price or redemption proceeds, as applicable)	NONE	NONE	NONE	NONE(1)	NONE(1)
Maximum sales charge (load) imposed on reinvested distributions (as a percentage of offering price)	NONE	NONE	NONE	NONE	NONE
Redemption fee	NONE	NONE	NONE	NONE	NONE
Exchange fee	NONE	NONE	NONE	NONE	NONE
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.50%	0.50%	0.70%	0.50%	0.50%
Distribution and/or service (12b-1) fees	0.50%	0.50%	0.50%	0.25%	0.25%
Other expenses	0.62%	1.10%	0.94%	1.15%	0.53%
Total annual fund operating expenses	1.62%	2.10%	2.14%	1.90%	1.28%

*  Pro Forma Combined Large Cap Blend Fund assumes the Reorganization of each of the Large Cap Value Fund, the Large Cap Growth Fund and the Mid-Cap Core Fund into the Large Cap Blend Fund as of March 31, 2010.

(1)  Purchases of shares of $1,000,000 or more may be subject to a 1% deferred sales charge on redemptions within 12 months of purchase.

Pro Forma Combined Large Cap Blend Fund expenses have not been shown for scenarios assuming the Reorganizations of the Large Cap Blend Fund and only (i) the Large Cap Value Fund and the Large Cap Growth Fund, (ii) the Large Cap Value Fund and the Mid-Cap Core Fund or (iii) the Large Cap Growth Fund and the Mid-Cap Core Fund; however, Pro Forma Combined Large Cap Blend Fund expenses in any such scenario would not be higher than the Pro Forma Combined Large Cap Blend

Fund expenses shown above in any of the tables which assume the Reorganization of the Large Cap Blend Fund and only one Target Fund.

Examples

These examples assume that an investor invests $10,000 in the relevant Fund for the time periods indicated (for the current fiscal year ending October 31, 2010 in the case of each Target Fund, or December 31, 2010 in the case of the Large Cap Blend Fund), that the investment has a 5% return each year, that the investor pays the sales charges, if any, that apply to the particular class and that the Fund's operating expenses remain the same. These assumptions are not meant to indicate that the investor will receive a 5% annual rate of return. The annual return may be more or less than the 5% used in these examples. Although actual costs may be higher or lower, based on these assumptions, an investor's costs would be:

Large Cap Value Fund into Large Cap Blend Fund:

ASSUMING THE INVESTOR REDEEMS HIS OR HER SHARES:

	1 Year	3 Years	5 Years	10 Years
Class A
Large Cap Value Fund	$706	$984	$1,282	$2,127
Large Cap Blend Fund	$757	$1,138	$1,542	$2,669
Pro Forma Combined Large Cap Blend Fund*	$706	$984	$1,282	$2,127
Class B
Large Cap Value Fund	$615	$864	$1,139	$2,261
Large Cap Blend Fund	$668	$1,023	$1,405	$2,802
Pro Forma Combined Large Cap Blend Fund*	$615	$864	$1,139	$2,261
Class C
Large Cap Value Fund	$315	$664	$1,139	$2,452
Large Cap Blend Fund	$368	$823	$1,405	$2,983
Pro Forma Combined Large Cap Blend Fund*	$315	$664	$1,139	$2,452
Common Class
Large Cap Value Fund	$114	$356	$617	$1,363
Large Cap Blend Fund	$193	$597	$1,026	$2,222
Pro Forma Combined Large Cap Blend Fund*	$114	$356	$617	$1,363
Advisor Class / Class A
Large Cap Value Fund	$165	$511	$881	$1,922
Large Cap Blend Fund	$757	$1,138	$1,542	$2,669
Pro Forma Combined Large Cap Blend Fund*†	$706	$984	$1,282	$2,127

*  Pro Forma Combined Large Cap Blend Fund assumes the Reorganization of only the Large Cap Value Fund into the Large Cap Blend Fund as of March 31, 2010.

†  Class A's sales load will not be charged on shares issued in the Reorganization. An investor's costs in the Pro Forma Combined Large Cap Blend Fund without Class A's sales load would be:

1 Year	3 Years	5 Years	10 Years
$139	$434	$750	$1,646

ASSUMING THE INVESTOR DOES NOT REDEEM HIS OR HER SHARES:

	1 Year	3 Years	5 Years	10 Years
Class A
Large Cap Value Fund	$706	$984	$1,282	$2,127
Large Cap Blend Fund	$757	$1,138	$1,542	$2,669
Pro Forma Combined Large Cap Blend Fund*	$706	$984	$1,282	$2,127
Class B
Large Cap Value Fund	$215	$664	$1,139	$2,261
Large Cap Blend Fund	$268	$823	$1,405	$2,802
Pro Forma Combined Large Cap Blend Fund*	$215	$664	$1,139	$2,261
Class C
Large Cap Value Fund	$215	$664	$1,139	$2,452
Large Cap Blend Fund	$268	$823	$1,405	$2,983
Pro Forma Combined Large Cap Blend Fund*	$215	$664	$1,139	$2,452
Common Class
Large Cap Value Fund	$114	$356	$617	$1,363
Large Cap Blend Fund	$193	$597	$1,026	$2,222
Pro Forma Combined Large Cap Blend Fund*	$114	$356	$617	$1,363
Advisor Class / Class A
Large Cap Value Fund	$165	$511	$881	$1,922
Large Cap Blend Fund	$757	$1,138	$1,542	$2,669
Pro Forma Combined Large Cap Blend Fund*†	$706	$984	$1,282	$2,127

*  Pro Forma Combined Large Cap Blend Fund assumes the Reorganization of only the Large Cap Value Fund into the Large Cap Blend Fund as of March 31, 2010.

†  Class A's sales load will not be charged on shares issued in the Reorganization. An investor's costs in the Pro Forma Combined Large Cap Blend Fund without Class A's sales load would be:

1 Year	3 Years	5 Years	10 Years
$139	$434	$750	$1,646

Large Cap Growth Fund into Large Cap Blend Fund:

ASSUMING THE INVESTOR REDEEMS HIS OR HER SHARES:

	1 Year	3 Years	5 Years	10 Years
Class A
Large Cap Growth Fund	$752	$1,123	$1,518	$2,619
Large Cap Blend Fund	$757	$1,138	$1,542	$2,669
Pro Forma Combined Large Cap Blend Fund*	$721	$1,028	$1,356	$2,283
Class B
Large Cap Growth Fund	$663	$1,008	$1,380	$2,752
Large Cap Blend Fund	$668	$1,023	$1,405	$2,802
Pro Forma Combined Large Cap Blend Fund*	$630	$909	$1,215	$2,417
Class C
Large Cap Growth Fund	$363	$808	$1,380	$2,934
Large Cap Blend Fund	$368	$823	$1,405	$2,983
Pro Forma Combined Large Cap Blend Fund*	$330	$709	$1,215	$2,605
Common Class
Large Cap Growth Fund	$163	$505	$871	$1,900
Large Cap Blend Fund	$193	$597	$1,026	$2,222
Pro Forma Combined Large Cap Blend Fund*	$129	$403	$697	$1,534
Advisor Class / Class A
Large Cap Growth Fund	$213	$658	$1,129	$2,431
Large Cap Blend Fund	$757	$1,138	$1,542	$2,669
Pro Forma Combined Large Cap Blend Fund*†	$721	$1,028	$1,356	$2,283

ASSUMING THE INVESTOR DOES NOT REDEEM HIS OR HER SHARES:

	1 Year	3 Years	5 Years	10 Years
Class A
Large Cap Growth Fund	$752	$1,123	$1,518	$2,619
Large Cap Blend Fund	$757	$1,138	$1,542	$2,669
Pro Forma Combined Large Cap Blend Fund*	$721	$1,028	$1,356	$2,283
Class B
Large Cap Growth Fund	$263	$808	$1,380	$2,752
Large Cap Blend Fund	$268	$823	$1,405	$2,802
Pro Forma Combined Large Cap Blend Fund*	$230	$709	$1,215	$2,417
Class C
Large Cap Growth Fund	$263	$808	$1,380	$2,934
Large Cap Blend Fund	$268	$823	$1,405	$2,983
Pro Forma Combined Large Cap Blend Fund*	$230	$709	$1,215	$2,605
Common Class
Large Cap Growth Fund	$163	$505	$871	$1,900
Large Cap Blend Fund	$193	$597	$1,026	$2,222
Pro Forma Combined Large Cap Blend Fund*	$129	$403	$697	$1,534
Advisor Class / Class A
Large Cap Growth Fund	$213	$658	$1,129	$2,431
Large Cap Blend Fund	$757	$1,138	$1,542	$2,669
Pro Forma Combined Large Cap Blend Fund*†	$721	$1,028	$1,356	$2,283

*  Pro Forma Combined Large Cap Blend Fund assumes the Reorganization of only the Large Cap Growth Fund into the Large Cap Blend Fund as of March 31, 2010.

†  Class A's sales load will not be charged on shares issued in the Reorganization. An investor's costs in the Pro Forma Combined Large Cap Blend Fund without Class A's sales load would be:

1 Year	3 Years	5 Years	10 Years
$155	$480	$829	$1,813

Mid-Cap Core Fund into Large Cap Blend Fund:

ASSUMING THE INVESTOR REDEEMS HIS OR HER SHARES:

	1 Year	3 Years	5 Years	10 Years
Class A
Mid-Cap Core Fund	$756	$1,135	$1,538	$2,659
Large Cap Blend Fund	$757	$1,138	$1,542	$2,669
Pro Forma Combined Large Cap Blend Fund*	$714	$1,007	$1,322	$2,210
Class B
Mid-Cap Core Fund	$688	$1,083	$1,504	$2,948
Large Cap Blend Fund	$668	$1,023	$1,405	$2,802
Pro Forma Combined Large Cap Blend Fund*	$623	$888	$1,180	$2,344
Class C
Mid-Cap Core Fund	$367	$820	$1,400	$2,973
Large Cap Blend Fund	$368	$823	$1,405	$2,983
Pro Forma Combined Large Cap Blend Fund*	$323	$688	$1,180	$2,534
Common Class
Mid-Cap Core Fund	$167	$517	$892	$1,944
Large Cap Blend Fund	$193	$597	$1,026	$2,222
Pro Forma Combined Large Cap Blend Fund*	$122	$381	$660	$1,455
Advisor Class / Class A
Mid-Cap Core Fund	$217	$670	$1,149	$2,472
Large Cap Blend Fund	$757	$1,138	$1,542	$2,669
Pro Forma Combined Large Cap Blend Fund*†	$714	$1,007	$1,322	$2,210

ASSUMING THE INVESTOR DOES NOT REDEEM HIS OR HER SHARES:

	1 Year	3 Years	5 Years	10 Years
Class A
Mid-Cap Core Fund	$756	$1,135	$1,538	$2,659
Large Cap Blend Fund	$757	$1,138	$1,542	$2,669
Pro Forma Combined Large Cap Blend Fund*	$714	$1,007	$1,322	$2,210
Class B
Mid-Cap Core Fund	$288	$883	$1,504	$2,948
Large Cap Blend Fund	$268	$823	$1,405	$2,802
Pro Forma Combined Large Cap Blend Fund*	$223	$688	$1,180	$2,344
Class C
Mid-Cap Core Fund	$267	$820	$1,400	$2,973
Large Cap Blend Fund	$268	$823	$1,405	$2,983
Pro Forma Combined Large Cap Blend Fund*	$223	$688	$1,180	$2,534
Common Class
Mid-Cap Core Fund	$167	$517	$892	$1,944
Large Cap Blend Fund	$193	$597	$1,026	$2,222
Pro Forma Combined Large Cap Blend Fund*	$122	$381	$660	$1,455
Advisor Class / Class A
Mid-Cap Core Fund	$217	$670	$1,149	$2,472
Large Cap Blend Fund	$757	$1,138	$1,542	$2,669
Pro Forma Combined Large Cap Blend Fund*†	$714	$1,007	$1,322	$2,210

*  Pro Forma Combined Large Cap Blend Fund assumes the Reorganization of only the Mid-Cap Core Fund into the Large Cap Blend Fund as of March 31, 2010.

†  Class A's sales load will not be charged on shares issued in the Reorganization. An investor's costs in the Pro Forma Combined Large Cap Blend Fund without Class A's sales load would be:

1 Year	3 Years	5 Years	10 Years
$148	$459	$792	$1,735

Large Cap Value Fund, Large Cap Growth Fund and Mid-Cap Core Fund into Large Cap Blend Fund:

ASSUMING THE INVESTOR REDEEMS HIS OR HER SHARES:

	1 Year	3 Years	5 Years	10 Years
Class A
Large Cap Value Fund	$706	$984	$1,282	$2,127
Large Cap Growth Fund	$752	$1,123	$1,518	$2,619
Mid-Cap Core Fund	$756	$1,135	$1,538	$2,659
Large Cap Blend Fund	$757	$1,138	$1,542	$2,669
Pro Forma Combined Large Cap Blend Fund*	$698	$958	$1,237	$2,031
Class B
Large Cap Value Fund	$615	$864	$1,139	$2,261
Large Cap Growth Fund	$663	$1,008	$1,380	$2,752
Mid-Cap Core Fund	$688	$1,083	$1,504	$2,948
Large Cap Blend Fund	$668	$1,023	$1,405	$2,802
Pro Forma Combined Large Cap Blend Fund*	$606	$837	$1,093	$2,166
Class C
Large Cap Value Fund	$315	$664	$1,139	$2,452
Large Cap Growth Fund	$363	$808	$1,380	$2,934
Mid-Cap Core Fund	$367	$820	$1,400	$2,973
Large Cap Blend Fund	$368	$823	$1,405	$2,983
Pro Forma Combined Large Cap Blend Fund*	$306	$637	$1,093	$2,358
Common Class
Large Cap Value Fund	$114	$356	$617	$1,363
Large Cap Growth Fund	$163	$505	$871	$1,900
Mid-Cap Core Fund	$167	$517	$892	$1,944
Large Cap Blend Fund	$193	$597	$1,026	$2,222
Pro Forma Combined Large Cap Blend Fund*	$105	$328	$569	$1,259
Advisor Class / Class A
Large Cap Value Fund	$165	$511	$881	$1,922
Large Cap Growth Fund	$213	$658	$1,129	$2,431
Mid-Cap Core Fund	$217	$670	$1,149	$2,472
Large Cap Blend Fund	$757	$1,138	$1,542	$2,669
Pro Forma Combined Large Cap Blend Fund*†	$698	$958	$1,237	$2,031

*  Pro Forma Combined Large Cap Blend Fund assumes the Reorganization of each of the Large Cap Value Fund, the Large Cap Growth Fund and the Mid-Cap Core Fund into the Large Cap Blend Fund as of March 31, 2010.

†  Class A's sales load will not be charged on shares issued in the Reorganization. An investor's costs in the Pro Forma Combined Large Cap Blend Fund without Class A's sales load would be:

1 Year	3 Years	5 Years	10 Years
$130	$406	$702	$1,545

ASSUMING THE INVESTOR DOES NOT REDEEM HIS OR HER SHARES:

	1 Year	3 Years	5 Years	10 Years
Class A
Large Cap Value Fund	$706	$984	$1,282	$2,127
Large Cap Growth Fund	$752	$1,123	$1,518	$2,619
Mid-Cap Core Fund	$756	$1,135	$1,538	$2,659
Large Cap Blend Fund	$757	$1,138	$1,542	$2,669
Pro Forma Combined Large Cap Blend Fund*	$698	$958	$1,237	$2,031
Class B
Large Cap Value Fund	$215	$664	$1,139	$2,261
Large Cap Growth Fund	$263	$808	$1,380	$2,752
Mid-Cap Core Fund	$288	$883	$1,504	$2,948
Large Cap Blend Fund	$268	$823	$1,405	$2,802
Pro Forma Combined Large Cap Blend Fund*	$206	$637	$1,093	$2,166
Class C
Large Cap Value Fund	$215	$664	$1,139	$2,452
Large Cap Growth Fund	$263	$808	$1,380	$2,934
Mid-Cap Core Fund	$267	$820	$1,400	$2,973
Large Cap Blend Fund	$268	$823	$1,405	$2,983
Pro Forma Combined Large Cap Blend Fund*	$206	$637	$1,093	$2,358
Common Class
Large Cap Value Fund	$114	$356	$617	$1,363
Large Cap Growth Fund	$163	$505	$871	$1,900
Mid-Cap Core Fund	$167	$517	$892	$1,944
Large Cap Blend Fund	$193	$597	$1,026	$2,222
Pro Forma Combined Large Cap Blend Fund*	$105	$328	$569	$1,259
Advisor Class / Class A
Large Cap Value Fund	$165	$511	$881	$1,922
Large Cap Growth Fund	$213	$658	$1,129	$2,431
Mid-Cap Core Fund	$217	$670	$1,149	$2,472
Large Cap Blend Fund	$757	$1,138	$1,542	$2,669
Pro Forma Combined Large Cap Blend Fund*†	$698	$958	$1,237	$2,031

*  Pro Forma Combined Large Cap Blend Fund assumes the Reorganization of each of the Large Cap Value Fund, the Large Cap Growth Fund and the Mid-Cap Core Fund into the Large Cap Blend Fund as of March 31, 2010.

†  Class A's sales load will not be charged on shares issued in the Reorganization. An investor's costs in the Pro Forma Combined Large Cap Blend Fund without Class A's sales load would be:

1 Year	3 Years	5 Years	10 Years
$130	$406	$702	$1,545

Examples of Pro Forma Combined Large Cap Blend Fund costs have not been shown for scenarios assuming the Reorganizations of the Large Cap Blend Fund and only (i) the Large Cap Value Fund and the Large Cap Growth Fund, (ii) the Large Cap Value Fund and the Mid-Cap Core Fund or (iii) the Large Cap Growth Fund and the Mid-Cap Core Fund; however, Pro Forma Combined Large Cap Blend Fund costs in any such scenario would not be higher than the Pro Forma Combined Large

Cap Blend Fund costs shown above in any of the examples which assume the Reorganization of the Large Cap Blend Fund and only one Target Fund.

Federal Tax Consequences

Each Reorganization is expected to qualify as a tax-free "reorganization" for U.S. federal income tax purposes. If a Reorganization so qualifies, in general, the relevant Target Fund, the Large Cap Blend Fund, or their respective shareholders, will not recognize gain or loss for U.S. federal income tax purposes in the transactions contemplated by the Reorganization. The relevant Target Fund may, however, recognize (A) any gain or loss that may be recognized on "section 1256 contracts" as defined in section 1256(b) of the Internal Revenue Code of 1986, as amended (the "Code") as a result of the closing of the tax year of the Target Fund, (B) any gain that may be recognized on the transfer of stock in a "passive foreign investment company" as defined in section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized as a result of the closing of the tax year of the Target Fund. As a condition to the closing of each Reorganization, the Large Cap Blend Fund and the relevant Target Fund will receive an opinion from Willkie Farr & Gallagher LLP to that effect. An opinion of counsel is not binding on the Internal Revenue Service ("IRS") or any court and thus does not preclude the IRS from asserting, or a court from rendering, a contrary position.

While the portfolio managers of the Large Cap Blend Fund do not anticipate requesting the disposition of a portion of any Target Fund's portfolio holdings before the closing of the applicable Reorganization, they do anticipate disposing of a substantial portion of the Large Cap Value Fund's portfolio holdings following the closing of the applicable Reorganization.

The tax impact of any such sales will depend on the difference between the price at which such portfolio securities are sold and the Large Cap Value Fund's basis in such securities. Any capital gains recognized in these sales on a net basis following the closing of the applicable Reorganization will be distributed, if required, to the Combined Fund's shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

At any time prior to the consummation of the applicable Reorganization, a shareholder may redeem shares, likely resulting in recognition of a gain or loss to such shareholder for U.S. federal and state income tax purposes. For more information about the U.S. federal income tax consequences of each Reorganization, see "Material U.S. Federal Income Tax Consequences of the Reorganizations."

Purchase, Exchange, Redemption and Valuation of Shares

Procedures for the purchase, exchange, redemption and valuation of shares of each Target Fund and the Large Cap Blend Fund are identical, except that procedures for the purchase, exchange and redemption of Advisor Class shares of each Target Fund are different from the procedures for the purchase, exchange and redemption of Class A shares of the Large Cap Blend Fund. For more information on such differences, see "Comparison of the Funds — Purchase, Exchange, Redemption and Valuation of Shares."

COMPARISON OF THE FUNDS

Principal and Other Investment Risks

Large Cap Value Fund and Large Cap Blend Fund

Because of their substantially similar investment objectives and similar investment strategies, the Large Cap Value Fund and the Large Cap Blend Fund are subject to similar principal and non-principal investment risks associated with an investment in the relevant Fund. Some of the similarities and differences are described in the table below.

	Large Cap Value Fund	Large Cap Blend Fund
Principal Risks	• Market risk	• Market risk
	• Model risk	• Model risk
	• Portfolio turnover risk	• Active trading risk (Portfolio turnover risk)
• Style risk
Non-Principal Risks	• Access risk	• Access risk
	• Correlation risk	• Correlation risk
	• Credit risk	• Credit risk
	• Currency risk	• Currency risk
	• Exposure Risk	• Exposure Risk
	• Hedged exposure risk	• Hedged exposure risk
	• Speculative exposure risk	• Speculative exposure risk
	• Information Risk	• Information Risk
	• Interest Rate Risk	• Interest Rate Risk
	• Liquidity Risk	• Liquidity Risk
	• Operational Risk	• Operational Risk
	• Political Risk	• Political Risk
	• Regulatory Risk	• Regulatory Risk
	• Valuation Risk	• Valuation Risk

Large Cap Growth Fund and Large Cap Blend Fund

Because of their identical investment objectives and similar investment strategies, the Large Cap Growth Fund and the Large Cap Blend Fund are subject to similar principal and non-principal investment risks associated with an investment in the relevant Fund. Some of the similarities and differences are described in the table below.

	Large Cap Growth Fund	Large Cap Blend Fund
Principal Risks	• Market risk	• Market risk
	• Model risk	• Model risk
	• Portfolio turnover risk	• Active trading risk (Portfolio turnover risk)
• Style risk
Non-Principal Risks	• Access risk	• Access risk
	• Correlation risk	• Correlation risk
	• Credit risk	• Credit risk
	• Currency risk	• Currency risk
	• Exposure Risk	• Exposure Risk
	• Hedged exposure risk	• Hedged exposure risk
	• Speculative exposure risk	• Speculative exposure risk
	• Information Risk	• Information Risk
	• Interest Rate Risk	• Interest Rate Risk
	• Liquidity Risk	• Liquidity Risk
	• Operational Risk	• Operational Risk
	• Political Risk	• Political Risk
• Regulatory Risk
	• Valuation Risk	• Valuation Risk

Mid-Cap Core Fund and Large Cap Blend Fund

Because of their substantially similar investment objectives and certain similarities in their investment strategies, the Mid-Cap Core Fund and the Large Cap Blend Fund are subject to similar principal and non-principal investment risks associated with an investment in the relevant Fund. Some of the similarities and differences are described in the table below.

	Mid-Cap Core Fund	Large Cap Blend Fund
Principal Risks	• Market risk	• Market risk
	• Model risk	• Model risk
	• Portfolio turnover risk	• Active trading risk (Portfolio turnover risk)
• Small and Medium-Sized Companies
Non-Principal Risks	• Access risk	• Access risk
	• Correlation risk	• Correlation risk
	• Credit risk	• Credit risk
	• Currency risk	• Currency risk
	• Exposure Risk	• Exposure Risk
	• Hedged exposure risk	• Hedged exposure risk
	• Speculative exposure risk	• Speculative exposure risk
	• Information Risk	• Information Risk
	• Interest Rate Risk	• Interest Rate Risk
	• Liquidity Risk	• Liquidity Risk
	• Operational Risk	• Operational Risk
	• Political Risk	• Political Risk
• Regulatory Risk
	• Valuation Risk	• Valuation Risk

The following discussion describes the principal and certain other risks that may affect the Large Cap Blend Fund and, therefore, the Combined Fund. You will find additional descriptions of specific risks in the Target Funds Prospectuses and the Large Cap Blend Fund Prospectus, a copy of which accompanies this Combined Prospectus/Proxy Statement.

All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money. As with any mutual fund, you could lose money over any period of time. Investments in the Large Cap Blend Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The following are the principal investment risks associated with the Large Cap Blend Fund and, therefore, also with the Combined Fund:

ACTIVE TRADING RISK. Active and frequent trading may lead to the realization and distribution to shareholders of higher short-term capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from the fund's performance. (Portfolio turnover risk is identical to active trading risk.)

MARKET RISK. The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments — including stocks and bonds and the mutual funds that invest in them.

MODEL RISK. The fund bears the risk that the proprietary quantitative models used by the portfolio manager will not be successful in identifying securities that will help the fund achieve its investment objectives, causing the fund to underperform its benchmark or other funds with a similar investment objective.

The following are the other investment risks associated with the Large Cap Blend Fund and, therefore, also with the Combined Fund:

ACCESS RISK. Some countries may restrict the fund's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the fund.

CORRELATION RISK. The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

CREDIT RISK. The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

CURRENCY RISK. Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses.

EXPOSURE RISK. The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the fund could gain or lose on an investment.

HEDGED. Could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

SPECULATIVE. To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

INFORMATION RISK. Key information about an issuer, security or market may be inaccurate or unavailable.

INTEREST RATE RISK. Changes in interest rates may cause a decline in the market value of an investment.

LIQUIDITY RISK. Certain fund securities may be difficult or impossible to sell at the time and the price that the fund would like. The fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on fund management or performance.

OPERATIONAL RISK. Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject the fund to losses from fraud, negligence, delay or other actions.

POLITICAL RISK. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

REGULATORY RISK. Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, the market value of the security, or the fund's performance.

VALUATION RISK. The lack of an active trading market may make it difficult to obtain an accurate price for a fund security.

Investment Limitations

Each of the Funds has adopted certain fundamental and non-fundamental investment limitations. If the shareholders of a Target Fund approve the Reorganization relating to their Fund, Credit Suisse will manage the Combined Fund pursuant to the investment limitations of the Large Cap Blend Fund. The complete list of the investment limitations of each Target Fund and the Large Cap Blend Fund is set out in Appendix A.

Certain Investment Practices

For each of the following practices, the table below shows the current applicable investment limitation for each Fund as listed in the Fund's prospectus (if listed therein). Risks are indicated for each practice. The specific risks associated with each of the investment practices described below are defined in the Large Cap Blend Fund Prospectus, a copy of which accompanies this Combined Prospectus/Proxy Statement.

KEY TO TABLE:

☒  Permitted without limitation; does not indicate actual use

20%  Bold type (e.g., 20%) represents an investment limitation as a percentage of net Portfolio assets; does not indicate actual use

20%  Roman type (e.g., 20%) represents an investment limitation as a percentage of total Portfolio assets; does not indicate actual use

☐  Permitted, but not expected to be used to a significant extent

—  Not permitted

Limit
Investment Practice	Large Cap Value Fund		Large Cap Growth Fund	Mid-Cap Core Fund		Large Cap Blend Fund
ACTIVE TRADING. The fund may engage
in active and frequent trading, which could
detract from the fund's performance.
Increased short-term capital gains
distributions could raise shareholders'
income tax liability. Active trading risk.	☒		☒	☒		☒
BORROWING. The borrowing of money from banks to meet redemptions or for other temporary or emergency purposes. Speculative exposure risk.	33	1/3%	10%	33	1/3%	33	1/3%
COUNTRY/REGION FOCUS. Investing a
significant portion of fund assets in a single
country or region. Market swings in the
targeted country or region will be likely to
have a greater effect on fund performance
than they would in a more geographically
diversified equity fund. Currency, market,
political risks.	☐
CURRENCY HEDGING. Instruments, such
as options, futures, forwards or swaps,
intended to manage fund exposure to
currency risk. Options, futures or forwards
involve the right or obligation to buy or sell
a given amount of foreign currency at a
specified price and future date. Swaps
involve the right or obligation to receive or
make payments based on two different
currency rates. Correlation, credit, currency,
hedged exposure, liquidity, political,
valuation risks.	☐					☐

Limit
Investment Practice	Large Cap Value Fund	Large Cap Growth Fund	Mid-Cap Core Fund	Large Cap Blend Fund
EMERGING MARKETS. Countries
generally considered to be relatively less
developed or industrialized. Emerging
markets often face economic problems that
could subject the fund to increased volatility
or substantial declines in value. Deficiencies
in regulatory oversight, market infrastructure,
shareholder protections and company laws
could expose the fund to risks beyond those
generally encountered in developed countries.
Access, currency, information, liquidity,
market, operational, political, valuation
risks.	☐			☐
EQUITY AND EQUITY RELATED
SECURITIES. Common stocks and other
securities representing or related to ownership
in a company. May also include warrants,
rights, options, preferred stocks and
convertible debt securities. These investments
may go down in value due to stock market
movements or negative company or industry
events. Liquidity, market, valuation risks.	☒	☒		☒
FOREIGN SECURITIES. Securities of foreign issuers. May include depository receipts. Currency, information, liquidity, market, operational, political, valuation risks.	10%	20%	10%	20%
FUTURES AND OPTIONS ON FUTURES.
Exchange-traded contracts that enable the
fund to hedge against or speculate on future
changes in currency values, interest rates or
stock indexes. Futures obligate the fund (or
give it the right, in the case of options) to
receive or make payment at a specific future
time based on those future changes.
(1) Correlation, currency, hedged exposure,
interest rate, market, speculative exposure
risks.(2)	☐	☐	☐	☐

	Limit
Investment Practice	Large Cap Value Fund	Large Cap Growth Fund		Mid-Cap Core Fund		Large Cap Blend Fund
OPTIONS. Instruments that provide a right to buy (call) or sell (put) a particular security, currency or index of securities at a fixed price within a certain time period. The fund may purchase or sell (write) both put and call options for hedging or speculative purposes.(1) Correlation, credit, hedged exposure, liquidity, market, speculative exposure, valuation risks.	5%	☐		25%		☐
PRIVATIZATION PROGRAMS. Foreign
governments may sell all or part of their
interests in enterprises they own or control.
Access, currency, information, liquidity,
operational, political, valuation risks.	☐
REAL ESTATE INVESTMENT TRUSTS (REITS). Pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. Credit, liquidity, interest rate, market risks.	☐	—		☐
RESTRICTED AND OTHER ILLIQUID SECURITIES. Certain securities with restrictions on trading, or those not actively traded. May include private placements. Liquidity, market, valuation risks.	10%	10%		10%		15%
SECTOR CONCENTRATION. Investing
more than 25% of the fund's net assets in a
market sector. Performance will largely
depend upon the sector's performance, which
may differ in direction and degree from that
of the overall stock market. Financial,
economic, business, political and other
developments affecting the sector will have
a greater effect on the fund.	☐
SECURITIES LENDING. Lending fund securities to financial institutions; the fund receives cash, U.S. government securities or bank letters of credit as collateral. Credit, liquidity, market risks.	☐	33	1/3%	33	1/3%	33	1/3%

	Limit
Investment Practice	Large Cap Value Fund	Large Cap Growth Fund	Mid-Cap Core Fund	Large Cap Blend Fund
SHORT POSITIONS. Selling borrowed securities with the intention of repurchasing them for a profit on the expectation that the market price will drop. If the fund were to take short positions in stocks that increase in value, then the fund would have to repurchase the securities at that higher price and it would be likely to underperform similar mutual funds that do not take short positions. Liquidity, market, speculative exposure risks.	—			☐
SHORT SALES "AGAINST THE BOX." A short sale when the fund owns enough shares of the security involved to cover the borrowed securities, if necessary. Liquidity, market, speculative exposure risks.	10%			☐
SHORT-TERM TRADING. Selling a security
shortly after purchase. A fund engaging in
short-term trading will have higher turnover
and transaction expenses. Increased short-term
capital gains distributions could raise
shareholders' income tax liability.	☐
SPECIAL-SITUATION COMPANIES.
Companies experiencing unusual
developments affecting their market values.
Special situations may include acquisition,
consolidation, reorganization, recapitalization,
merger, liquidation, special distribution,
tender or exchange offer, or potentially
favorable litigation. Securities of a special
situation company could decline in value and
hurt the fund's performance if the anticipated
benefits of the special situation do not
materialize. Information, market risks.	☐	☐	☒
START UP AND OTHER SMALL COMPANIES. Companies with small relative market capitalizations. Information, liquidity, market, valuation risks.	☐	☐	☒	5%

	Limit
Investment Practice	Large Cap Value Fund	Large Cap Growth Fund	Mid-Cap Core Fund	Large Cap Blend Fund
STRUCTURED INVESTMENTS. Swaps,
structured securities and other instruments
that allow the fund to gain access to the
performance of a benchmark asset (such as
an index or selected stocks) that may be more
attractive or accessible than the fund's direct
investment. Credit, currency, information,
interest rate, liquidity, market, political,
speculative exposure, valuation risks.	☐			☐
TECHNOLOGY COMPANIES. Companies which may benefit significantly from advances or improvements in technology. Liquidity, market, valuation risks.	☐
TEMPORARY DEFENSIVE TACTICS.
Placing some or all of the fund's assets in
investments such as money market obligations
and investment grade debt securities for
defensive purposes. Although intended to
avoid losses in adverse market, economic,
political or other conditions, defensive tactics
might be inconsistent with the fund's principal
investment strategies and might prevent the
fund from achieving its goal.		☐	☐	☐
WARRANTS. Options issued by a company granting the holder the right to buy certain securities, generally common stock, at a specified price and usually for a limited time. Liquidity, market, speculative exposure risks.	—	10%	10%	☐
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. The purchase or sale of securities for delivery at a future date; market value may change before delivery. Liquidity, market, speculative exposure risks.	☐	20%	20%	25%

(1)  Each Fund is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

(2)  Each Fund is limited to using 5% of net assets for amounts necessary for initial margin and premiums on futures positions considered to be speculative.

Performance Information

The following bar charts and tables provide an indication of the risks of investing in the relevant Fund. The bar charts show you how each Fund's performance has varied from year to year for up to 10 years. The tables compare each Fund's performance (before and after taxes) over time to that of a broad-based securities market index. As with all mutual funds, past performance (before and after taxes) is not a prediction of future performance. For more information concerning the performance of each Target Fund, please refer to the Target Fund Prospectuses, the Annual Report of the Large Cap Value Fund for the fiscal year ended October 31, 2009, and the Annual Report of the Large Cap Growth Fund and the Mid-Cap Core Fund for the fiscal year ended October 31, 2009 (such Annual Reports, the "Target Fund Annual Reports"), the Semi-Annual Report of the Large Cap Value Fund for the fiscal period ended April 30, 2010, and the Semi-Annual Report of the Large Cap Growth Fund and the Mid-Cap Core Fund for the fiscal period ended April 30, 2010 (such Semi-Annual Reports, the "Target Fund Semi-Annual Reports"). For more information concerning the performance of the Large Cap Blend Fund, please refer to the Large Cap Blend Fund Prospectus and the Large Cap Blend Fund Annual Report, copies of which accompany this Combined Prospectus/Proxy Statement.

Calendar year Total Returns, as of 12/31 each year for
Class A Shares of the Large Cap Value Fund

*  The fund adopted new investment strategies effective December 1, 2006 so that its holdings are selected using quantitative stock selection models rather than a more traditional fundamental analysis approach. Performance information for periods prior to December 1, 2006 does not reflect the current investment strategies.

  Year to Date Return as of June 30, 2010: -8.57%

Large Cap Value Fund
Average Annual Total Returns
For The Calendar Year Ended December 31, 2009

	1 Year	5 Years	10 Years	Life of Class	Inception Date
Class A Shares—Return Before Taxes	27.22%	1.18%	2.33%
Return After Taxes on Distributions	26.62%	-1.17%	0.49%
Return After Taxes on Distributions and Sale of Fund Shares	17.62%	0.55%	1.55%
Class B Shares—Return Before Taxes	26.25%	0.43%	1.56%
Class C Shares—Return Before Taxes	26.26%	0.43%	N/A	2.68%	02/28/00
Common Class Shares—Return Before Taxes	27.52%	1.43%	N/A	3.06%	08/01/00
Advisor Class Shares—Return Before Taxes	26.85%	0.95%	N/A	4.34%	06/06/03
Russell 1000 Value Index (reflects no deductions for fees, expenses or taxes)	19.69%	-0.25%	2.47%

Calendar year Total Returns, as of 12/31 each year for
Class A Shares of the Large Cap Growth Fund

*  The fund adopted new investment strategies effective December 1, 2006 so that its holdings are selected using quantitative stock selection models rather than the more traditional fundamental analysis approach. Performance information for periods prior to December 1, 2006 does not reflect the current investment strategies.

  Year to Date Return as of June 30, 2010: -8.34%

Large Cap Growth Fund
Average Annual Total Returns
For The Calendar Year Ended December 31, 2009

	1 Year	5 Years	10 Years	Life of Class	Inception Date
Class A Shares—Return Before Taxes	40.05%	-0.38%	N/A	-1.01%	11/30/01
Return After Taxes on Distributions	39.77%	-0.45%	N/A	-1.05%
Return After Taxes on Distributions and Sale of Fund Shares	26.03%	-0.37%	N/A	-0.88%
Class B Shares—Return Before Taxes	39.09%	-1.12%	N/A	-1.74%	11/30/01
Class C Shares—Return Before Taxes	39.09%	-1.11%	N/A	-1.74%	11/30/01
Common Class Shares—Return Before Taxes	40.39%	-0.13%	-3.94%
Advisor Class Shares—Return Before Taxes	39.78%	-0.62%	-4.42%
Russell 1000 Growth Index (reflects no deductions for fees, expenses or taxes)	37.21%	1.63%	-3.99%	-0.31%	11/30/01

Calendar year Total Returns, as of 12/31 each year for
Class A Shares of the Mid-Cap Core Fund

*  The fund adopted new investment strategies effective December 1, 2006 so that its holdings are selected using quantitative stock selection models rather than a more traditional fundamental analysis approach. Performance information for periods prior to December 1, 2006 does not reflect the current investment strategies.

  Year to Date Return as of June 30, 2010: -2.54%

Mid-Cap Core Fund
Average Annual Total Returns
For The Calendar Year Ended December 31, 2009

	1 Year	5 Years	10 Years	Life of Class	Inception Date
Class A Shares—Return Before Taxes	35.20%	0.10%	N/A	2.22%	11/30/01
Return After Taxes on Distributions	34.98%	0.03%	N/A	2.18%
Return After Taxes on Distributions and Sale of Fund Shares	22.88%	0.04%	N/A	1.88%
Class B Shares—Return Before Taxes	34.25%	-0.66%	N/A	0.31%	2/27/04
Class C Shares—Return Before Taxes	34.42%	-0.63%	N/A	0.34%	2/27/04
Common Class Shares—Return Before Taxes	35.56%	0.33%	-2.51%
Advisor Class Shares—Return Before Taxes	34.85%	-0.17%	-3.00%
S&P MidCap 400 Index (reflects no deductions for fees, expenses or taxes)	37.37%	3.27%	6.37%	6.52%	11/30/01

Calendar year Total Returns, as of 12/31 each year for
Class A Shares of the Large Cap Blend Fund

*  The fund adopted its current investment strategies effective December 1, 2006.

  Year to Date Return as of June 30, 2010: -7.95%

Large Cap Blend Fund
Average Annual Total Returns
For The Calendar Year Ended December 31, 2009

	1 Year	5 Years	10 Years	Life of Class	Inception Date
Class A Shares—Return Before Taxes	26.02%	-0.13%	N/A	-0.78%	7/31/01
Return After Taxes on Distributions	25.63%	-1.06%	N/A	-1.45%
Return After Taxes on Distributions and Sale of Fund Shares	16.92%	-0.24%	N/A	-0.74%
Class B Shares—Return Before Taxes	25.11%	-0.87%	N/A	-1.53%	7/31/01
Class C Shares—Return Before Taxes	25.04%	-0.88%	N/A	-1.55%	7/31/01
Common Class Shares—Return Before Taxes	26.03%	-0.11%	-1.27%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	26.47%	0.42%	-0.95%	0.94%	7/31/01

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares of each of the Funds; after-tax returns for other classes of shares will vary.

Because the Combined Fund will most closely resemble the Large Cap Blend Fund, the Large Cap Blend Fund will also be the accounting survivor of each Reorganization. The Combined Fund will maintain the performance history of the Large Cap Blend Fund at the closing of each Reorganization.

Management of the Funds

Credit Suisse, located at Eleven Madison Avenue, New York, New York 10010, provides investment advisory services to each of the Funds under separate investment advisory agreements. Credit Suisse is part of the asset management business of Credit Suisse Group AG, one of the world's leading banks. Credit Suisse Group AG provides its clients with investment banking, private banking and asset management services worldwide. The asset management business of Credit Suisse Group AG is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements. There are no material differences between the respective investment advisory agreements of each Target Fund and the investment advisory agreement of the Large Cap Blend Fund, other than, in the case of the investment advisory agreement of the Mid-Cap Core Fund, the management fee as set out below.

Mika Toikka and Timothy Schwider are portfolio managers of the Credit Suisse Quantitative Equities Group. The Credit Suisse Quantitative Equities Group is responsible for the day-to-day portfolio management of each Fund. Mr. Toikka is the lead manager of the Credit Suisse Quantitative Equities Group. Mr. Toikka has been a portfolio manager for each Fund since May 2010. Mr. Schwider has been a portfolio manager for each Fund since October 2009.

Mika Toikka, Managing Director, is Global Head of Quantitative Equities Group and Quantitative Strategies. Mr. Toikka joined Credit Suisse Asset Management, LLC in May 2010. From September 2000 to April 2010 he held positions within Credit Suisse Group AG's Investment Banking Division. Within the Arbitrage Trading area, his responsibilities have included running a variety of trading strategies and serving as the Head of Risk and Strategy for Global Arbitrage Trading. Prior to joining Arbitrage Trading in 2005, Mr. Toikka served as the Global Head of the Quantitative Equity Derivatives Strategy Group. Before joining Credit Suisse First Boston in September 2000, Mr. Toikka worked for Goldman Sachs & Co. in the Fixed Income and Currency and Commodity division where he played a leadership role in fixed income derivatives strategy. Prior to 1997, he worked for Salomon Brothers in Equity Derivatives and Quantitative Research. Mr. Toikka holds a Master of Science degree in Applied Economics from the University of California Santa Cruz and a Bachelors degree in Economics from the University of California at Davis.

Timothy Schwider, Ph.D., Director, is a quantitative equity portfolio manager focused on European and Japanese models in the Credit Suisse Quantitative Equities Group. Mr. Schwider joined Credit Suisse Asset Management, LLC in September 2008. Mr. Schwider was a proprietary trader at JPMorgan from June 2002 to August 2008, and a quantitative analyst at Goldman Sachs from September 1998 to October 2000. Mr. Schwider holds a B.S. in Mathematics from Harvey Mudd College and a Ph.D in Mathematics from the University of Michigan.

Each Fund's Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the relevant Fund.

Each Fund's Board is comprised of the same individuals. Credit Suisse Asset Management Securities, Inc. ("CSAMSI") and State Street Bank and Trust Company ("State Street"), co-administrators of the Large Cap Blend Fund, serve in the same capacities for each Target Fund, and provide accounting and co-administrative services as applicable to each Fund. In addition, the Large Cap Blend Fund has the same distributor, custodian, transfer agent, independent registered public accounting firm and counsel as each Target Fund. Boston Financial Data Services, Inc. acts as the shareholder servicing agent, transfer agent and dividend disbursing agent for each Fund. State Street serves as custodian of each of the Funds' respective assets pursuant to a custodian agreement. PricewaterhouseCoopers LLP serves as independent registered public accounting firm for each of the Funds.

The Large Cap Blend Fund pays Credit Suisse a management fee of 0.50% of its average daily net assets. Each of the Large Cap Value Fund and the Large Cap Growth Fund also pays Credit Suisse a management fee of 0.50% of its average daily net assets. The Mid-Cap Core Fund pays Credit Suisse a management fee of 0.70% of its average daily net assets. For their respective 2009 fiscal years, the Large Cap Value Fund, the Large Cap Growth Fund and the Mid-Cap Core Fund each paid Credit Suisse 0.36%, 0.03% and 0.47% (due to voluntary fee waivers), respectively, of its average daily net assets for advisory services, and the Large Cap Blend Fund did not pay Credit Suisse for advisory services, due to voluntary fee waivers.

In addition to the management fee, each Fund pays a co-administration fee to CSAMSI of 0.09% of its average daily net assets. Each Fund pays State Street a fee exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds co-administered by State Street and allocated based upon the relative average net assets of each Fund, subject to an annual minimum fee.

A discussion regarding the basis for the relevant Board's approval of the applicable investment advisory agreement is available in the relevant Target Fund Annual Report.

Distribution and Shareholder Servicing

CLASS A, CLASS B AND CLASS C SHARES. Each Fund has adopted Plans of Distribution for its Class A shares, Class B shares and Class C shares ("A Shares 12b-1 Plan," "B Shares 12b-1 Plan" and "C Shares 12b-1 Plan," respectively). Each Fund's A Shares 12b-1 Plan, B Shares 12b-1 Plan and C Shares 12b-1 Plan permit the Fund to compensate CSAMSI for activities associated with the distribution of these classes of shares.

Each Fund's A Shares 12b-1 Plan currently provides that a service fee of 0.25% per year of the average daily net assets of the Fund's Class A shares will be paid as compensation to CSAMSI. Each Fund's B Shares 12b-1 Plans currently provides that: (i) an asset based sales charge of 0.75% per year and (ii) a service fee of 0.25% per year, in each case, of the average daily net assets of the Fund's Class B shares will be paid as compensation to CSAMSI. Each Fund's C Shares 12b-1 Plans currently provides that: (i) an asset-based sales charge of 0.75% per year, and (ii) a service fee of 0.25% per year, in each case, of the average daily net assets of the Fund's Class C shares will be paid as compensation to CSAMSI. Following the Reorganizations, the Combined Fund will be subject to the Large Cap Blend Fund's A Shares 12b-1 Plan, B Shares 12b-1 Plan and C Shares 12b-1 Plan.

ADVISOR SHARES. Each of the Large Cap Value Fund, the Large Cap Growth Fund and the Mid-Cap Core Fund has entered into an agreement (the "Agreement") with institutional shareholders of record, broker-dealers, financial institutions, depository institutions, retirement plans and financial intermediaries ("Institutions") to provide certain distribution, shareholder servicing, administrative and/or accounting services for their clients or customers (or participants in the case of retirement plans) ("Customers") who are beneficial owners of Advisor Shares. Each

Agreement is governed by a distribution plan (the "Advisor Shares 12b-1 Plan") pursuant to Rule 12b-1 under the 1940 Act, pursuant to which each of the Large Cap Value Fund, the Large Cap Growth Fund and the Mid-Cap Core Fund pays in consideration for services, a fee calculated at an annual rate of 0.50% of the average daily net assets of the Advisor Shares of each of the Large Cap Value Fund, the Large Cap Growth Fund and the Mid-Cap Core Fund, although under each of the Large Cap Value Fund's and the Large Cap Growth Fund's Advisor Shares 12b-1 Plan the applicable Fund is authorized to pay up to 0.75% per annum of the average daily net assets of the Fund's Advisor Shares. Such payments may be paid to Institutions directly by each of the Large Cap Value Fund, the Large Cap Growth Fund or the Mid-Cap Core Fund or by CSAMSI on behalf of such Funds. As Advisor Class shareholders of each of the Large Cap Value Fund, the Large Cap Growth Fund and the Mid-Cap Core Fund will receive Class A shares of the Large Cap Blend Fund in the Reorganizations, such shareholders will be subject to the Large Cap Blend Fund's A Shares 12b-1 Plan following the Reorganizations.

COMMON SHARES. Each of the Large Cap Value Fund and the Large Cap Blend Fund has adopted a Shareholder Servicing and Distribution Plan for its Common Class shares (the "Common Shares 12b-1 Plans"), pursuant to Rule 12b-1 under the 1940 Act, pursuant to which the relevant Fund pays CSAMSI a fee calculated at an annual rate of 0.25% of the average daily net assets of the Common Class shares of the Fund. The Common Class of the Large Cap Value Fund currently does not pay such fee, as it is closed to new investments. Neither of the Large Cap Growth Fund nor the Mid-Cap Core Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to its Common Class shares. The Board of Directors of the Large Cap Blend Fund has approved the termination of the Large Cap Blend Fund's Common Shares 12b-1 Plan, effective upon the closing of the Reorganizations. As a result, Common Class shareholders of the Combined Fund will not be subject to any shareholder servicing and distribution fee.

Dividends and Distributions

The policies with respect to payment of dividends and capital gains distributions of each Target Fund and the Large Cap Blend Fund are identical, except that the Large Cap Value Fund typically distributes dividends quarterly and the Large Cap Blend Fund typically distributes dividends annually. The Large Cap Blend Fund's procedures will remain in place for the Combined Fund. Shareholders should refer to the Large Cap Blend Fund Prospectus (a copy of which accompanies this Combined Prospectus/Proxy Statement) and the Target Fund Prospectuses for the specific policies with respect to payment of dividends and capital gains distributions under the heading "More About Your Fund — Distributions."

Purchase, Exchange, Redemption and Valuation of Shares

Procedures for the purchase, exchange, redemption and valuation of shares of each Target Fund and the Large Cap Blend Fund are identical, except that procedures for the purchase, exchange and redemption of Advisor Class shares of each Target

Fund are different from the procedures for the purchase, exchange and redemption of Class A shares of the Large Cap Blend Fund. Class A shares of the Large Cap Blend Fund may be purchased, exchanged and redeemed through financial intermediaries, and the procedures relating to purchase, exchange and redemption transactions are prescribed by the applicable financial intermediary. Advisor Class shares of each Target Fund may be purchased, exchanged and redeemed through the Credit Suisse Institutional Services Center as well as through financial intermediaries.

The Large Cap Blend Fund's procedures will remain in place for the Combined Fund. Shareholders should refer to the Large Cap Blend Fund Prospectus (a copy of which accompanies this Combined Prospectus/Proxy Statement) and the Target Fund Prospectuses for the specific procedures applicable to purchases, exchanges and redemptions of shares under the headings "Buying and Selling Shares," "Buying Shares" and "Selling Shares," as applicable. In addition to the policies described therein, certain fees may be assessed in connection with the purchase, exchange and redemption of shares. See "Summary — Fees and Expenses" above.

Frequent Purchases and Sales of Fund Shares

The policies and procedures of each Target Fund and the Large Cap Blend Fund relating to frequent purchases and sales of Fund shares are identical, and such policies and procedures will remain in place for the Combined Fund. Shareholders should refer to the Large Cap Blend Fund Prospectus (a copy of which accompanies this Combined Prospectus/Proxy Statement) and the Target Fund Prospectuses for the specific policies and procedures relating to frequent purchases and sales of Fund shares under the heading "Other Policies — Frequent Purchases and Sales of Fund Shares."

FINANCIAL HIGHLIGHTS

Financial highlights tables for the existing share classes of the Large Cap Blend Fund may be found in the Large Cap Blend Fund Prospectus, a copy of which accompanies this Combined Prospectus/Proxy Statement.

INFORMATION ABOUT THE REORGANIZATIONS

General

Under each Reorganization Agreement, the relevant Target Fund will transfer its assets to the Large Cap Blend Fund in exchange for the assumption by the Large Cap Blend Fund of the Target Fund's liabilities and Class A, Class B, Class C and Common Class shares of the Large Cap Blend Fund. For more details about the Reorganization Agreements, see Appendix B — "Form of Agreement and Plan of Reorganization." The shares of the Large Cap Blend Fund issued to each Target Fund will have an aggregate net asset value ("NAV") equal to the aggregate NAV of the Target Fund's shares outstanding immediately prior to the applicable Reorganization. Upon receipt by a Target Fund of the shares of the Large Cap Blend Fund, the Target Fund will distribute the shares to its shareholders. Then, as soon as practicable after the Closing Date (as defined in Appendix B), each Target Fund will be terminated as a trust or a corporation, or series thereof, as the case may be, under applicable state law.

The distribution of Large Cap Blend Fund shares to each Target Fund's shareholders will be accomplished by opening new accounts on the books of the Large Cap Blend Fund in the names of the Target Fund shareholders and transferring to those shareholder accounts the shares of the Large Cap Blend Fund. Such newly-opened accounts on the books of the Large Cap Blend Fund will represent the respective pro rata number of shares of the same class of the Large Cap Blend Fund that the relevant Target Fund receives under the terms of its Reorganization Agreement. See "Terms of the Reorganization Agreements" below.

Accordingly, as a result of a Reorganization, the relevant Target Fund shareholders will own the same class of shares of the Large Cap Blend Fund (with the exception of Advisor Class shareholders of each Target Fund, who will own Class A shares of the Large Cap Blend Fund) having an aggregate NAV immediately after the Closing Date equal to the aggregate NAV of that shareholder's Target Fund shares immediately prior to the Closing Date. Each Reorganization will not result in dilution of either Fund's NAV. However, as a result of a Reorganization, a shareholder of the relevant Target Fund or the Large Cap Blend Fund will hold a reduced percentage of ownership in the larger Combined Fund than the shareholder did in the applicable Fund.

No sales charge or fee of any kind will be assessed to the relevant Target Fund shareholders in connection with their receipt of shares of the Large Cap Blend Fund in the Reorganization relating to their Fund, although shareholders who receive Class B and Class C shares in the Reorganization (and Class A shares subject to the CDSC for purchases of $1,000,000 or more) will continue to be subject to a contingent deferred sales change ("CDSC") if they sell such shares after the Reorganization but before the applicable holding period expires. The holding period with respect to any CDSC applicable to shares of the Large Cap Blend Fund acquired in a Reorganization will be measured from the earlier of the time (i) the shares were purchased from the relevant Target Fund or (ii) shares were purchased from any other Credit Suisse funds and subsequently were exchanged for shares of the Target Fund. Redemptions made after a Reorganization may be subject to CDSCs, as described in the Large Cap Blend Fund Prospectus.

Terms of the Reorganization Agreements

The following summary of the Reorganization Agreements is qualified in its entirety by reference to the form of the Reorganization Agreement (Appendix B hereto). Each Reorganization Agreement provides that the Large Cap Blend Fund will acquire all of the assets of the relevant Target Fund in exchange for shares of the Large Cap Blend Fund and the assumption by the Large Cap Blend Fund of the liabilities of the Target Fund on the Closing Date.

Prior to the Closing Date, each Target Fund will endeavor to discharge all of its known liabilities and obligations, other than those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business. The Large Cap Blend Fund will assume all liabilities, expenses, costs, charges and reserves, including those liabilities reflected on an unaudited statement of assets and liabilities for each Target Fund, as of the close of regular trading on the New York Stock Exchange, currently 4:00 p.m., Eastern Time, on the Closing Date, in accordance with generally accepted accounting principles consistently applied from the prior audited period. The NAV per share of each Fund will be calculated by determining the total assets attributable to such Fund, subtracting the Fund's actual and accrued liabilities, and dividing the result by the total number of outstanding shares. Each Fund will utilize the procedures set forth in the Large Cap Blend Fund's current Prospectus or Statement of Additional Information to determine the value of its portfolio securities and to determine the aggregate value of each Fund's portfolio.

On or as soon after the Closing Date as conveniently practicable, each Target Fund will liquidate and distribute pro rata to shareholders of record as of the close of business on the Closing Date the shares of the Large Cap Blend Fund received by the Target Fund. Such liquidation and distribution will be accomplished by the establishment of accounts in the names of the Target Fund's shareholders on the share records of the Large Cap Blend Fund's transfer agent. Each account will represent the number of shares of the Large Cap Blend Fund due to the Target Fund's shareholders calculated in accordance with the relevant Reorganization Agreement. After such distribution and the winding up of its affairs, the Target Fund will terminate as a trust or corporation, or series thereof, as the case may be.

The consummation of each Reorganization is subject to the conditions set forth in the relevant Reorganization Agreement, including approval of the Reorganization Agreement by the relevant Target Fund's shareholders. Notwithstanding approval by the shareholders of the relevant Target Fund, each Reorganization Agreement may be terminated at any time at or prior to the Closing Date by mutual agreement of the relevant Target Fund and the Large Cap Blend Fund.

Pursuant to each Reorganization Agreement, the Large Cap Blend Fund has agreed to indemnify and advance expenses to each Trustee/Director or officer of the relevant Target Fund against money damages incurred in connection with any claim arising out of such person's services as a Trustee/Director or officer with respect to matters specifically relating to the relevant Reorganization, except by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties in the conduct of his or her office.

Approval of a Reorganization Agreement requires the affirmative vote of more than 50% of the outstanding voting securities of the relevant Target Fund; provided that a quorum is present. Shareholders of a Target Fund are entitled to one vote for each share and a fractional vote for each fraction share. If shareholders of a Target Fund approve the Reorganization relating to their Fund, the Target Fund will be liquidated upon consummation of the Reorganization and subsequently terminated as a trust or corporation, or series thereof, as the case may be. In the event a Reorganization Agreement is not approved, the relevant Board will consider other possible courses of action available to it, including resubmitting the applicable Reorganization proposal to shareholders.

Reasons for the Reorganizations

The relevant Board evaluated and approved the Reorganization relating to the relevant Target Fund. The factors considered by each Board with regard to the relevant Reorganization include, but are not limited to, the following:

•  The investment objective of the relevant Target Fund and the Large Cap Blend Fund are identical or substantially similar and certain investment strategies are compatible; however, certain investment strategies are different. See "Summary — Investment Objectives and Principal Investment Strategies."

Through the Reorganization involving the Large Cap Value Fund, shareholders of the Large Cap Value Fund will be invested in a Combined Fund with a substantially similar objective and compatible investment strategies; however, shareholders of the Large Cap Value Fund will be invested in a fund that invests principally in a blend of large cap value and growth stocks. The Large Cap Value Fund does, however, primarily invest in large cap value stocks. As a result, the investment philosophy of the Combined Fund will remain comparable to those of the shareholders' current investment, although shareholders of the Large Cap Value Fund will be subject to the risks associated with an investment in a Fund that invests in large cap growth stocks.

Through the Reorganization involving the Large Cap Growth Fund, shareholders of the Large Cap Growth Fund will be invested in a Combined Fund with an identical objective and compatible investment strategies; however, shareholders of the Large Cap Growth Fund will be invested in a fund that invests principally in a blend of large cap value and growth stocks. The Large Cap Growth Fund does, however, primarily invest in large cap growth stocks. As a result, the investment philosophy of the Combined Fund will remain comparable to those of the shareholders' current investment, although shareholders of the Large Cap Growth Fund will be subject to the risks associated with an investment in a Fund that invests in large cap value stocks.

Through the Reorganization involving the Mid-Cap Core Fund, shareholders of the Mid-Cap Core Fund will be invested in a Combined Fund with a substantially similar objective and compatible investment strategies; however, shareholders of the Mid-Cap Core Fund will be invested in a fund that invests principally in large cap stocks. The Mid-Cap Core Fund invests primarily invest in mid cap stocks. However, the Mid-Cap Core Fund considers a "mid cap" company to be one that is represented in the S&P 400 Index or has similar attributes and capitalizations to companies in the S&P 400 Index, and the Large Cap Blend Fund considers a large company to be one that is represented in the S&P 500 Index or has similar attributes and capitalization to companies in the S&P 500 Index. As of December 31, 2009, the largest company in the S&P 400 Index had a market capitalization of $8.24 billion and the smallest company in the S&P 500 Index had a market capitalization of $1.12 billion. As a result, the investment philosophy of the Combined Fund will remain comparable to those of the shareholders' current investment, although shareholders of the Mid-Cap Core Fund will be subject to the risks associated with an investment in a Fund that invests in large cap stocks.

•  The possibility that the Combined Fund may achieve certain operating efficiencies from its larger net asset size.

The larger net asset size of the Combined Fund may permit the Combined Fund to achieve certain economies of scale as certain costs can be spread over a larger asset base, and the larger Combined Fund may achieve greater portfolio diversity and potentially lower portfolio transaction costs. This potential benefit will largely depend on the growth of the Combined Fund and may not be achieved solely as a result of the Reorganizations.

•  The expectation that the Combined Fund will have (i) projected gross operating expenses the same as or below those of each Target Fund prior to the applicable Reorganization, before taking into account any voluntary fee waivers or expense reimbursement arrangements, and (ii) projected net operating expenses the same as or below those of each Target Fund prior to the applicable Reorganization, after taking into account voluntary fee waivers and expense reimbursement arrangements.

Shareholders of each class of each Target Fund are expected to experience gross operating expenses in the Combined Fund the same as or lower than they had in the Target Fund prior to the applicable Reorganization, before taking into account any fee waivers or expense reimbursement arrangements. Shareholders of each class of each Target Fund are expected to experience net operating expenses in the Combined Fund the same as or lower than they had in the Target Fund prior to the applicable Reorganization, after taking into account the Large Cap Blend Fund's voluntary fee waivers and expense reimbursement arrangements. Voluntary fee waivers and expense reimbursement arrangements could be terminated at any time at the option of Credit Suisse.

•  While not predictive of future results, each Board reviewed the relative performance histories of each relevant Fund over different time periods compared with each other and to the relative benchmarks applicable to each Fund. The Board considered the fact that each Target Fund has generally had better performance compared with the Large Cap Blend Fund, however, the Board noted that the Large Cap Blend Fund had better performance over the 10-year period.

The Large Cap Blend Fund will be the accounting survivor of each Reorganization. The Combined Fund will also maintain the performance history of the Large Cap Blend Fund at the closing of each Reorganization.

•  The fact that there will be no gain or loss recognized by shareholders for federal income tax purposes as a result of a Reorganization, as each Reorganization is expected to be a tax-free transaction.

Each Reorganization contemplates a tax-free transfer of the assets of the relevant Target Fund in exchange for the assumption of the Target Fund's liabilities and shares of the Large Cap Blend Fund. Shareholders will receive Large Cap Blend Fund shares equivalent to the aggregate net asset value of their Target Fund shares and will pay no federal income tax on the transaction.

•  The reasonable expenses associated with each Reorganization will be borne solely by Credit Suisse or its affiliates and will not be borne by shareholders (excluding extraordinary expenses such as litigation expenses, damages and other expenses not normally associated with transactions of the type contemplated by the Reorganization Agreement).

Shareholders will not bear the expenses associated with the Reorganization relating to their Fund. These expenses include, among other things, expenses associated with preparing the Reorganization Agreement, this Combined Prospectus/Proxy Statement and expenses of the Special Meeting insofar as they relate to approval of the Reorganization Agreement and the transactions contemplated thereby. For purposes of determining the application of any CDSC after the Reorganization, the holding period for Target Fund shares will carry over to the Large Cap Blend Fund shares received in the Reorganization. The Reorganization involving the Large Cap Value Fund is expected to cause portfolio turnover and transaction expenses from the sale of securities immediately following the closing of the Reorganization, which will be incurred by the Combined Fund, and borne by the Combined Fund's shareholders; however, these costs are not expected to have a material impact on the Combined Fund.

For these and other reasons, each Board unanimously concluded that, based upon the factors and determinations summarized above, consummation of each relevant Reorganization is in the best interests of the relevant Target Fund and the interests of the Target Fund's existing shareholders will not be diluted as a result of the Reorganization. The approval determinations were made on the basis of each Trustee's or Director's business judgment after consideration of all of the factors taken as a whole, though individual Trustees and Directors may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

Material U.S. Federal Income Tax Consequences of the Reorganizations

The following is a general summary of the material anticipated U.S. federal income tax consequences of each Reorganization. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of a Target Fund as capital assets for U.S. federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Shareholders must consult their own tax advisers as to the U.S. federal income tax consequences of a Reorganization, as well as the effects of state, local and non-U.S. tax laws.

The closing of each Reorganization is conditioned upon the receipt by the Funds of an opinion from Willkie Farr & Gallagher LLP, counsel to the Funds, to the effect that, based upon certain facts, assumptions and representations, the Reorganization will constitute a tax-free reorganization within the meaning of section 368(a) of the Code. If a Reorganization constitutes a tax-free reorganization, no gain or loss will be recognized by the relevant Target Fund shareholders as a result of their exchange of shares pursuant to the Reorganization, and no gain or loss will generally be recognized by the Target Fund and the Large Cap Blend Fund as a result of the Reorganization, except as provided below. Each such opinion, in substance, will state that for U.S. federal income tax purposes:

(a) The transfer of all of the Target Fund's assets to the Large Cap Blend Fund in exchange for the Large Cap Blend Fund shares and the assumption by the Large Cap Blend Fund of the liabilities of the Target Fund, followed by the distribution by the Target Fund of such Large Cap Blend Fund shares to shareholders of the Target Fund in complete liquidation of the Target Fund, all pursuant to the Reorganization Agreement, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Large Cap Blend Fund and the Target Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

(b) no gain or loss will be recognized by the Large Cap Blend Fund on the receipt of the assets of the Target Fund solely in exchange for the Large Cap Blend Fund shares and the assumption by the Large Cap Blend Fund of the liabilities of the Target Fund;

(c) except for (A) any gain or loss that may be recognized on "section 1256 contracts" as defined in section 1256(a) of the Code as a result of the closing of the tax year of the Target Fund, (B) any gain that may be recognized on the transfer of stock in a "passive foreign investment company" as defined in section 1297(a) of the Code, and (C) any gain or loss regularly attributable to the termination of the Target Fund's taxable year, no gain or loss will be recognized by the Target Fund upon the transfer of the Target Fund's assets to the Large Cap Blend Fund in exchange for the Large Cap Blend Fund shares and the assumption by the Large Cap Blend Fund of the liabilities of the Target Fund or upon the distribution of the Large Cap Blend Fund shares to the Target Fund's shareholders in exchange for their shares of the Target Fund;

(d) no gain or loss will be recognized by shareholders of the Target Fund upon the exchange of their Target Fund shares for the Large Cap Blend Fund shares or upon the assumption by the Large Cap Blend Fund of the liabilities of the Target Fund pursuant to the Agreement;

(e) the aggregate tax basis of the Large Cap Blend Fund shares received by each of the Target Fund's shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the Target Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Large Cap Blend Fund shares to be received by each Target Fund shareholder will include the period during which the Target Fund shares exchanged therefor were held by such shareholder (provided that such Target Fund shares were held as capital assets on the date of the Reorganization); and

(f) except for assets which may be marked to market for federal income tax purposes as a consequence of a termination of the Target Fund's taxable year or on which gain was recognized upon the transfer to the Large Cap Blend Fund, the tax basis of the Target Fund's assets acquired by the Large Cap Blend Fund will be the same as the tax basis of such assets to the Target Fund immediately prior to the Reorganization and the holding period of the assets of the Target Fund in the hands of the Large Cap Blend Fund will include the period during which those assets were held by the Target Fund.

You should recognize that an opinion of counsel is not binding on the IRS or any court. Neither the Target Fund nor the Large Cap Blend Fund will seek to obtain a ruling from the IRS regarding the tax consequences of the Reorganization relating to their Funds. Accordingly, if the IRS sought to challenge the tax treatment of an Reorganization and was successful, neither of which is anticipated, the Reorganization could be treated, in whole or in part, as a taxable sale of assets of the relevant Target Fund, followed by the taxable liquidation thereof.

The Large Cap Blend Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to each Target Fund and its shareholders.

Prior to the Closing Date, each Target Fund will declare a distribution to its shareholders, if any, which together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the Closing Date.

The portfolio managers of the Large Cap Blend Fund do not anticipate requesting the disposition of a portion of any Target Fund's portfolio holdings before or after the closing of the applicable Reorganization, except with respect to the Large Cap Value Fund, for which the portfolio managers intend to rebalance a portion (approximately 20%) following the closing of the applicable Reorganization. The tax impact of any such sales will depend on the difference between the price at which such portfolio securities are sold and the Large Cap Value Fund's basis in such securities. Any capital gains recognized in these sales on a net basis following the closing of the applicable Reorganization will be distributed, if required, to the Combined Fund's shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders. The Funds' capital loss carryforwards may be used to offset capital gains to a certain extent, as discussed below. Based on the available capital loss carryforwards of the Funds, it is not expected that the anticipated sales of portfolio holdings of the Large Cap Value Fund post-Reorganization will result in any capital gains to be distributed to shareholders by the Combined Fund.

The Large Cap Value Fund's capital loss carryforwards, if any, should not be limited solely by reason of the Reorganizations. Based on each of the Large Cap Blend Fund's, the Large Cap Growth Fund's and the Mid-Cap Core Fund's current asset levels, it is expected that each such Fund's capital loss carryforwards will be limited by reason of the Reorganizations to an annual amount equal to the Fund's net asset value of the date of the applicable Reorganization multiplied by the then current long-term tax-exempt interest rate as determined by the Internal Revenue Service. The Reorganization will accelerate by approximately one year the capital loss carryforward expiration dates of each of the Large Cap Blend Fund, the Large Cap Growth Fund and the Mid-Cap Core Fund. Capital loss carryforwards that expire unused are no longer available to offset future taxable short-term or long-term realized gains. In addition, for five years beginning after the Closing Date of each Reorganization, the Combined Fund will not be allowed to offset certain pre-Reorganization built-in gains attributable to one Fund with capital loss carryforwards and certain built-in losses attributable to another Fund, unless certain exceptions apply. The Large Cap Blend Fund had capital loss carryforwards as of its last fiscal year end December 31, 2009, of approximately $7,904,672. The Large Cap Value Fund had capital loss carryforwards as of its last fiscal year end October 31, 2009, of approximately $44,774,521. The Large Cap Growth Fund had capital loss carryforwards as of its last fiscal year end October 31, 2009, of approximately $242,014,731. The Mid-Cap Core Fund had capital loss carryforwards as of its last fiscal year end October 31, 2009, of approximately $51,246,527.

Shareholders of each Target Fund may redeem their shares or exchange their shares for shares of certain other Credit Suisse funds at any time prior to the closing of the Reorganization relating to their Fund. Redemptions and exchanges of shares generally are taxable transactions, unless the shareholder's account is not subject to taxation, such as an individual retirement account or other tax-qualified retirement plan. Shareholders should consult with their own tax advisers regarding potential transactions.

Shareholders of each Target Fund should consult their tax advisors regarding the effect, if any, of the proposed Reorganization relating to their Fund in light of their individual circumstances. Since the foregoing discussion only relates to the U.S. federal income tax consequences of the Reorganizations, shareholders of each Target Fund should also consult their tax advisors as to state, local and foreign tax consequences, if any, of the Reorganization relating to their Fund.

Expenses of the Reorganizations

The expenses of the Reorganizations will be borne by Credit Suisse or its affiliates (excluding extraordinary expenses not normally associated with transactions of this type). These expenses consist of: (i) expenses associated with preparing the Reorganization Agreement, this Combined Prospectus/Proxy and expenses of the Special Meeting insofar as they relate to approval of the Reorganization Agreement and the transactions contemplated thereby; (ii) expenses associated with preparing and filing the N-14 Registration Statement covering the Large Cap Blend Fund shares to be issued in the Reorganizations insofar as they relate to approval of the Reorganization Agreement and the transactions contemplated thereby; (iii) registration or qualification fees and expenses of preparing and filing such forms, if any, necessary under applicable state securities laws to qualify the Large Cap Blend Fund shares to be issued in connection with the Reorganizations; (iv) postage, printing, accounting fees and legal fees incurred by the Funds in connection with the transactions contemplated by the Reorganization Agreement; (v) solicitation costs incurred in connection with the Special Meeting insofar as they relate to approval of the Reorganization Agreement and the transactions contemplated thereby; and (vi) any other reasonable Reorganization expenses. None of the Funds will pay any expenses of shareholders arising out of or in connection with the Reorganizations. All other expenses of each of the parties shall be paid by the applicable party.

Legal Matters

Certain legal matters concerning the federal income tax consequences of each Reorganization and issuance of shares of the Large Cap Blend Fund will be passed on by Willkie Farr & Gallagher LLP, counsel to the Funds, and Venable LLP, special Maryland counsel to the Large Cap Blend Fund.

OTHER INFORMATION

Capitalization

The following table sets forth as of April 30, 2010: (i) the unaudited capitalization of the Large Cap Value Fund; (ii) the unaudited capitalization of the Large Cap Growth Fund; (iii) the unaudited capitalization of the Mid-Cap Core Fund; (iv) the unaudited capitalization of the Large Cap Blend Fund; and (v) the unaudited pro forma combined capitalization of the Combined Fund assuming each

Reorganization has been approved. The capitalizations are likely to be different when a Reorganization is scheduled to be completed as a result of daily share purchase and redemption activity.

Fund	Net Assets	Net Asset Value Per Share	Shares Outstanding
Large Cap Value Fund
Class A	$162,876,403	12.64	12,886,991
Class B	$2,321,429	12.30	188,786
Class C	$1,068,450	12.19	87,624
Advisor Class	$2,384,093	12.69	187,888
Common Class	$368,809	12.57	29,347
Total	$169,019,184		13,380,636
Large Cap Growth Fund
Class A	$891,374	16.98	52,486
Class B	$134,130	15.93	8,418
Class C	$176,570	15.94	11,081
Advisor Class	$1,083,982	16.20	66,905
Common Class	$54,898,221	17.33	3,167,382
Total	$57,184,277		3,306,272
Mid-Cap Core Fund
Class A	$667,969	34.31	19,471
Class B	$47,310	32.84	1,440
Class C	$8,158	32.92	248
Advisor Class	$5,346,103	31.96	167,257
Common Class	$94,156,366	34.79	2,706,620
Total	$100,225,906		2,895,036
Large Cap Blend Fund
Class A	$34,091,335	10.21	3,339,135
Class B	$367,808	9.75	37,723
Class C	$296,423	9.72	30,492
Common Class	$1,320,095	10.15	130,060
Total	$36,075,661		3,537,410
Pro Forma Adjustments (assuming the Reorganization of only Large Cap Value Fund into the Large Cap Blend Fund)
Class A			3,111,141	*
Class B			49,310	*
Class C			22,303	*
Common Class			6,987	*
Total			3,189,741
Pro Forma Combined Large Cap Blend Fund (assuming the Reorganization of only Large Cap Value Fund into the Large Cap Blend Fund)
Class A	$199,351,831	10.21	19,525,155
Class B	$2,689,237	9.75	275,819
Class C	$1,364,873	9.72	140,419
Common Class	$1,688,904	10.15	166,394
Total	$205,094,845		20,107,787
Pro Forma Adjustments (assuming the Reorganization of only Large Cap Growth Fund into the Large Cap Blend Fund)
Class A			73,961	*
Class B			5,340	*
Class C			7,089	*
Common Class			2,241,308	*
Total			2,327,698
Pro Forma Combined Large Cap Blend Fund (assuming the Reorganization of only the Large Cap Growth Fund into the Large Cap Blend Fund)
Class A	$36,066,691	10.21	3,532,487
Class B	$501,938	9.75	51,481
Class C	$472,993	9.72	48,662
Common Class	$56,218,316	10.15	5,538,750
Total	$93,259,938		9,171,380

Fund	Net Assets	Net Asset Value Per Share	Shares Outstanding
Pro Forma Adjustments (assuming the Reorganization of only Mid-Cap Core Fund into the Large Cap Blend Fund)
Class A			402,189	*
Class B			3,413	*
Class C			595	*
Common Class			6,569,868	*
Total			6,976,065
Pro Forma Combined Large Cap Blend Fund (assuming the Reorganization of only the Mid-Cap Core Fund into the Large Cap Blend Fund)
Class A	$40,105,407	10.21	3,928,052
Class B	$415,118	9.75	42,576
Class C	$304,581	9.72	31,335
Common Class	$95,476,461	10.15	9,406,548
Total	$136,301,567		13,408,511
Pro Forma Adjustments (assuming the Reorganization of each of the Large Cap Value Fund, Large Cap Growth Fund and Mid-Cap Core Fund into the Large Cap Blend Fund)
Class A			3,587,533	*
Class B			58,060	*
Class C			29,980	*
Common Class			8,818,166	*
Total			12,493,739
Pro Forma Combined Large Cap Blend Fund (assuming the Reorganization of each of the Large Cap Value Fund, Large Cap Growth Fund and the Mid-Cap Core Fund into the Large Cap Blend Fund)
Class A	$207,341,259	10.21	20,307,666
Class B	$2,870,677	9.75	294,427
Class C	$1,549,601	9.72	159,425
Common Class	$150,743,491	10.15	14,851,575
Total	$362,505,028		35,613,093

*  To adjust for a tax-free exchange of Large Cap Value Fund, Large Cap Growth Fund and Mid-Cap Core Fund shares for shares of the Large Cap Blend Fund.

Shareholder Information

As of May 28, 2010, there were 13,276,225 shares of the Large Cap Value Fund outstanding. As of such date, the Trustees and officers of the Capital Funds Trust as a group owned less than 1% of the shares of each of the Large Cap Value Fund. As of May 28, 2010, no person was known by the Large Cap Value Fund to own beneficially or of record 5% or more of any class of shares of the Fund except as follows:

Name and Address	Class; Type of Ownership	% of Class	% of Fund	% of Combined Fund Post-Closing
Large Cap Value Fund
CHARLES SCHWAB & CO INC. SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	A	13.45%	12.96%	4.85%

Name and Address	Class; Type of Ownership	% of Class	% of Fund	% of Combined Fund Post-Closing
NFS LLC FEBO FIIOC AS AGENT FOR QUALIFIED EMPLOYEE BENEFIT PLANS 401K FINOPS-IC FUNDS 100 MAGELLAN WAY KW1C COVINGTON, KY 41015-1987	A	5.72%	5.51%	2.06%
MERRILL LYNCH PIERCE FENNER & SMITH INC BUILDING 1 TEAM A FL 2 4800 DEER LAKE DRIVE EAST JACKSONVILLE, FL 32246-6484	B	8.01%	0.11%	0.04%
PERSHING LLC PO BOX 2052 JERSEY CITY, NJ 07303-2052	B	7.44%	0.10%	0.04%
MERRILL LYNCH PIERCE FENNER & SMITH INC BUILDING 1 TEAM A FL 2 4800 DEER LAKE DRIVE EAST JACKSONVILLE, FL 32246-6484	C	12.68%	0.08%	0.03%
PERSHING LLC PO BOX 2052 JERSEY CITY, NJ 07303-2052	C	5.95%	0.04%	0.01%
RBC CAPITAL MARKETS CORP FBO LOUIS GRITZ INDIVIDUAL RETIREMENT ACCOUNT 22776 EL DORADO DRIVE BOCA RATON, FL 33433-6001	C	27.76%	0.17%	0.07%
PERSHING LLC PO BOX 2052 JERSEY CITY, NJ 07303-2052	Common	37.30%	0.08%	0.03%
PERSHING LLC PO BOX 2052 JERSEY CITY, NJ 07303-2052	Common	25.97%	0.06%	0.02%
E TRADE CLEARING LLC 572-39649-11 PO BOX 1542 MERRIFIELD, VA 22116-1542	Common	11.77%	0.03%	0.01%
E TRADE CLEARING LLC 573-86568-17 PO BOX 1542 MERRIFIELD, VA 22116-1542	Common	7.19%	0.02%	0.01%

Name and Address	Class; Type of Ownership	% of Class	% of Fund	% of Combined Fund Post-Closing
NAT'L FINANCIAL SVCS CORP FBO CUSTOMERS CHURCH STREET STATION PO BOX 3908 NEW YORK, NY 10008-3908	Advisor	10.67%	0.15%	0.06%
PRIAC CUST FBO VARIOUS RETIREMENT PLANS 801 PENNSYLVANIA AVENUE KANSAS CITY, MO 64105-1307	Advisor	87.92%	1.25%	0.47%

As of May 28, 2010, there were 3,265,097 shares of the Large Cap Growth Fund outstanding. As of such date, the Trustees and officers of the Large Cap Growth Fund as a group owned less than 1% of the shares of each of the Large Cap Growth Fund. As of May 28, 2010, no person was known by the Large Cap Growth Fund to own beneficially or of record 5% or more of any class of shares of the Fund except as follows:

Name and Address	Class; Type of Ownership	% of Class	% of Fund	% of Combined Fund Post-Closing
Large Cap Growth Fund
STATE STREET BANK & TRUST CO CUST FOR THE R/O IRA OF ALBERT A MILLER 9550 SOUTH OCEAN DR APT 1101 JENSEN BEACH, FL 34957-2349	A	35.85%	0.43%	0.04%
MERRILL LYNCH PIERCE FENNER & SMITH INC BUILDING 1 TEAM A FL 2 4800 DEER LAKE DRIVE EAST JACKSONVILLE, FL 32246-6484	A	16.32%	0.20%	0.02%
STATE STREET BANK & TRUST CO CUST FOR THE SEP IRA OF STEPHEN G FREUND 7688 TEAL ALCOVE WOODBURY, MN 55125	A	11.02%	0.13%	0.01%
PERSHING LLC PO BOX 2052 JERSEY CITY, NJ 07303-2052	A	8.32%	0.10%	0.01%
MERRILL LYNCH PIERCE FENNER & SMITH INC BUILDING 1 TEAM A FL 2 4800 DEER LAKE DRIVE EAST JACKSONVILLE, FL 32246-6484	B	6.02%	0.02%	0.001%

Name and Address	Class; Type of Ownership	% of Class	% of Fund	% of Combined Fund Post-Closing
AMERICAN ENTERPRISE INVESTMENT SVCS FBO 218200301 PO BOX 9446 MINNEAPOLIS, MN 55440-9446	B	13.95%	0.04%	0.003%
AMERICAN ENTERPRISE INVESTMENT SVCS FBO 217146881 PO BOX 9446 MINNEAPOLIS, MN 55474-0001	B	9.90%	0.03%	0.002%
AMERICAN ENTERPRISE INVESTMENT SVCS FBO 217149361 PO BOX 9446 MINNEAPOLIS, MN 55474-0001	B	5.49%	0.01%	0.001%
AMERICAN ENTERPRISE INVESTMENT SVCS FBO 301633561 PO BOX 9446 MINNEAPOLIS, MN 55474-0001	B	11.30%	0.03%	0.003%
PERSHING LLC PO BOX 2052 JERSEY CITY, NJ 07303-2052	B	6.63%	0.02%	0.002%
FIRST CLEARING LLC A/C 2494-5246 ELISABETH W BLATCHLEY IRA FCC AS CUSTODIAN 9745 WALNUT DRIVE SEAFORD, DE 19973-7812	B	8.31%	0.02%	0.002%
AMERICAN ENTERPRISE INVESTMENT SVCS FBO 195260521 PO BOX 9446 MINNEAPOLIS, MN 55474-0001	B	12.25%	0.03%	0.003%
LPL FINANCIAL SERVICES A/C 8956-1152 9785 TOWNE CENTRE DRIVE SAN DIEGO, CA 92121-1968	B	7.02%	0.02%	0.002%
MERRILL LYNCH PIERCE FENNER & SMITH INC BUILDING 1 TEAM A FL 2 4800 DEER LAKE DRIVE EAST JACKSONVILLE, FL 32246-6484	C	46.11%	0.16%	0.01%

Name and Address	Class; Type of Ownership	% of Class	% of Fund	% of Combined Fund Post-Closing
AMERICAN ENTERPRISE INVESTMENT SVCS FBO 210830841 PO BOX 9446 MINNEAPOLIS, MN 55474-0001	C	19.89%	0.07%	0.01%
UBS FINANCIAL SERVICES INC. FBO MR PAUL A GRYZBOWSKI TRADITIONAL IRA 9020 ASPEN DR CHAMPION, PA 15622-2000	C	9.05%	0.03%	0.003%
UBS FINANCIAL SERVICES INC. FBO MR DANIEL H GARIGLIO ROLLOVER IRA 9682 STILLWATER CT MYRTLE BEACH, SC 29572-5140	C	5.98%	0.02%	0.002%
LPL FINANCIAL SERVICES A/C 7217-7456 9785 TOWNE CENTRE DRIVE SAN DIEGO, CA 92121-1968	C	8.60%	0.03%	0.003%
CHARLES SCHWAB & CO INC. SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	Common	13.50%	12.99%	1.19%
STATE STREET BANK & TRUST CO AS TTEE FOR THE DENMAN TIRE CORP PENSION PLAN C/O STATE STREET BANK & TRUST CO PO BOX 470 BOSTON, MA 02122	Common	6.67%	6.42%	0.59%
NAT'L FINANCIAL SVCS CORP FBO CUSTOMERS CHURCH STREET STATION PO BOX 3908 NEW YORK, NY 10008-3908	Common	19.11%	18.38%	1.69%
CHARLES SCHWAB & CO INC. SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	Advisor	14.36%	0.29%	0.03%

Name and Address	Class; Type of Ownership	% of Class	% of Fund	% of Combined Fund Post-Closing
NAT'L FINANCIAL SVCS CORP FBO CUSTOMERS CHURCH STREET STATION PO BOX 3908 NEW YORK, NY 10008-3908	Advisor	22.19%	0.45%	0.04%
PRIAC CUST FBO VARIOUS RETIREMENT PLANS 801 PENNSYLVANIA AVENUE KANSAS CITY, MO 64105-1307	Advisor	5.48%	0.11%	0.01%
EMJAY CORPORATION CUST FBO PLANS OF RPSA CUSTOMERS C/O GREAT WEST 8515 E ORCHARD RD #2T2 GREENWOOD VILLAGE, CO 80111-5002	Advisor	9.30%	0.19%	0.02%
RUANE & CO-TR PAUL C/O TOMPKINS TRUST CO ATTN TRUST OPERATIONS PO BOX 6477 ITHACA, NY 14851-6477	Advisor	31.83%	0.64%	0.06%

As of May 28, 2010, there were 2,836,153 shares of the Mid-Cap Core Fund outstanding. As of such date, the Directors and officers of the Mid-Cap Core Fund as a group owned less than 1% of the shares of the Mid-Cap Core Fund. As of May 28, 2010, no person was known by the Mid-Cap Core Fund to own beneficially or of record 5% or more of any class of shares of the Fund except as follows:

Name and Address	Class; Type of Ownership	% of Class	% of Fund	% of Combined Fund Post-Closing
Mid-Cap Core Fund
NFA LLC FEBO RANDOLPH-BROOKS FW EXEC AWARD PL NATL TRUST MGMT SVCS TTEE RBFCU 2004 67 W LEE ST STE 201 WARRENTON, VA 20186-3212	A	10.32%	0.07%	0.01%
UBS FINANCIAL SERVICES INC. FBO JUDITH COLVIN ROLLOVER IRA 946 N CALIFORNIA AVE PALO ALTO, CA 94303-3405	A	7.04%	0.05%	0.004%

Name and Address	Class; Type of Ownership	% of Class	% of Fund	% of Combined Fund Post-Closing
GPC SECURITIES INC AGENT FOR RELIANCE TRUST COMPANY FBO NEW JERSEY BOOKS INC 401(K) PLAN PO BOX 79377 ATLANTA, GA 30357-7377	A	5.47%	0.04%	0.003%
STATE STREET BANK & TRUST CO CUST FOR THE IRA OF MARY ANN SCHEPERS U/A DTD 4/11/83 413 W 3RD ST MUSCATINE, IA 52761-3115	B	12.37%	0.01%	0.001%
AMERICAN ENTERPRISE INVESTMENT SVCS FBO 212170131 PO BOX 9446 MINNEAPOLIS, MN 55474-0001	B	19.13%	0.01%	0.001%
AMERICAN ENTERPRISE INVESTMENT SVCS FBO 217146881 PO BOX 9446 MINNEAPOLIS, MN 55474-0001	B	21.20%	0.01%	0.001%
AMERITRADE INC FBO 7859014971 PO BOX 2226 OMAHA, NE 68103-2226	B	44.91%	0.02%	0.002%
CREDIT SUISSE ASSET MANAGEMENT LLC ATTN: THOMAS GORDON ELEVEN MADISON AVENUE FL 24 NEW YORK, NY 10010-3643	C	13.86%	0.001%	0.0001%
FCC AS CUSTODIAN BRADFORD H STROHM BENE IRA BARBARA C STROHM DECD 4190 ORCHARD HILL DRIVE BLOOMFIELD HILLS, MI 48304-3248	C	86.14%	0.01%	0.001%
CHARLES SCHWAB & CO INC. SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	Common	18.99%	18.05%	1.44%

Name and Address	Class; Type of Ownership	% of Class	% of Fund	% of Combined Fund Post-Closing
NATIONWIDE LIFE INSURANCE COMPANY QPVA C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS, OH 43218-2029	Common	18.47%	17.55%	1.40%
NAT'L FINANCIAL SVCS CORP FBO CUSTOMERS CHURCH STREET STATION PO BOX 3908 NEW YORK, NY 10008-3908	Common	19.38%	18.42%	1.47%
PRIAC CUST FBO VARIOUS RETIREMENT PLANS 801 PENNSYLVANIA AVENUE KANSAS CITY, MO 64105-1307	Advisor	80.61%	3.41%	0.27%
FIRST COUNTY BANK — TR PAUL 117 PROSPECT ST STAMFORD, CT 06901-1209	Advisor	6.92%	0.29%	0.02%

As of May 28, 2010, there were 3,542,762 shares of the Large Cap Blend Fund outstanding. As of such date, the Directors and officers of the Large Cap Blend Fund as a group owned less than 1% of the shares of the Large Cap Blend Fund. As of May 28, 2010, no person was known by the Large Cap Blend Fund to own beneficially or of record 5% or more of any class of shares of the Fund except as follows:

Name and Address	Class; Type of Ownership	% of Class	% of Fund	% of Combined Fund Post-Closing
Large Cap Blend Fund
MERRILL LYNCH PIERCE FENNER & SMITH INC BUILDING 1 TEAM A FL 2 4800 DEER LAKE DRIVE EAST JACKSONVILLE, FL 32246-6484	B	23.95%	0.25%	0.02%
PERSHING LLC PO BOX 2052 JERSEY CITY, NJ 07303-2052	B	13.14%	0.13%	0.01%
MERRILL LYNCH PIERCE FENNER & SMITH INC BUILDING 1 TEAM A FL 2 4800 DEER LAKE DRIVE EAST JACKSONVILLE, FL 32246-6484	C	41.28%	0.36%	0.04%

Name and Address	Class; Type of Ownership	% of Class	% of Fund	% of Combined Fund Post-Closing
AMERICAN ENTERPRISE INVESTMENT SVCS FBO 163567841 PO BOX 9446 MINNEAPOLIS, MN 55474-0001	C	6.51%	0.06%	0.01%
NFA LLC FEBO KATHERINE S RANDALL HENRY T RANDALL 26 FAIRVIEW AVE WEST WARWICK, RI 02893-4405	C	7.16%	0.06%	0.01%
NFA LLC FEBO JPMORGAN CHASE BK TRAD R/O CUST IRA OF JOSEPH E DEWEESE 602 HALF MOON BAY DR WINDSOR, CO 80550-7006	C	5.47%	0.05%	0.01%
PERSHING LLC PO BOX 2052 JERSEY CITY, NJ 07303-2052	C	6.27%	0.05%	0.01%
CHARLES SCHWAB & CO INC. SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	Common	21.82%	0.80%	0.08%
WILLIAM A SHAPIRO 81 LENOX AVE ALBANY, NY 12203-2007	Common	5.71%	0.21%	0.02%

Shareholder Rights and Obligations

The Large Cap Value Fund is a series of the Capital Funds Trust (previously the Credit Suisse Warburg Pincus Capital Funds), an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on November 26, 1985. The Large Cap Value Fund is authorized to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.01 per share) divided into six classes, designated Class A, Class B, Class C, Class D, Common Class and Advisor Class Shares. Currently, the Large Cap Value Fund offers four classes of shares, designated Class A, Class B and Class C and Advisor Class shares. The Large Cap Value Fund issues Common Class shares only in reinvestment of dividends and distributions.

The Large Cap Growth Fund is an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on January 20, 1987. On February 6, 1992, the Large Cap Growth Fund amended its Agreement and Declaration of Trust to change its name from "Counsellors Capital Appreciation Fund" to "Warburg, Pincus Counsellors Capital Appreciation Fund." On February 20, 1992, the Large Cap Growth Fund changed its name to "Warburg, Pincus Capital Appreciation Fund." On March 16, 2001, the Large Cap Growth Fund changed its name from "Warburg, Pincus Capital Appreciation Fund" to "Credit Suisse Warburg Pincus Capital Appreciation Fund." On December 12, 2001, the Large Cap Growth Fund changed its name from "Credit Suisse Warburg Pincus Capital Appreciation Fund" to "Credit Suisse Capital Appreciation Fund." On December 1, 2006, the Large Cap Growth Fund changed its name from "Credit Suisse Capital Appreciation Fund" to "Credit Suisse Large Cap Growth Fund." The Large Cap Value Fund is authorized to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.001 per share) of which an unlimited number are divided into six classes, designated Class A, Class B, Class C, Class D, Common Class and Advisor Class Shares. Currently, the Large Cap Growth Fund offers five classes of shares: Common, Advisor, Class A, Class B and Class C.

The Mid-Cap Core Fund is an open-end management investment company organized as a corporation under the laws of the State of Maryland on November 12, 1987 under the name "Counsellors Emerging Growth Fund, Inc." On October 27, 1995, the Fund amended its charter to change its name to "Warburg, Pincus Emerging Growth Fund, Inc." On March 1, 2001, the Fund changed its name to "Credit Suisse Warburg Pincus Emerging Growth Fund, Inc." Effective December 12, 2001, the Fund changed its name to "Credit Suisse Emerging Growth Fund, Inc." Effective on May 3, 2004, the Fund changed its name to "Credit Suisse Mid-Cap Growth Fund, Inc." Effective on December 1, 2006, the Fund changed its name to "Credit Suisse Mid-Cap Core Fund, Inc." The Fund may issue four billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares are designated Common shares, one billion shares are designated Advisor shares, one billion shares are designated Class A shares and five-hundred million shares each are designated Class B and C shares. The Fund currently has five separate classes of shares: Common shares, Advisor shares, Class A shares, Class B shares and Class C shares.

The Large Cap Blend Fund is an open-end management investment company organized as a Maryland corporation on July 31, 1998. On January 1, 2000, the Fund changed its name from Warburg, Pincus Select Economic Value Equity Fund, Inc. to Warburg, Pincus Focus Fund, Inc. On March 26, 2001, the Fund changed its name from Warburg Pincus Focus Fund, Inc. to Credit Suisse Warburg Pincus Focus Fund, Inc. On December 12, 2001, the Fund further changed its name to Credit Suisse Select Equity Fund, Inc. On August 8, 2005, the Fund changed its name to Credit Suisse Large Cap Blend Fund, Inc. The Large Cap Blend Fund may issue six billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares are designated Common shares, one billion shares are designated Institutional shares, one billion shares are designated Advisor shares and one billion each are designated class A, B and C shares. The Large Cap Blend Fund currently has four separate classes of shares outstanding: Common shares, Class A shares, Class B shares and Class C shares.

The shares of the Large Cap Blend Fund to be distributed to shareholders of each Target Fund will generally have the same legal characteristics as the shares of the Target Fund with respect to such matters as voting rights, accessibility, and transferability.

With respect to each Fund, shares of each class represent interests in the assets of the Fund and shares of the same class within such Fund have equal dividend, distribution, liquidation, and voting rights, and fractional shares have those rights proportionately. Each Fund and class of shares within such Fund bears its own expenses related to its distribution of shares (and other expenses such as shareholder or administrative services).

There are no preemptive rights in connection with shares of any of the Target Funds or the Large Cap Blend Fund. When issued in accordance with the provisions of their respective prospectuses (and, in the case of shares of the Large Cap Blend Fund, issued in the connection with the Reorganizations), all shares are fully paid and non-assessable.

Comparison of Maryland Corporations and Massachusetts Trusts

In General

A fund organized as a series of a Massachusetts business trust, such as the Large Cap Value Fund, or as a Massachusetts business trust, such as the Large Cap Growth Fund (the Large Cap Value Fund and the Large Cap Growth Fund, together, the "Trusts"), is governed by the relevant Trust's declaration of trust or similar instrument; for each of the Large Cap Value Fund and the Large Cap Growth Fund it is the relevant Trust's Declaration of Trust ("Declaration"). Massachusetts law allows the trustees of a business trust to set the terms of a fund's governance in its declaration. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration. Because Massachusetts law governing business trusts provides more flexibility than typical state corporate statutes, the Massachusetts business trust became a common form of organization for mutual funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that corporate laws like those of Maryland, or newer statutory trust laws, provide.

A fund organized as a Maryland corporation, such as each of the Mid-Cap Core Fund and the Large Cap Blend Fund (together, the "Corporations"), on the other hand, is governed both by the Maryland General Corporation Law (the "MGCL") and the relevant Corporation's charter ("Charter") and bylaws ("Bylaws"). For a Maryland corporation, unlike a Massachusetts trust, the MGCL prescribes many aspects of corporate governance.

Shareholders of a Maryland corporation generally are shielded from personal liability for the corporation's debts or obligations. Shareholders of a Massachusetts business trust, on the other hand, are not afforded the statutory limitation of personal liability generally afforded to shareholders of a corporation from the trust's liabilities. Instead, a fund's declaration of trust typically provides that a shareholder will not be liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund's acts or obligations. Each Trust's Declaration contains such provisions.

Similarly, the trustees of a Massachusetts business trust are not afforded the statutory protection from personal liability for the obligations of the trust. The directors of a Maryland corporation, on the other hand, generally are shielded from personal liability for the corporation's acts or obligations. A trust's declaration usually provides limitations of a trustee's liability for the obligations of the trust, and declarations usually also provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. Each Trust's Declaration contains such provisions.

As a result of each Reorganization, the shareholders of each of the Large Cap Value Fund and the Large Cap Growth Fund will become shareholders of a Maryland corporation and the shareholders of the Mid-Cap Core Fund will continue to be shareholders of a Maryland corporation.

Maryland Corporations

A Maryland corporation is governed by the MGCL, its charter and bylaws. Some of the key provisions of the MGCL, each Corporation's Charter and each Corporation's Bylaws are summarized below.

Stockholder Voting

Under the MGCL, a Maryland corporation generally cannot dissolve, amend its charter, or engage in a statutory share exchange, merger or consolidation unless approved by a vote of stockholders. Depending on the circumstances and the charter of the corporation, there are various exceptions to these vote requirements. Each Corporation's Charter provides that notwithstanding any provision of law requiring the authorization of any action by a greater proportion than a majority of the total number of shares, such action shall be valid and effective if authorized by the affirmative vote of the holders of a majority of the total number of shares outstanding and entitled to vote thereon, except as otherwise provided in each Corporation's Charter. Stockholders of Maryland corporations are generally entitled to one vote per share and fractional votes for fractional shares held. Each Corporation's Charter contains such a provision.

Election and Removal of Directors

Stockholders of a Maryland corporation generally are entitled to elect and remove directors. Maryland law does not require a corporation registered as an open-end investment company to hold annual meetings in any year that the election of directors is not required under the 1940 Act. Each Corporation's Bylaws do not require an annual meeting in any year where the election of directors is not required under the 1940 Act. A plurality of all the votes cast at a duly called stockholder meeting (with a quorum present) shall be sufficient to elect a director.

Amendments to the Charter

Under the MGCL, stockholders of corporations generally are entitled to vote on amendments to the charter. However, the board of directors of a Maryland corporation is authorized, without a vote of the stockholders, to amend the charter to change the name of the corporation, to change the name or other designation of any class or series of stock and to change the par value of any class or series of stock. A change in the name or other designation of a class or series of stock, however, may not change the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, or terms or conditions of redemption. The board of directors of an open-end fund is also authorized to supplement the charter to increase the number of authorized shares or the number of shares in any class or series, unless prohibited by the charter.

Issuance and Redemption of Shares

The board of directors of a Maryland corporation has the power to authorize the issuance of stock and, prior to issuance of shares of each class or series, the board of directors of a Maryland corporation is required by Maryland law to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Each Corporation's Charter has authorized the relevant Board of Directors, without the need for assent or vote of the stockholders, to issue shares of stock of any class of the corporations. Each Corporation's Charter permits the relevant Board of Directors to authorize the Corporation to redeem shares involuntarily from any stockholder upon such terms and conditions as the Board of Directors shall deem advisable.

Share Classes

The 1940 Act provides that an investment company may have multiple classes, and provides rules for the equitable treatment of holders of each class, including for the separate voting rights of classes, and for the differential fees that may be charged to different classes. Each Corporation's Charter provides for the creation of multiple classes.

Stockholder, Director and Officer Liability

Under Maryland law, stockholders of a corporation generally are not personally liable for debts or obligations of a corporation. With respect to directors, the MGCL provides that a director who has met his or her statutory standard of conduct has no liability for reason of being or having been a director. The indemnification provisions and the limitation on liability are both subject to any limitations of the 1940 Act, which generally provides that no director or officer shall be protected from liability to the corporation or its stockholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The provisions governing the advance of expenses are subject to applicable requirements of the 1940 Act or rules thereunder. The Large Cap Blend Fund's Charter provides that, to the fullest extent permitted by the MGCL, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages. In addition, each Corporation is required to provide for indemnification and advance expenses to its directors and officers. However, these provisions do not apply to protect any director or officer for any liability due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office.

Massachusetts Funds

Each of the Large Cap Value Fund and the Large Cap Growth Fund is governed by the relevant Trust's Declaration.

Shareholder Voting

The 1940 Act requires a vote of shareholders on matters that Congress has determined might have a material effect on shareholders and their investments. For example, shareholder consent is required under the 1940 Act to approve new investment advisory agreements in many cases, an increase in an advisory fee or a 12b-1 fee, changes to fundamental policies, the election of directors or trustees in certain circumstances, and the merger or reorganization of a fund in certain circumstances, particularly where the merger or consolidation involves an affiliated party. Each Trust's Declaration provides that shareholders have the power to vote (a) for the election of the Trustees, (b) the removal of the Trustees, (c) with respect to any investment advisory, management or other contract, (d) with respect to termination of the Trust, (e) with respect to certain amendments of the Trust's Declaration, (f) with respect to the merger, consolidation or sale of assets of the Trust, (g) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders, provided that shareholders of a series are not entitled to vote with respect to a matter which does not affect that series, and (h) with respect to such additional matters relating to the Trust as may be required by law, the Trust's Declaration, the Trust's by-laws or any registration statement of the Trust filed with any federal or state regulatory authority, or as and when the Trustees may consider necessary or desirable.

Election and Removal of Trustees

Each Trust's Declaration provides that the Trustees determine the size of the Board of Trustees. Each also provides that vacancies on the Board of Trustees may be filled by the remaining Trustees, except when election by the shareholders is required under the 1940 Act. Any Trustee may be removed with or without cause, by action of two-thirds of the remaining Trustees or by the action of shareholders of record of not less than two-thirds of each series of shares outstanding.

Issuance and Repurchase of Shares

Under each Trust's Declaration, the Trustees are permitted to issue an unlimited number of shares for such consideration and on such terms as the Trustees may deem best. Shareholders are not entitled to any preference, preemptive, appraisal, conversion or exchange rights, except as the Trustees may determine upon the establishment of a series. Shareholders of the Trusts do not have appraisal rights.

Series and Classes

The 1940 Act provides that an investment company may have multiple series and classes, and provides rules for the fair and equitable treatment of holders of each series and class, including for the separate voting rights of series and classes, and for the differential fees that may be charged to different series and classes. Under each Trust's Declaration, the Board of Trustees has the authority to issue separate series and classes of shares that represent interests in the assets of the Trust or a series of the Trust, as applicable. A series and class shall have exclusive voting rights with respect to matters affecting such series and class, respectively. Each Board of Trustees may classify and reclassify the shares of the Trust into additional series and classes of shares at a future date. Upon liquidation of a series, shareholders of that series are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to that series over the liabilities belonging to that series. The assets distributable to the shareholders of any series shall be distributed among such shareholders in proportion to the number of shares of that series held by them and recorded on the books of the Trust.

Shareholder, Trustee and Officer Liability

Each Trust's Declaration provides that the Trust shareholders have no personal liability for the obligations of the Trust and requires the Trust to indemnify and hold each shareholder harmless from and against all claims and liabilities to which such shareholder may become subject by reason of his being or having been a shareholder, and shall reimburse such shareholder for all legal or other expenses reasonably incurred by him arising from any such claim or liability. Similarly, each Trust's Declaration provides that Trustees, officers, employees and agents have no personal liability for the obligations of the Trust. Each Trust's Declaration further provides that no Trustee, Officer, employee or agent shall be liable to the Trust or its shareholders for any action or failure to act, except for his bad faith, willful misfeasance, gross negligence or reckless disregard of his duties. Each Trust's Declaration also provides that each Trustee, officer and employee of the Trust will, in the performance of his duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of its officers or employees or by any investment adviser, distributor, transfer agent, selected dealers, accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

The foregoing is only a summary of certain rights of shareholders under the organization documents governing each Fund and under applicable state law, and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

Shareholder Proposals

Each of the Target Funds and the Large Cap Blend Fund does not hold regular annual meetings of shareholders in any year in which the 1940 Act does not require shareholders to act upon any of the following matters: (i) election of Trustees or Directors; (ii) approval of a management agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent accountants. No Target Fund (in the event the Reorganization relating to such Fund is not completed), nor the Large Cap Blend Fund intends to hold future regular annual or special meetings of its shareholders unless required by the 1940 Act. Shareholders who would like to submit proposals for consideration at future shareholder meetings should send written proposals to John G. Popp, President, Eleven Madison Avenue, New York, New York 10010. To be considered for presentation at a shareholders' meeting, rules promulgated by the SEC require that, among other things, a shareholder's proposal must be received at the offices of the Fund within a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

Solicitation of Proxies

Solicitations of proxies are being made on behalf of each Target Fund and the relevant Board primarily by the mailing of the Notice and this Combined Prospectus/Proxy Statement with its enclosures on or about July 15, 2010. Target Fund shareholders whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the Target Funds and its affiliates as well as dealers or their representatives may, without additional compensation, solicit proxies in person or by mail, telephone, facsimile or oral communication. Each Target Fund has retained The Altman Group, Inc. ("The Altman Group"), a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. Target Fund shareholders may receive a telephone call from The Altman Group asking them to vote. The proxy solicitation expenses in connection with the Reorganizations are estimated to be approximately $8,500 plus out-of-pocket expenses, all of which will be borne by Credit Suisse or its affiliates.

Brokerage firms and others will be reimbursed for their expenses in forwarding solicitation material to the beneficial owners of shares of each Target Fund. Representatives of Credit Suisse and its affiliates and other representatives of the Target Funds may also solicit proxies. Questions about the proposal should be directed to The Altman Group at (866) 745-0271.

VOTING INFORMATION AND REQUIREMENTS

General

This Combined Prospectus/Proxy Statement is furnished in connection with the proposed Reorganization of each Target Fund into the Large Cap Blend Fund and the solicitation of proxies by and on behalf of the relevant Board for use at the Special Meeting. The Special Meeting will be held on Friday, August 27, 2010 at 1:00 p.m., Eastern time, at the offices of Credit Suisse, located at Eleven Madison Avenue, New York, New York 10010, or at such later time as is made necessary by adjournment or postponement.

As of June 11, 2010, the Large Cap Value Fund had the following number of shares outstanding:

Share Class	Number of Shares
A	12,763,331
B	180,583
C	83,318
Advisor	188,617
Common	29,347

As of June 11, 2010, the Large Cap Growth Fund had the following number of shares outstanding:

Share Class	Number of Shares
A	34,811
B	7,985
C	11,579
Advisor	59,548
Common	3,120,890

As of June 11, 2010, the Mid-Cap Core Fund had the following number of shares outstanding:

Share Class	Number of Shares
A	19,631
B	1,440
C	248
Advisor	119,720
Common	2,675,751

Only shareholders of record on June 11, 2010 will be entitled to notice of and to vote at the Special Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

Shareholder Approval

Approval by each Target Fund of the proposed Reorganization relating to such Fund will require the affirmative vote of more than 50% of the total number of outstanding shares of all classes of the Target Fund, voting together as a single class. If the shareholders fail to approve the proposed Reorganization relating to their Target Fund, the Reorganization will not occur. Each Board has fixed the close of business on June 11, 2010 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting.

If a proxy authorization ("Proxy") is properly given in time for a vote at the Special Meeting (either by returning the paper Proxy card or by submitting a Proxy by telephone or over the internet), the shares of the Target Fund represented thereby will be voted at the Special Meeting in accordance with the shareholder's instructions. The Proxy grants discretion to the persons named therein, as proxies, to take such further action as they may determine appropriate in connection with any other matter, which may properly come before the Special Meeting, or any adjournments or postponements thereof. Under both Maryland and Massachusetts law, other than procedural matters relating to the proposal to approve a Reorganization, no matter may be considered at the Special Meeting other than the matter set forth in the Notice of Special Meeting of Shareholders.

A majority of the outstanding shares of each of the Large Cap Value Fund and the Large Cap Growth Fund and one-third of the outstanding shares of the Mid-Cap Core Fund, in each case entitled to vote on a proposal, must be present in person or by proxy to have a quorum to conduct business for the applicable Target Fund at the Special Meeting.

The chairman of the meeting or the persons named as proxies may, whether or not a quorum is present, propose one or more adjournments of the Special Meeting on behalf of a Target Fund for a reasonable time without further notice to permit further solicitation of Proxies. If a shareholder vote is called and a quorum is present, any such adjournment will require the affirmative vote of the holders of a majority of the shares of the Target Fund present in person or by proxy and entitled to vote at the session of the Special Meeting to be adjourned or postponed; if a quorum is not present, any such adjournment will require the affirmative vote of the holders of a majority of votes cast. Those proxies that are instructed to vote in favor of the applicable Reorganization will vote in favor of any such adjournment, and those proxies that are instructed to vote against the applicable Reorganization, will vote against any such adjournment, as applicable.

Under Maryland law applicable to the meeting of shareholders of the Mid-Cap Core Fund, the meeting may be adjourned up to 120 days after the original record date for the meeting without further notice other than announcement at the meeting. If the meeting is adjourned to a date more than 120 days after the original record date upon at least 10 days' notice, a new record date must be established for voting at such adjourned meeting, and any unrevoked proxies submitted by any stockholder of record as of the original record date, with respect to shares that such stockholder continues to hold of record on the new record date, may be voted at the adjourned meeting and any subsequent adjourned meeting, provided that any adjourned meeting is not more than 120 days after the new record date. At any adjourned meeting at which a quorum is present, any action may be taken that could have been taken at the meeting originally called.

All properly executed Proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. For purposes of determining the presence of a quorum for transacting business at the Special Meeting and determining whether sufficient votes have been received for approval of any proposal to be acted upon at the Special Meeting, abstentions will be treated as shares that are present at the Special Meeting and entitled to vote on the matter, but that have not been voted. Unless instructions to the contrary are marked, properly executed Proxies will be voted "For" the approval of the proposed Reorganization. Abstentions and broker non-votes (i.e., where a nominee such as a broker holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) will be counted as present for purposes of a quorum but would have the same effect as votes "Against" the Reorganization.

Manner of Voting

Target Fund shareholders may vote by appearing in person at the Special Meeting, by returning the enclosed Proxy card or by casting their vote via telephone or the internet using the instructions provided on the enclosed Proxy card. Any shareholder who has given a Proxy, whether in written form, by telephone or over the internet, may revoke it at any time prior to its exercise by submitting a subsequent written, telephonic or electronic vote, by giving written notice of revocation to the Secretary of the relevant Target Fund, or by voting in person at the Special Meeting.

VOTING BY MAIL. To vote by mail, you should date and sign the Proxy card included with this Combined Prospectus/Proxy Statement, indicate your vote on the proposal, and return the form in the envelope provided.

VOTING BY TELEPHONE. There are two convenient methods to vote by telephone. If telephone voting is available for your account, a toll-free telephone number will be printed on your Proxy card. Prior to calling, you should read this Combined Prospectus/Proxy Statement and have your Proxy card at hand. (Please note, however, that telephone voting may not be available to shareholders whose shares are held by a broker or other intermediary on the shareholder's behalf.)

First, you may use the automated touch-tone voting method by calling the toll-free number provided on the Proxy card. At the prompt, follow the menu.

Second, a separate toll-free number is provided on the Proxy card for shareholders who wish to speak to a telephone representative directly and give verbal instructions. The telephone representative will assist the shareholder with the voting process. The representative will not be able to assist a shareholder with information that is not contained in this Combined Prospectus/Proxy Statement, and the representative will not make recommendations on how to vote on the proposal.

A written confirmation of your telephone instructions will be mailed within 72 hours. You should immediately call (866) 745-0271 toll-free between 9:00 a.m. and 11:00 p.m., Eastern time, Monday through Friday, and between 10:00 a.m. and 6:00 p.m., Eastern time, Saturday, if no confirmation is received or if your instructions have not been properly reflected.

BY INTERNET. To vote over the internet, please log on to the website listed on your Proxy card and click on the proxy voting button. Prior to logging on, you should read this Combined Prospectus/Proxy Statement and have your Proxy card at hand. After logging on, follow the instructions on the screen. If you receive more than one Proxy card, you may vote them during the same session. (Please note, however, that internet voting may not be available to shareholders whose shares are held by a broker or other intermediary on the shareholder's behalf.)

ADDITIONAL INFORMATION. Shareholders voting their Proxies by telephone or over the internet need not return their Proxy card by mail.

A person submitting votes instructions by telephone or over the internet is deemed to represent that he or she is authorized to vote on behalf of all owners of the account, including spouses or other joint owners. By using the telephone or the internet to submit voting instructions, the shareholder is authorizing The Altman Group, a proxy solicitation firm, and its agents, to execute a Proxy to vote the shareholder's shares at the Special Meeting as the shareholder has indicated.

Each Target Fund believes that the procedures for authorizing the execution of a Proxy by telephone or over the internet set forth above are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately recorded.

You are requested to fill in, sign and return the enclosed Proxy card promptly even if you expect to be present in person at the meeting since you can always reverse your vote at the Special Meeting and unexpected circumstances might prevent you from attending. No postage is necessary if mailed in the United States.

July 14, 2010

Appendix A

Investment Limitations

Large Cap Blend Fund

The Large Cap Blend Fund has adopted the following investment limitations that are fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding voting securities. Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares.

If a percentage restriction (other than the percentage limitation set forth in No. 1) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction.

The Large Cap Blend Fund may not:

1.  Borrow money, except to the extent permitted under the 1940 Act;

2.  Issue any senior securities, except as permitted under the 1940 Act;

3.  Act as an underwriter of securities within the meaning of the Securities Act, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

4.  Purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest or deal in real estate or interests therein or are engaged in the real estate business, including real estate investment trusts;

5.  Purchase or sell commodities or commodity contracts, except that the Fund may deal in forward foreign exchange transactions between currencies of the different countries in which it may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures;

6.  Make loans except through loans of portfolio securities, entry into repurchase agreements, acquisitions of securities consistent with its investment objective and policies and as otherwise permitted by the 1940 Act;

7.  Purchase any securities, which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

Collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, forward currency contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and the purchase or sale of futures or related options nor deemed to be the issuance of a senior security for purposes of Investment Limitation No. 2.

In addition to the fundamental investment limitations specified above, the Large Cap Blend Fund may not:

1.  Make investments for the purpose of exercising control or management, but investments by the Fund in wholly owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management;

2.  Purchase securities on margin, except for short-term credits necessary for the clearance of portfolio transactions, and except that the Fund may make margin deposits in connection with its use of options, futures contracts, options on futures contracts and forward contracts; and

3.  Purchase or sell interests in mineral leases, oil, gas or other mineral exploration or development programs, except that the Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities.

The policies set forth above are not fundamental and thus may be changed by the Fund's Board of Directors without a vote of the shareholders.

Large Cap Value Fund

The Large Cap Value Fund has adopted the following fundamental and non-fundamental investment limitations. The fundamental investment limitations may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding voting securities. Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

The investment limitations numbered 1 through 10 are fundamental. The investment limitations numbered 11 and 12 are non-fundamental and may be changed by the Board of Trustees at any time without a vote of the shareholders.

The Large Cap Value Fund may not:

1.  Purchase the securities of any one issuer other than the United States government or any of its agencies or instrumentalities if immediately after such purchase more than 5% of the value of the Fund's assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations;

2.  Invest more than 25% of its total assets in the securities of issuers conducting their principal business activities in any one industry, provided that, for purposes of this policy, consumer finance companies, industrial finance companies and gas, electric, water and telephone utility companies are each considered to be separate industries, and provided further, that there is no limitation for the Funds in respect of investments in U.S. government securities. A Fund may be deemed to be concentrated to the extent that it invests more than 25% of its total assets in taxable municipal securities issued by a single issuer;

3.  Make loans except through loans of portfolio securities, entry into repurchase agreements, acquisitions of securities consistent with its investment objective and policies and as otherwise permitted by the 1940 Act;

4.  Borrow money, except to the extent permitted under the 1940 Act;

5.  Act as an underwriter of securities of other issuers, except that a Fund may acquire restricted or not readily marketable securities under circumstances where, if such securities were sold, the Funds or the Adviser might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended;

6.  Invest more than 10% of the value of its net assets in the aggregate in restricted securities or other instruments not having a ready market, including repurchase agreements not terminable within seven days. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC ("Rule 144A Securities") are not considered to be subject to legal restrictions on transfer and may be considered liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly, the Board of Trustees will monitor their liquidity. Restricted securities will be valued in such manner as the Trustees of Credit Suisse Capital Funds in good faith deem appropriate to reflect their value;

7.  With respect to the Large Cap Value Fund, invest more than 5% of the value of its total assets at the time an investment is made in the non-convertible preferred stock of issuers whose non-convertible preferred stock is not readily marketable, subject to the limitation in paragraph 6;

8.  Issue any senior security within the meaning of the 1940 Act (except to the extent that when-issued securities transactions, forward commitments, stand-by commitments or reverse repurchase agreements may be considered senior securities and except that the hedging transactions in which the Funds may engage and similar investment strategies are not treated as senior securities);

9.  Purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest or deal in real estate or interests therein or are engaged in the real estate business, including real estate investment trusts;

10.  Invest in commodities except that the Fund may purchase and sell futures contracts and options on futures contracts;

11.  Pledge, mortgage or hypothecate its assets except to secure permitted borrowings or as otherwise permitted under the 1940 Act;

12.  Invest in other investment companies except to the extent permitted by the 1940 Act.

Large Cap Growth Fund

The Large Cap Growth Fund has adopted the following fundamental and non-fundamental investment limitations. The fundamental investment limitations may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding voting securities. Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares.

If a percentage restriction (other than the percentage limitation set forth in Fundamental Restriction No. 2) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction.

The investment limitations numbered 1 through 11 are fundamental. The investment limitations numbered 12 through 14 are non-fundamental and may be changed by the Board of Trustees at any time without a vote of the shareholders.

The Large Cap Growth Fund may not:

1.  Purchase the securities of any issuer if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that this 5% limitation does not apply to U.S. Government Securities and except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation.

2.  Borrow money or issue senior securities except that the Fund may (a) borrow from banks for temporary or emergency purposes, and not for leveraging, and then in amounts not in excess of 10% of the value of the Fund's total assets at the time of such borrowing and (b) enter into futures contracts; or mortgage, pledge or hypothecate any assets except in connection with any bank borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of such borrowing. Whenever borrowings described in (a) exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments (including roll-overs). For purposes of this restriction, (a) the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed-delivery basis and (b) collateral arrangements with respect to initial or variation margin for futures contracts will not be deemed to be pledges of the Fund's assets.

3.  Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government Securities.

4.  Make loans, except that the Fund may purchase or hold publicly distributed fixed-income securities, lend portfolio securities and enter into repurchase agreements.

5.  Underwrite any issue of securities except to the extent that the investment in restricted securities and the purchase of fixed-income securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

6.  Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the Fund may invest in (a) fixed-income securities secured by real estate, mortgages or interests therein, (b) securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs and (c) futures contracts and related options.

7.  Make short sales of securities or maintain a short position.

8.  Purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except that the Fund may (a) purchase put and call options on securities, (b) write covered call options on securities, (c) purchase and write put and call options on stock indices and (d) enter into options on futures contracts.

9.  Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange or as otherwise permitted under the 1940 Act.

10.  Purchase more than 10% of the voting securities of any one issuer, more than 10% of the securities of any class of any one issuer or more than 10% of the outstanding debt securities of any one issuer; provided that this limitation shall not apply to investments in U.S. Government Securities.

11.  Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase of securities on margin.

12.  Invest more than 10% of the value of the Fund's total assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, (a) repurchase agreements with maturities greater than seven days and (b) time deposits maturing in more than seven calendar days shall be considered illiquid securities.

13.  Invest in warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 10% of the value of the Fund's net assets.

14.  Invest in oil, gas or mineral leases.

Mid-Cap Core Fund

The Mid-Cap Core Fund has adopted the following fundamental and non-fundamental investment limitations. The fundamental investment limitations may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding voting securities. Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares.

If a percentage restriction (other than the percentage limitation set forth in Fundamental Restriction No. 1) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction.

The investment limitations numbered 1 through 8 are fundamental. The investment limitations numbered 9 through 11 are non-fundamental and may be changed by the Board of Directors at any time without a vote of the shareholders.

The Mid-Cap Core Fund may not:

1.  Borrow money, except to the extent permitted under the 1940 Act.

2.  Issue senior securities.

3.  Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government Securities.

4.  Make loans except through loans of portfolio securities, entry into repurchase agreements, acquisitions of securities consistent with its investment objective and policies and as otherwise permitted by the 1940 Act.

5.  Underwrite any issue of securities except to the extent that the investment in restricted securities and the purchase of fixed-income securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

6.  Purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest or deal in real estate or interests therein or are engaged in the real estate business, including real estate investment trusts.

7.  Purchase or sell commodities or commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the Fund may invest in securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs and futures contracts and related options.

8.  Purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except that the Fund may (a) purchase put and call options on securities, (b) write covered call options on securities, (c) purchase and write put and call options on stock indices and (d) enter into options on futures contracts.

9.  Invest more than 10% of the value of the Fund's total assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities.

10.  Invest more than 10% of the value of the Fund's total assets in time deposits maturing in more than seven calendar days.

11.  Invest in warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 10% of the value of the Fund's net assets.

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Appendix B

Form of Agreement and Plan of Reorganization

THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this [      ] day of [      ], 2010, by and among [      ], a [      ] (the ["Trust"] ["Acquired Fund"]), [on behalf of its series, [      ] (the "Acquired Fund"),] [      ], a [      ] (the "Acquiring Fund," and together with the Acquired Fund, the "Funds"], and, solely for purposes of Sections 4.3, 5.9 and 9.2 hereof, Credit Suisse Asset Management, LLC, a limited liability company organized under the laws of the State of Delaware ("Credit Suisse").

This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization of the Acquired Fund (the "Reorganization") will consist of the transfer of all of the assets of the Acquired Fund in exchange solely for Class A, Class B, Class C and Common Class shares (collectively, the "Shares") of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, and the distribution, on or after the Closing Date hereinafter referred to, of Shares of the Acquiring Fund ("Acquiring Fund Shares") to the shareholders of the Acquired Fund in liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Board of [Trustees] [Directors] of the [Trust, on behalf of the] Acquired Fund[,] has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction; and

WHEREAS, the Board of Directors of the Acquiring Fund has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares is in the best interests of the Acquiring Fund's shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.  Transfer of Assets of the Acquired Fund in Exchange for Acquiring Fund Shares and Assumption of the Acquired Fund's Liabilities and Liquidation of the Acquired Fund

1.1.  Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer its assets as set forth in paragraph 1.2 to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional shares of each corresponding class of the Acquiring

Fund, determined by dividing the value of the Acquired Fund's net assets attributable to each share class of the Acquired Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the corresponding class (as set forth below); and (ii) to assume the liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

The classes of shares of the Acquiring Fund correspond to the classes of shares of the Acquired Fund as follows: Class A shares of the Acquiring Fund correspond to Class A shares of the Acquired Fund; Class B shares of the Acquiring Fund correspond to Class B shares of the Acquired Fund; Class C shares of the Acquiring Fund correspond to Class C shares of the Acquired Fund; Class A shares of the Acquiring Fund correspond to Advisor Class shares of the Acquired Fund; and Common Class shares of the Acquiring Fund correspond to Common Class shares of the Acquired Fund.

1.2.  (a)  The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property including, without limitation, all cash, securities and dividend or interest receivables that are owned by or owed to the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing date provided in paragraph 3.1 (the "Closing Date").

(b)  The Acquired Fund has provided the Acquiring Fund with a list of all of the Acquired Fund's assets as of the date of execution of this Agreement. The Acquired Fund reserves the right to sell any of these securities but will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest. The Acquired Fund will, within a reasonable time prior to the Closing Date, furnish the Acquiring Fund with a list of the securities, if any, on the Acquired Fund's list referred to in the first sentence of this paragraph which do not conform to the Acquiring Fund's investment objective, policies and restrictions. In the event that the Acquired Fund holds any investments which the Acquiring Fund may not hold, the Acquired Fund will dispose of such securities prior to the Closing Date. In addition, if it is determined that the portfolios of the Acquired Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Acquired Fund, if requested by the Acquiring Fund, will dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date.

1.3.  The Acquired Fund will endeavor to discharge all of the known liabilities and obligations of the Acquired Fund prior to the Closing Date, other than those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves, including those liabilities reflected on an unaudited statement of assets and liabilities of the Acquired Fund prepared by State Street Bank and Trust Company ("State Street"), the accounting agent of each Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall also assume any liabilities, expenses, costs or charges incurred by or on behalf of the Acquired Fund specifically arising from or relating to the operations and/or transactions of the Acquired Fund prior to and including the Closing Date but which are not reflected on the above-mentioned statement of assets and liabilities, including any liabilities, expenses, costs or charges arising under paragraph 5.7 hereof.

1.4.  As soon on or after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to the Acquired Fund's shareholders of record determined as of the close of business on the Closing Date (the "Acquired Fund Shareholders") the Acquiring Fund Shares it receives pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Acquired Fund's shareholders representing the respective pro rata number of each class of Acquiring Fund Shares due Acquired Fund Shareholders holding the corresponding class of the Acquired Fund's shares. All issued and outstanding shares of the Acquired Fund will simultaneously be redeemed and canceled on the books of the Acquired Fund, although any share certificates representing interests in the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with Section 2.2. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5.  Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's current prospectuses and statement of additional information.

1.6.  Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7.  Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date and such later date on which the Acquired Fund is terminated.

2.  Valuation

2.1.  The value of the Acquired Fund's assets to be acquired hereunder shall be the value of such assets computed as of the close of regular trading on The New York Stock Exchange LLC (the "NYSE") on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Fund's then current prospectuses or statement of additional information.

2.2.  The number of Shares of the Acquiring Fund to be issued (including fractional shares, if any) in exchange for shares of [beneficial interest] [common stock] of the Acquired Fund shall be determined by dividing the value of the net assets of the Acquired Fund attributable to its shares of [beneficial interest] [common stock] determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value per Share of the Acquiring Fund computed as of the close of regular trading on the NYSE on the Closing Date, using the valuation procedures set forth in the Acquiring Fund's then current prospectuses or statement of additional information.

2.3.  All computations of value with respect to the Acquiring Fund and the Acquired Fund shall be made by State Street in accordance with its regular practice as pricing agent for the Acquiring Fund.

3.  Closing and Closing Date

3.1.  The Closing Date for the Reorganization shall be September 17, 2010, or such other date as the parties to such Reorganization may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of trading on the NYSE on the Closing Date unless otherwise provided. The Closing shall be held as of [9:00 a.m.] at the offices of Credit Suisse or at such other time and/or place as the parties may agree.

3.2.  State Street Bank and Trust Company, the custodian for the Acquiring Fund, shall deliver as soon as practicable after the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund's portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment has been made, in conjunction with the delivery of portfolio securities.

3.3.  In the event that on the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.4.  The Acquired Fund shall deliver at the Closing a list of the names and addresses of the Acquired Fund's shareholders and the number and class of outstanding Shares owned by each such shareholder immediately prior to the Closing or provide such information to the Acquiring Fund's transfer agent. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited to the Acquired Fund's account on the Closing Date to the Secretary of the [Trust] [Acquired Fund] or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, the [Trust, on behalf of the] Acquired Fund[,] and the Acquiring Fund shall deliver to counsel any bills of sale, checks, assignments, share certificates, if any, receipts or other documents as counsel may request.

4.  Representations and Warranties

4.1.  The [Trust, on behalf of the] Acquired Fund[,] represents and warrants that:

(a)  The [Trust] [Acquired Fund] is a [Massachusetts business trust] [Maryland corporation] duly organized, validly existing and in good standing under the laws of the [Commonwealth of Massachusetts] [State of Maryland];

(b)  The Acquired Fund is not, and the execution, delivery and performance of this Agreement by the [Trust] [Acquired Fund] will not result, in violation of the [Trust] [Acquired Fund]'s [Declaration of Trust] [Charter] or By-Laws, each as amended, or any material agreement, indenture, instrument, contract, lease or other undertaking to which the [Trust, on behalf of the] Acquired Fund[,] is a party or by which the Acquired Fund or its property are bound;

(c)  There are no contracts or other commitments (other than this Agreement) of the Acquired Fund which will be terminated with liability to the Acquired Fund prior to the Closing Date;

(d)  The [Trust] [Acquired Fund] is a registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect;

(e)  No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The [Trust] [Acquired Fund] knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business [or the business of the Acquired Fund] or its ability to consummate the transactions contemplated herein;

(f)  The Statements of Assets and Liabilities of the Acquired Fund as of October 31, 2009, the Schedule of Investments and the related Statement of Operations for the year then ended, the Statement of Changes in Net Assets for each of the two years in the period then ended and the Financial Highlights for each of the five years in the period then ended, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such dates. The unaudited financial statements of the Acquired Fund for the six months ended April 30, 2010 have been prepared in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of April 30, 2010 that are not disclosed therein.

(g)  Since October 31, 2009 and April 30, 2010, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by Acquired Fund shareholders shall not constitute a material adverse change;

(h)  At the date hereof and at the Closing Date, all federal and other tax returns and reports, including extensions, of the Acquired Fund required by law to have been filed by such dates shall have been filed and are or will be correct in all material respects, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof and, to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i)  For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such and has been eligible to and has computed its federal income tax under Section 852 of the Code and (ii) the Acquired Fund will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date;

(j)  All of the issued and outstanding shares of [beneficial interest] [common stock] of each class of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund. All of the issued and outstanding shares of [beneficial interest] [common stock] of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible into any of its shares;

(k)  At the Closing Date, (i) the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power and authority to sell, assign, transfer and deliver such assets hereunder. Upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act with respect to privately placed or otherwise restricted securities that the Acquired

Fund may have acquired in the ordinary course of business and of which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

(l)  The execution, delivery and performance of this Agreement has been duly authorized by all necessary actions on the part of the [Trust's] [Acquired Fund's] Board of [Trustees] [Directors], and subject to the approval of the Acquired Fund's shareholders, this Agreement will constitute a valid and binding obligation of the [Trust, on behalf of the] Acquired Fund[,] enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

(m)  The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority ("FINRA")), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(n)  The current prospectuses and statement of additional information of the Acquired Fund on Form N-1A conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

(o)  Insofar as the following relate to the Acquired Fund, the registration statement filed by the Acquiring Fund on Form N-14 relating to Acquiring Fund Shares that will be registered with the Commission pursuant to this Agreement, which, without limitation, shall include a proxy statement of the Acquired Fund (the "Proxy Statement") and the prospectus of the Acquiring Fund with respect to the transactions contemplated by this Agreement, and any supplement or amendment thereto, and the documents contained or incorporated therein by reference (the "N-14 Registration Statement"), on the effective date of the N-14 Registration Statement, at the time of any shareholders' meeting referred to herein, on the Valuation Date and on the Closing Date: (i) shall comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act") and the 1940 Act and the rules and regulations under those Acts, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

4.2.  The Acquiring Fund represents and warrants that:

(a)  The Acquiring Fund is a Maryland corporation, duly organized, validly existing and in good standing under the laws of the State of Maryland;

(b)  The Acquiring Fund is not, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result, in violation of the Acquiring Fund's Charter or By-Laws, each as amended, or any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund or its property are bound;

(c)  The Acquiring Fund is a registered investment company classified as a management company of the open-end type and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(d)  No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein;

(e)  Since December 31, 2009 and June 30, 2010, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred. For purposes of this subsection (e), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

(f)  At the date hereof and at the Closing Date, all federal and other tax returns and reports, including extensions, of the Acquiring Fund required by law to have been filed by such dates shall have been filed and are or will be correct in all material respects, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof and, to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(g)  For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such and has been eligible to and has computed its federal income tax under Section 852 of the Code and (ii) the Acquiring Fund will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued for the taxable year including the Closing Date;

(h)  At the date hereof, all issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, with no personal liability attaching to the ownership thereof. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible into any of its shares;

(i)  The execution, delivery and performance of this Agreement has been duly authorized by all necessary actions on the part of the Acquiring Fund's Board of Directors, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

(j)  The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund's shareholders, pursuant to the terms of this Agreement, will at the Closing date have been duly authorized and when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable with no personal liability attaching to the ownership thereof;

(k)  At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

(l)  The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including FINRA), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(m)  The current prospectuses and statement of additional information of the Acquiring Fund on Form N-1A conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(n)  Insofar as the following relate to the Acquiring Fund, the N-14 Registration Statement, on the effective date of the N-14 Registration Statement, at the time of any shareholders' meeting referred to herein, on the Valuation Date and on the Closing Date: (i) shall comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations under those Acts, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Fund for use therein; and

(o)  The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

4.3.  Credit Suisse represents and warrants to the Acquiring Fund as follows: To the knowledge of Credit Suisse (i) there are no claims, actions, suits or proceedings pending against the Acquired Fund, and (ii) there are no claims, actions, suits or proceedings threatened, or circumstances that have been identified by the Management Committee of Credit Suisse and the Secretary thereof as reasonably likely to give rise to any claims, actions, suits or proceedings against the Acquired Fund that would materially adversely affect the Acquired Fund or its assets or business, other than those disclosed in writing to and accepted by the Acquiring Fund.

5.  Covenants of the Acquired Fund and the Acquiring Fund

5.1.  The Acquiring Fund and the Acquired Fund will operate their respective businesses in the ordinary course between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

5.2.  [The [Trust, on behalf of the] Acquired Fund[,] will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other actions necessary to obtain approval of the transactions contemplated herein.]

5.3.  The Acquired Fund covenants that (i) the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement; (ii) to the best of the knowledge of the Acquired Fund, there is no plan or intention by Acquired Fund's Shareholders to sell, exchange or otherwise dispose of a number of Acquired Fund Shares (or Acquiring Fund Shares received in the Reorganization), in connection with the Reorganization, that would reduce the Acquired Fund Shareholders' ownership of Acquired Fund Shares (or equivalent Acquiring Fund Shares) to a number of shares that is less than 50 percent of the number of Acquired Fund Shares as of the record date of the Reorganization; and (iii) the Acquired Fund will not take any position on any federal, state or local income or franchise tax return, or take any other tax reporting position, that is inconsistent with the treatment of the Reorganization as a "reorganization" within the meaning of Section 368(a) of the Code.

5.4.  The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.5.  Subject to the provisions of this Agreement, the Acquiring Fund and the [Trust, on behalf of the] Acquired Fund[,] will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6.  The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus which will include the Proxy Statement referred to in paragraph 4.1(o), all to be included in the Registration Statement, in compliance with the 1933 Act, the 1934 Act and the 1940 Act in connection with the meeting of the Acquired Fund's shareholders to consider approval of this Agreement and the transactions contemplated herein.

5.7.  The Acquiring Fund agrees to indemnify and advance expenses to each person who at the time of the execution of this Agreement serves as a [Trustee] [Director] or officer ("Indemnified Person") of the [Trust] [Acquired Fund], against money damages actually and reasonably incurred by such Indemnified Person in connection with any claim that is asserted against such Indemnified Person arising out of such person's service as a [Trustee] [Director] or officer of the [Trust] [Acquired Fund], as such service involves the Acquired Fund, with respect to matters specifically relating to the Reorganization, provided that such indemnification and advancement of expenses shall be permitted to the fullest extent that is available under applicable law. This paragraph 5.7 shall not protect any such Indemnified Person against any liability to the Acquired Fund, the Acquiring Fund or their shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or from reckless disregard of the duties involved in the conduct of his or her office. An Indemnified Person seeking indemnification shall be entitled to advances from the Acquiring Fund for payment of the reasonable expenses incurred by him or her in connection with the matter as to which he or she is seeking indemnification in the manner and to the fullest extent permissible under applicable law. Such Indemnified Person shall provide to the Acquiring Fund a written affirmation of his or her good faith belief that the standard of conduct necessary for indemnification by the Acquiring Fund under this paragraph has been met and a written undertaking to repay any advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Indemnified Person shall provide security in form and amount acceptable to the Acquiring Fund for its undertaking; (b) the Acquiring Fund is insured against losses arising by reason of the advance; or (c) either a majority of a quorum of disinterested non-party directors of the Acquiring Fund, or independent legal counsel experienced in mutual fund matters, selected by the Indemnified Person, in a written opinion, shall have determined, based on a review of facts readily available to the Acquiring Fund at the time the advance is proposed to be made, that there is reason to believe that the Indemnified Person will ultimately be found to be entitled to indemnification.

5.8.  The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the

Acquiring Fund, nor [the Acquired Fund] [the Acquired Fund or the Trust] shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Fund[,] [and] the Acquired Fund [and the Trust] will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher LLP to render the tax opinion contemplated here in Section 8.7.

5.9.  Credit Suisse agrees that the Acquiring Fund will succeed to all rights that the Acquired Fund has, or would have but for the Reorganization, against Credit Suisse or its affiliates by reason of any act or failure to act by Credit Suisse or any of its affiliates prior to the Closing Date.

6.  Conditions Precedent to Obligations of the [Trust] [Acquired Fund]

The obligations of the [Trust, on behalf of the] Acquired Fund[,] to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

6.1.  All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the actions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

6.2.  The Acquiring Fund has delivered to the [Trust] [Acquired Fund] a certificate executed in its name by its President, Vice President, Secretary or Treasurer and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement; and

6.3.  The [Trust, on behalf of the] Acquired Fund[,] shall have received on the Closing Date a favorable opinion from Willkie Farr & Gallagher, counsel to the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Acquired Fund, covering the following points:

That (a) the Acquiring Fund is a validly existing corporation under the laws of the State of Maryland, and has the corporate power to own all of its properties and assets and to carry on its business as a registered investment company; (b) the Agreement has been duly authorized, executed and delivered by the Acquiring Fund and, assuming due authorization, execution and delivery of the Agreement by the other parties hereto, is a valid and binding obligation of the Acquiring Fund in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; (c) the execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, conflict with the Acquiring Fund's Charter or By-Laws, each, as amended, or result in a material violation of any provision of any material agreement (known to such counsel) to which the Acquiring Fund is a party or by which it or its property is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any material agreement, judgment, or decree to which the Acquiring Fund is a party or by which it or its property is bound; (d) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Maryland is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws; (e) the Proxy Statement (except as to financial and statistical data contained therein, as to which no opinion need be given), as of its date, appeared on its face to be appropriately responsive in all material respects to the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that such counsel shall be entitled to state that it does not assume any responsibility for the accuracy, completeness or fairness of the Proxy Statement; (f) to the knowledge of such counsel, there is no legal, administrative or governmental proceeding, investigation, order, decree or judgment of any court or governmental body, only insofar as they relate to the Acquiring Fund or its assets or properties, pending, threatened or otherwise existing on or before the effective date of the N-14 Registration Statement or the Closing Date, which is required to be described in the N-14 Registration Statement or to be filed as an exhibit to the N-14 Registration Statement which is not described or filed as required or which materially and adversely affects the Acquiring Fund's business; (g) the descriptions in the Proxy Statement of statutes, legal and governmental proceedings, investigations, orders, decrees or judgments of any court or governmental body in the United States and contracts and other documents, if any, are accurate and fairly present the information required to be shown; (h) the Acquiring Fund is registered as an investment company under the 1940 Act, and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and (i) the Acquiring Fund Shares to be issued to the Acquired Fund's shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued and outstanding and are fully paid and non-assessable and no shareholder of the Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof.

With respect to all matters of Maryland law, such counsel shall be entitled to state that they have relied upon the opinion of Venable LLP and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of Venable LLP.

In this paragraph 6.3, references to the Proxy Statement include and relate only to the text of such Proxy Statement and not, except as specifically stated above, to any exhibits or attachments thereto or to any documents incorporated by reference therein.

7.  Conditions Precedent to Obligations of the Acquiring Fund

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the [Trust, on behalf of the] Acquired Fund[,] of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1.  All representations and warranties of the [Trust or the] Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

7.2.  The [Trust, on behalf of the] Acquired Fund[,] has delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Acquired Fund;

7.3.  The [Trust, on behalf of the] Acquired Fund[,] has delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President, Vice President, Secretary or Treasurer and dated as of the Closing Date, to the effect that the representations and warranties of the [Trust] [Acquired Fund] made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement; and

7.4.  The Acquiring Fund shall have received on the Closing Date a favorable opinion of Willkie Farr & Gallagher LLP, counsel to the [Trust] [Acquired Fund], in a form satisfactory to the Acquiring Fund, covering the following points:

That (a) the [Trust] [Acquired Fund] is a validly existing [business trust] [corporation] under the laws of the [Commonwealth of Massachusetts] [State of Maryland], and has the [trust] [corporate] power to own all of [its] [the] properties and assets [of the Acquired Fund] and to carry on its business as a registered investment company; (b) the Agreement has been duly authorized, executed and delivered by the [Trust] [Acquired Fund] [and the Acquired Fund is a duly established series of the Trust] and, assuming due authorization, execution and delivery of the Agreement by the other parties hereto, is a valid and binding obligation of the [Trust] [Acquired Fund] in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; (c) the execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, conflict with the [Trust's] [Acquired Fund's] Declaration of Trust or By-Laws, each, as amended, or result in a material violation of any provision of any material agreement (known to such counsel) to which the [Trust, on behalf of the] Acquired Fund[,] is a party or by which it or its property is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any material agreement, judgment, or decree to which the Acquired Fund is a party or by which it or its property is bound; (d) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the [Commonwealth of Massachusetts] [State of Maryland] is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws; (e) the Proxy Statement (except as to financial and statistical data contained therein, as to which no opinion need be given), as of its date, appeared on its face to be appropriately responsive in all material respects to the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that such counsel shall be entitled to state that it does not assume any responsibility for the accuracy, completeness or fairness of the Proxy Statement; (f) to the knowledge of such counsel, there is no legal, administrative or governmental proceeding, investigation, order, decree or judgment of any court or governmental body, only insofar as they relate to the [Trust, on behalf of the] Acquired Fund[,] or its assets or properties, pending, threatened or otherwise existing on or before the effective date of the N-14 Registration Statement or the Closing Date, which is required to be described in the N-14 Registration Statement or to be filed as an exhibit to the N-14 Registration Statement which is not described or filed as required or which materially and adversely affects the Acquired Fund's business; and (g) the [Trust] [Acquired Fund] is registered as an investment company under the 1940 Act, and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

With respect to all matters of [Massachusetts] [Maryland] law, such counsel shall be entitled to state that they have relied upon the opinion of [Sullivan & Worcester LLP] [Venable LLP] and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of [Sullivan & Worcester LLP] [Venable LLP].

In this paragraph 7.4, references to the Proxy Statement include and relate only to the text of such Proxy Statement and not, except as specifically stated above, to any exhibits or attachments thereto or to any documents incorporated by reference therein.

7.5.  The Acquiring Fund shall have received from PricewaterhouseCoopers LLP a letter addressed to the Acquiring Fund dated as of the effective date of the N-14 Registration Statement in form and substance satisfactory to the Acquiring Fund, to the effect that:

(a)  they are independent public accountants with respect to the Acquired Fund within the meaning of the 1933 Act and the applicable regulations thereunder;

(b)  in their opinion, the financial statements and financial highlights of the Acquired Fund included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material aspects with the applicable accounting requirements of the 1933 Act and the rules and regulations thereunder; and

(c)  on the basis of limited procedures agreed upon by the Acquiring Fund and the Acquired Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), specified information relating to the Acquired Fund appearing in the N-14 Registration Statement and the Proxy Statement has been obtained from the accounting records of the Acquired Fund or from schedules prepared by officers of the Acquired Fund having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

7.6.  The Acquired Fund shall have delivered to the Acquiring Fund, pursuant to paragraph 4.1(f), copies of financial statements of the Acquired Fund as of and for the fiscal year ended October 31, 2009.

7.7.  The Acquiring Fund shall have received from PricewaterhouseCoopers LLP a letter addressed to the Acquiring Fund and dated as of the Closing Date stating that, as of a date no more than three (3) business days prior to the Closing Date, PricewaterhouseCoopers LLP performed limited procedures and that on the basis of those procedures it confirmed the matters set forth in paragraph 7.5.

8.  Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Fund

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquiring Fund, the [Trust, on behalf of the] Acquired Fund[,] shall, and if any of such conditions do not exist on or before the Closing Date with respect to the [Trust or the] Acquired Fund, the Acquiring Fund shall, at their respective option, not be required to consummate the transactions contemplated by this Agreement.

8.1.  The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of [beneficial interest] [common stock] of the Acquired Fund in accordance with the provisions of the [Trust's] [Acquired Fund's] [Declaration of Trust] [Charter], as amended, and applicable law and certified copies of the votes evidencing such approval shall have been delivered to the Acquiring Fund.

8.2.  The Board of [Trustees] [Directors] of the [Trust] [Acquired Fund], including a majority of the [trustees] [directors] who are not "interested persons" of the [Trust] [Acquired Fund] (as defined by the 1940 Act), shall have determined that this Agreement and the transactions contemplated hereby are in the best interests of the Acquired Fund and that the interests of the shareholders in the Acquired Fund would not be diluted as a result of such transactions.

8.3.  The Board of Directors of the Acquiring Fund, including a majority of the directors who are not "interested persons" of the Acquiring Fund (as defined by the 1940 Act), shall have determined that this Agreement and the transactions contemplated hereby are in the best interests of the Acquiring Fund and that the interests of the shareholders in the Acquiring Fund would not be diluted as a result of such transactions.

8.4.  On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit,

or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.5.  All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities, including "no-action" positions of and exemptive orders from such federal and state authorities) deemed necessary by the [Trust] [Acquired Fund] or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquired Fund or the Acquiring Fund, provided that either party hereto may for itself waive any of such conditions.

8.6.  The N-14 Registration Statement and the prospectuses and statement of additional information filed as part of the Acquiring Fund's registration statement on Form N-1A shall each have become or be effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.7.  The [Trust] [Acquired Fund] and the Acquiring Fund shall have received on the Closing Date an opinion of Willkie Farr & Gallagher LLP, addressed to, and in form and substance reasonably satisfactory to, the [Trust] [Acquired Fund] and the Acquiring Fund and dated as of the Closing Date, substantially to the effect that for U.S. federal income tax purposes:

(a)  The acquisition by the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, followed by the distribution by the Acquired Fund of such Acquiring Fund Shares to shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, all pursuant to the Agreement, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

(b)  Under Sections 361 and 357(a) of the Code, the Acquired Fund will not recognize gain or loss upon the transfer of its assets to Acquiring Fund in exchange for Acquiring Fund Shares and the assumption of all of Acquired Fund's liabilities, and the Acquired Fund will not recognize gain or loss upon the distribution of the Acquiring Fund Shares to the Acquired Fund's shareholders in liquidation of the Acquired Fund, except for (A) any gain or loss that may be recognized on "section 1256 contracts" as defined in Section 1256(b) of the Code as a result of the closing of the tax year of the Acquired Fund, (B) any gain that may be recognized on the transfer of stock in a "passive foreign investment company" as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized as a result of the closing of the tax year of the Acquired Fund;

(c)  Under Section 354 of the Code, shareholders of the Acquired Fund will not recognize gain or loss on the receipt of Acquiring Fund Shares solely in exchange for their Acquired Fund shares;

(d)  Under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund Shares received by each of the Acquired Fund's shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares exchanged therefor;

(e)  Under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares to be received by each Acquired Fund shareholder will include the period during which the Acquired Fund Shares exchanged therefor were held by such shareholder, provided that the shareholder held the Acquired Fund Shares at the time of the Reorganization as capital assets;

(f)  Under Section 1032 of the Code, Acquiring Fund will not recognize gain or loss upon the receipt of the assets of the Acquired Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund;

(g)  Under Section 362(b) of the Code, the basis of the assets of the Acquired Fund transferred to the Acquiring Fund in the Reorganization will be the same in the hands of Acquiring Fund as the basis of such assets in the hands of Acquired Fund immediately prior to the transfer, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund upon the transfer; and

(h)  Under Section 1223(2) of the Code, the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund, except for any assets which may be marked to market for federal income taxes on the termination of the Acquired Fund's taxable year or on which gain was recognized upon the transfer to the Acquiring Fund.

The delivery of such opinion is conditioned upon the receipt by Willkie Farr & Gallagher LLP of representations it shall request of the [Trust] [Acquired Fund] and the Acquiring Fund.

Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.7.

9.  Brokerage Fees and Expenses; Other Agreements

9.1.  Each Fund represents and warrants that there are no brokers or finders or other entities to receive any payments in connection with the transactions provided for herein.

9.2.  Credit Suisse or its affiliates agrees to bear the reasonable expenses that are solely and directly related to the transactions contemplated by this Agreement (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187), whether or not consummated (excluding extraordinary expenses such as litigation expenses, damages and other expenses not normally associated with transactions of the type contemplated by this Agreement). These expenses consist of: (i) expenses associated with preparing this Agreement, the N-14 Registration Statement and expenses of the shareholder meetings insofar as they relate to approval of this Agreement and the transactions contemplated thereby; (ii) expenses associated with preparing and filing the N-14 Registration Statement covering the Acquiring Fund Shares to be issued in the Reorganization insofar as they relate to approval of this Agreement and the transactions contemplated thereby; (iii) registration or qualification fees and expenses of preparing and filing such forms, if any, necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection with the Reorganization; (iv) postage, printing, accounting fees and legal fees incurred by the Acquiring Fund and by the Acquired Fund in connection with the transactions contemplated by this Agreement; (v) solicitation costs incurred in connection with the shareholders meeting referred to in clause (i) above and paragraph 5.2 hereof insofar as they relate to approval of this Agreement and the transactions contemplated thereby; and (vi) any other reasonable Reorganization expenses. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a tax-free reorganization.

9.3.  Any other provision of this Agreement to the contrary notwithstanding, any liability of either Fund under this Agreement, or in connection with the transactions contemplated herein with respect to such Fund, shall be discharged only out of the assets of such Fund.

10.  Entire Agreement; Survival of Warranties

10.1.  The [Trust, on behalf of the] Acquired Fund[,] and the Acquiring Fund agree that neither party has not made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement.

10.2.  The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

11.  Termination

11.1.  This Agreement may be terminated at any time at or prior to the Closing Date by: (1) mutual agreement of the [Trust] [Acquired Fund] and the Acquiring Fund; (2) the [Trust] [Acquired Fund] in the event the Acquiring Fund shall, or the Acquiring Fund, in the event the [Trust, on behalf of the] Acquired Fund[,] shall, materially breach any representation, warranty or agreement contained herein to be performed at or prior to the Closing Date; or (3) the [Trust] [Acquired Fund] or the Acquiring Fund in the event a condition herein expressed to be precedent to the obligations of the terminating party or parties has not been met and it reasonably appears that it will not or cannot be met within a reasonable time.

11.2.  In the event of any such termination, there shall be no liability for damages on the part of either the Acquiring Fund or the [Trust] [Acquired Fund], or their respective Directors, Trustees or officers, to the other party or parties.

12.  Amendments

12.1.  This Agreement may be amended, modified or supplemented in writing in such manner as may be mutually agreed upon by the authorized officers of the [Trust] [Acquired Fund] and the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund's shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund's Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13.  Notices

13.1.  Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquiring Fund at:

Eleven Madison Avenue
New York, NY 10010
Attention: John G. Popp

or to the Acquired Fund at:

Eleven Madison Avenue
New York, NY 10010
Attention: John G. Popp

14.  Headings; Counterparts; Governing Law; Assignment; Limitation of Liability

14.1.  The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

14.4.  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Except as provided in Section 5.7, nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5.  [The [Trust's] [Acquired Fund's] Declaration of Trust, as amended, is on file with the Secretary of State of the Commonwealth of Massachusetts. Notice is hereby given that this Agreement is entered into by the [Trust, on behalf of the] Acquired Fund[,] by an officer of the [Trust] [Acquired Fund], in such officer's capacity as an officer and not individually. It is understood and expressly stipulated that none of the Trustees, officers or shareholders of the Acquired Fund are personally liable hereunder. All persons dealing with the Acquired Fund should look solely to the property of the Acquired Fund for the enforcement of any claims against the Acquired Fund.]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its Chairman, President or Vice President and attested to by its Secretary or Assistant Secretary.

[                              ]
[For and on Behalf of
[                              ]]

By:

  Name:
  Title:

Attestation By:

    Name:
    Title:

CREDIT SUISSE LARGE CAP BLEND FUND, INC.

By:

  Name:
  Title:

Attestation By:

    Name:
    Title:

Solely with respect to paragraphs 4.3, 5.9 and 9.2 hereof:

CREDIT SUISSE ASSET MANAGEMENT, LLC

By:

  Name:
  Title:

Attestation By:

    Name:
    Title:

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CREDIT SUISSE LARGE CAP BLEND FUND, INC.

CREDIT SUISSE CAPITAL FUNDS TRUST
Large Cap Value Fund

CREDIT SUISSE LARGE CAP GROWTH FUND

CREDIT SUISSE MID-CAP CORE FUND

PART B

STATEMENT OF ADDITIONAL INFORMATION

JULY 14, 2010

This Statement of Additional Information (the “SAI”) relates to the proposed reorganization (“Reorganization”) of each of Credit Suisse Large Cap Value Fund (the “Large Cap Value Fund”), a series of Credit Suisse Capital Funds (the “Capital Funds Trust”), Credit Suisse Large Cap Growth Fund (the “Large Cap Growth Fund”) and Credit Suisse Mid-Cap Core Fund (the “Mid-Cap Core Fund” and collectively with the Large Cap Value Fund and the Large Cap Growth Fund, the “Target Funds” and each, a “Target Fund”), into Credit Suisse Large Cap Blend Fund (the “Large Cap Blend Fund”).

This SAI contains information which may be of interest to shareholders of each Target Fund relating to the applicable Reorganization, but which is not included in the Combined Prospectus/Proxy Statement dated July 14, 2010 (the “Combined Prospectus/Proxy Statement”).  As described in the Combined Prospectus/Proxy Statement, each Reorganization would involve the transfer of the assets of the relevant Target Fund in exchange for the assumption of liabilities of the Target Fund and shares of the Large Cap Blend Fund.  Each Target Fund will distribute the Large Cap Blend Fund shares it receives to its shareholders in complete liquidation of the Target Fund.

This SAI is not a prospectus, and should be read in conjunction with the Combined Prospectus/Proxy Statement.  The Combined Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission, and is available upon request and without charge by writing to Large Cap Blend Fund, Eleven Madison Avenue, New York, New York 10010 or by calling (877) 870-2874.

Capitalized terms used in this SAI and not otherwise defined herein have the meanings given them in the Combined Prospectus/Proxy Statement.

TABLE OF CONTENTS

Additional Information about the Large Cap Value Fund, the Large Cap Growth Fund, the Mid-Cap Core Fund and the Large Cap Blend Fund.
Financial Statements
Pro Forma Combined Fund Schedule of Investments as of April 30, 2010 (unaudited)
Pro Forma Combined Fund Statement of Assets and Liabilities as of April 30, 2010 (unaudited)
Pro Forma Combined Fund Statement of Operations for the twelve months ended April 30, 2010 (unaudited)
Notes to Pro Forma Combined Financial Statements (Unaudited)*

* The accompanying notes are an integral part of the pro forma financial statements and schedules.

ADDITIONAL INFORMATION ABOUT
THE LARGE CAP VALUE FUND, THE LARGE CAP GROWTH FUND,
THE MID-CAP CORE FUND
AND THE LARGE CAP BLEND FUND

For the Large Cap Value Fund: Incorporated by reference is the Statement of Additional Information in the Registration Statement on Form N-1A of the Capital Funds Trust dated March 1, 2010, as supplemented, as filed with the Securities and Exchange Commission.

For the Large Cap Growth Fund: Incorporated by reference is the Statement of Additional Information in the Registration Statement on Form N-1A of the Fund dated March 1, 2010, as supplemented, as filed with the Securities and Exchange Commission.

For the Mid-Cap Core Fund: Incorporated by reference is the Statement of Additional Information in the Registration Statement on Form N-1A of the Fund dated March 1, 2010, as supplemented, as filed with the Securities and Exchange Commission.

For the Large Cap Blend Fund: Incorporated by reference is the Statement of Additional Information in the Registration Statement on Form N-1A of the Fund dated May 1, 2010, as supplemented, as filed with the Securities and Exchange Commission.

FINANCIAL STATEMENTS

This SAI incorporates by reference (i) the Annual Report to Shareholders of the Large Cap Blend Fund for the fiscal year ended December 31, 2009, (ii)  the Annual Report to Shareholders of the Large Cap Value Fund for the fiscal year ended October 31, 2009, (iii) the Semi-Annual Report to Shareholders of the Large Cap Value Fund for the fiscal period ended April 30, 2010, (iv) the Annual Report to Shareholders of the Large Cap Growth Fund and the Mid-Cap Core Fund for the fiscal year ended October 31, 2009, and (v) the Semi-Annual Report to Shareholders of the Large Cap Growth Fund and the Mid-Cap Core Fund for the fiscal period ended April 30, 2010, each of which have been filed with the Securities and Exchange Commission (the “SEC”).  Each of these reports contains historical financial information regarding the Funds.  The financial statements therein, and, in the case of the Annual Reports, the report of independent accountants therein, are incorporated herein by reference.

The unaudited pro forma portfolio of investments and pro forma statement of assets and liabilities reflect financial positions as if the transaction occurred on April 30, 2010.  The unaudited pro forma statement of operations reflects expenses for the twelve months ended April 30, 2010.  The unaudited pro forma financial statements give effect to the proposed exchange of shares of the Large Cap Blend Fund for the assets and liabilities of each of the Large Cap Value Fund, the Large Cap Growth Fund and the Mid-Cap Core Fund with the Large Cap Blend Fund being the surviving entity in each case.  Each proposed transaction will be accounted for as a tax-free reorganization in accordance with accounting principles generally accepted in the United States.  The historical cost basis of the investments is carried over to the surviving entity.  A substantial portion of the portfolio holdings of the Large Cap Value Fund may be sold in connection with the applicable Reorganization, although Credit Suisse Asset Management, LLC (“Credit Suisse”) does not currently contemplate any such transactions prior to the closing of the applicable Reorganization.  If Credit Suisse does dispose of such securities, transaction costs in restructuring the portfolio holdings of the Large Cap Value Fund prior to the closing of the applicable Reorganization will be borne by the Large Cap Value Fund (not the Large Cap Blend Fund) and its shareholders prior to the closing of the Reorganization; however transaction costs in restructuring the portfolio holdings of the combined fund immediately following the closing of the applicable Reorganization will be borne by the combined fund and its shareholders.  Credit Suisse, however, has advised that these costs are not expected to have a material impact on the Large Cap Value Fund or the combined fund.  Credit Suisse also has advised that none of the Large Cap Value Fund or the combined fund will dispose of holdings in the Large Cap Value Fund’s or the combined fund’s portfolio to such an extent that it would adversely affect the tax-free nature of the applicable Reorganization for federal income tax purposes. The portfolio managers of the Large Cap Blend Fund do not anticipate requesting the disposition of the Large Cap Growth Fund’s or the Mid-Cap Core Fund’s portfolio holdings before or after the closing of the applicable Reorganization.

Pro Forma

Combined Credit Suisse Large Cap Blend Fund

Schedule of Investments

As of April 30, 2010

(Unaudited)

	Credit Suisse		Credit Suisse		Credit Suisse		Credit Suisse
	Large Cap		Large Cap		Large Cap		Mid Cap		Pro Forma
% Net	Blend Fund		Value Fund		Growth Fund		Core Fund		Combined
Assets	Shares	Market Value	Shares	Market Value	Shares	Market Value	Shares	Market Value	Shares	Market Value
COMMON STOCKS 98.83%
Aerospace & Defense 0.69%
Alliant Techsystems, Inc.*§			221	17,881	300	24,273	1,070	86,574	1,591	128,728
BE Aerospace, Inc.*			100	2,971			2,900	86,159	3,000	89,130
Cubic Corp.			51	1,903					51	1,903
General Dynamics Corp.	400	30,544	2,300	175,628	200	15,272			2,900	221,444
Goodrich Corp.	100	7,418			200	14,836			300	22,254
Honeywell International, Inc.	700	33,229	300	14,241	2,000	94,940			3,000	142,410
ITT Corp.	200	11,114	1,400	77,798	400	22,228	300	16,671	2,300	127,811
L-3 Communications Holdings, Inc.	100	9,357	1,000	93,570					1,100	102,927
Lockheed Martin Corp.	300	25,467	300	25,467	1,000	84,890			1,600	135,824
Northrop Grumman Corp.	300	20,349	2,200	149,226	200	13,566			2,700	183,141
Precision Castparts Corp.	100	12,834			400	51,336			500	64,170
Raytheon Co.	400	23,320	900	52,470	1,000	58,300			2,300	134,090
Rockwell Collins, Inc.§	100	6,500			300	19,500			400	26,000
Spirit Aerosystems Holdings, Inc. Class A*§			500	11,090					500	11,090
The Boeing Co.	700	50,701	5,400	391,122	5,200	376,636			11,300	818,459
United Technologies Corp.	800	59,960	600	44,970	2,300	172,385			3,700	277,315
										2,486,696
Air Freight & Logistics 0.20%
CH Robinson Worldwide, Inc.§	200	12,060			600	36,180			800	48,240
Expeditors International of Washington, Inc.	100	4,074			400	16,296			500	20,370
FedEx Corp.	300	27,003	2,300	207,023	100	9,001			2,700	243,027
United Parcel Service, Inc. Class B	900	62,226	2,900	200,506	1,800	124,452			5,600	387,184
UTi Worldwide, Inc.					1,000	15,850			1,000	15,850
										714,671
Airlines 1.26%
Airtran Holdings, Inc.*§							13,900	73,392	13,900	73,392
Alaska Air Group, Inc.*			23,200	960,712	3,000	124,230	69,283	2,869,009	95,483	3,953,951
Allegiant Travel Co.*§							300	15,429	300	15,429
AMR Corp.*§					700	5,166			700	5,166
Continental Airlines, Inc. Class B*§					200	4,470	800	17,880	1,000	22,350
Copa Holdings SA Class A					300	17,004			300	17,004
Delta Air Lines, Inc.*§					24,700	298,376			24,700	298,376
JetBlue Airways Corp.*							23,500	131,365	23,500	131,365
Southwest Airlines Co.	600	7,908	4,100	54,038	300	3,954			5,000	65,900
										4,582,933
Auto Components 1.57%
Autoliv, Inc.*§	5,100	279,225	35,305	1,932,949	4,987	273,038	27,800	1,522,050	73,192	4,007,262
BorgWarner, Inc.*§					100	4,334	3,200	138,688	3,300	143,022
Cooper Tire & Rubber Co.§							3,600	76,392	3,600	76,392
Gentex Corp.					100	2,149	4,000	85,960	4,100	88,109
Johnson Controls, Inc.	600	20,154	7,500	251,925	1,000	33,590			9,100	305,669
The Goodyear Tire & Rubber Co.*	200	2,686			21,400	287,402	30,300	406,929	51,900	697,017
TRW Automotive Holdings Corp.*§			11,300	363,973			300	9,663	11,600	373,636
										5,691,107
Automobiles 0.20%
Ford Motor Co.*§	23,400	304,668	24,900	324,198					48,300	628,866
Harley-Davidson, Inc.§	200	6,766	1,800	60,894					2,000	67,660
Thor Industries, Inc.§							900	32,139	900	32,139
										728,665
Beverages 1.01%
Central European Distribution Corp.*§			500	17,325					500	17,325
Coca-Cola Enterprises, Inc.	300	8,319	44,700	1,239,531	9,500	263,435			54,500	1,511,285
Constellation Brands, Inc. Class A*§	100	1,827	1,400	25,578					1,500	27,405
Dr. Pepper Snapple Group, Inc.	200	6,546	2,000	65,460					2,200	72,006
Hansen Natural Corp.*					300	13,224	2,000	88,160	2,300	101,384
Molson Coors Brewing Co. Class B	200	8,872	800	35,488					1,000	44,360
PepsiCo, Inc.	2,700	176,094	5,433	354,340	11,655	760,139	363	23,675	20,151	1,314,248
The Coca-Cola Co.	2,000	106,900	3,800	203,110	4,700	251,215			10,500	561,225
										3,649,238

Biotechnology 2.82%
Alexion Pharmaceuticals, Inc.*					100	5,488	3,100	170,128	3,200	175,616
Amgen, Inc.*	3,308	189,747	16,700	957,912	11,400	653,904			31,408	1,801,563
Amylin Pharmaceuticals, Inc.*§					200	4,128			200	4,128
Biogen Idec, Inc.*	300	15,975	5,200	276,900	900	47,925			6,400	340,800
BioMarin Pharmaceutical, Inc.*§					100	2,337			100	2,337
Celgene Corp.*	350	21,682			1,900	117,705			2,250	139,387
Cephalon, Inc.*§	100	6,420	40,086	2,573,521	14,400	924,480	27,153	1,743,223	81,739	5,247,644
Dendreon Corp.*§					200	10,844			200	10,844
Genzyme Corp.*	300	15,972			800	42,592			1,100	58,564
Gilead Sciences, Inc.*	11,500	456,205	10,300	408,601	27,800	1,102,826			49,600	1,967,632
Myriad Genetics, Inc.*§			500	12,005	600	14,406	500	12,005	1,600	38,416
OSI Pharmaceuticals, Inc.*§			300	17,601			1,800	105,606	2,100	123,207
Talecris Biotherapeutics Holdings Corp.*§					500	9,375			500	9,375
United Therapeutics Corp.*§							1,400	79,646	1,400	79,646
Vertex Pharmaceuticals, Inc.*§					400	15,508	5,000	193,850	5,400	209,358
										10,208,517
Building Products 0.28%
Armstrong World Industries, Inc.*§			600	26,130	700	30,485			1,300	56,615
Lennox International, Inc.			4,800	217,248	500	22,630	7,900	357,554	13,200	597,432
Masco Corp.§	300	4,869	1,500	24,345	200	3,246			2,000	32,460
Owens Corning*§			800	27,824			9,000	313,020	9,800	340,844
USG Corp.*			200	4,720					200	4,720
										1,032,071
Capital Markets 1.61%
Affiliated Managers Group, Inc.*§			300	25,254			1,300	109,434	1,600	134,688
American Capital, Ltd.*			1	6					1	6
Ameriprise Financial, Inc.	200	9,272	2,000	92,720	200	9,272			2,400	111,264
Apollo Investment Corp.							18,394	223,671	18,394	223,671
BlackRock, Inc.			800	147,200	200	36,800			1,000	184,000
Eaton Vance Corp.§			6,900	243,156	200	7,048	3,400	119,816	10,500	370,020
Federated Investors, Inc. Class B§			22,100	533,052	2,300	55,476	3,900	94,068	28,300	682,596
Franklin Resources, Inc.	200	23,128	900	104,076	500	57,820			1,600	185,024
Greenhill & Co., Inc.§			100	8,789	400	35,156	2,000	175,780	2,500	219,725
Invesco, Ltd.	400	9,196	3,000	68,970			400	9,196	3,800	87,362
Investment Technology Group, Inc.*			100	1,737					100	1,737
Janus Capital Group, Inc.§	100	1,408			100	1,408			200	2,816
Jefferies Group, Inc.§							3,000	81,660	3,000	81,660
Lazard, Ltd. Class A					700	27,062			700	27,062
Legg Mason, Inc.§	100	3,169	1,200	38,028					1,300	41,197
Morgan Stanley	1,300	39,286	7,700	232,694	900	27,198			9,900	299,178
Northern Trust Corp.	300	16,494			700	38,486			1,000	54,980
Raymond James Financial, Inc.			700	21,448			2,800	85,792	3,500	107,240
SEI Investments Co.					100	2,246	3,500	78,610	3,600	80,856
State Street Corp.	500	21,750	1,800	78,300	800	34,800			3,100	134,850
T. Rowe Price Group, Inc.§	300	17,253			700	40,257			1,000	57,510
TD Ameritrade Holding Corp.*§					700	14,014			700	14,014
The Bank of New York Mellon Corp.	1,100	34,243	7,000	217,910	700	21,791			8,800	273,944
The Charles Schwab Corp.	900	17,361			2,600	50,154			3,500	67,515
The Goldman Sachs Group, Inc.	1,800	261,360	13,500	1,960,200	400	58,080			15,700	2,279,640
Waddell & Reed Financial, Inc. Class A					300	11,136	2,290	85,005	2,590	96,141
										5,818,696
Chemicals 3.46%
Air Products & Chemicals, Inc.	100	7,678	1,000	76,780					1,100	84,458
Airgas, Inc.			800	50,760					800	50,760
Albemarle Corp.			700	31,962			2,500	114,150	3,200	146,112
Ashland, Inc.			41,900	2,495,564	14,700	875,532	44,600	2,656,376	101,200	6,027,472
Cabot Corp.			700	22,778			1,800	58,572	2,500	81,350
Celanese Corp. Series A			500	15,995	800	25,592	300	9,597	1,600	51,184
CF Industries Holdings, Inc.	2,257	188,843			1,500	125,505	2,182	182,568	5,939	496,916
Cytec Industries, Inc.			300	14,418			1,449	69,639	1,749	84,057
E.I. Du Pont de Nemours & Co.	800	31,872	4,700	187,248	700	27,888			6,200	247,008
Eastman Chemical Co.§			620	41,491	130	8,699	234	15,659	984	65,849
Ecolab, Inc.	300	14,652	200	9,768	700	34,188			1,200	58,608
Huntsman Corp.			10,900	124,369	9,300	106,113	4,000	45,640	24,200	276,122
International Flavors & Fragrances, Inc.			293	14,676	363	18,183	300	15,027	956	47,886
Intrepid Potash, Inc.*§							1,100	28,886	1,100	28,886
Lubrizol Corp.	1,800	162,612	13,000	1,174,420	9,400	849,196	15,500	1,400,270	39,700	3,586,498
Minerals Technologies, Inc.							600	34,620	600	34,620

Monsanto Co.	500	31,530			1,500	94,590			2,000	126,120
Nalco Holding Co.					200	4,946			200	4,946
NewMarket Corp.§			1,200	132,000			100	11,000	1,300	143,000
Olin Corp.§							2,100	44,100	2,100	44,100
PPG Industries, Inc.	100	7,037	1,300	91,481					1,400	98,518
Praxair, Inc.	200	16,754			700	58,639			900	75,393
RPM International, Inc.			700	15,456	500	11,040	3,700	81,696	4,900	108,192
Sensient Technologies Corp.							1,500	47,295	1,500	47,295
Sigma-Aldrich Corp.	100	5,930			200	11,860			300	17,790
The Dow Chemical Co.	1,000	30,830	8,300	255,889					9,300	286,719
The Mosaic Co.					500	25,570			500	25,570
The Scotts Miracle-Gro Co. Class A			214	10,368	344	16,667	1,355	65,650	1,913	92,685
Valspar Corp.			700	21,924			2,800	87,696	3,500	109,620
										12,547,734
Commercial Banks 3.93%
Associated Banc-Corp.§			1,200	17,436			4,910	71,342	6,110	88,778
Bancorpsouth, Inc.§			2,491	55,151			12,544	277,724	15,035	332,875
Bank of Hawaii Corp.§			300	15,864			1,200	63,456	1,500	79,320
BB&T Corp.	600	19,944	5,200	172,848					5,800	192,792
BOK Financial Corp.§			300	16,329					300	16,329
CapitalSource, Inc.			2,800	16,716					2,800	16,716
Cathay General Bancorp§							2,000	24,740	2,000	24,740
City National Corp.§			200	12,456			1,200	74,736	1,400	87,192
Comerica, Inc.	100	4,200	1,300	54,600					1,400	58,800
Commerce Bancshares, Inc.			100	4,142			2,514	104,130	2,614	108,272
Cullen/Frost Bankers, Inc.§			691	41,018			1,600	94,976	2,291	135,994
Fifth Third Bancorp	700	10,437	5,900	87,969					6,600	98,406
First Citizens BancShares, Inc. Class A			170	35,020					170	35,020
First Horizon National Corp.*			2,058	29,120					2,058	29,120
FirstMerit Corp.§							2,508	58,938	2,508	58,938
Fulton Financial Corp.§			3,984	41,832			29,400	308,700	33,384	350,532
Huntington Bancshares, Inc.§	600	4,062	8,900	60,253					9,500	64,315
International Bancshares Corp.							10,100	244,117	10,100	244,117
Keycorp	800	7,216	7,000	63,140					7,800	70,356
M&T Bank Corp.§			800	69,880					800	69,880
Marshall & Ilsley Corp.	400	3,640	4,000	36,400					4,400	40,040
PacWest Bancorp§							800	19,208	800	19,208
PNC Financial Services Group, Inc.	500	33,605	4,600	309,166					5,100	342,771
Prosperity Bancshares, Inc.§							1,000	39,220	1,000	39,220
Regions Financial Corp.§	1,000	8,840	8,900	78,676					9,900	87,516
SunTrust Banks, Inc.§	500	14,800	3,800	112,480					4,300	127,280
SVB Financial Group*§							1,300	63,999	1,300	63,999
Synovus Financial Corp.§			11,100	33,411			46,500	139,965	57,600	173,376
TCF Financial Corp.§			800	14,904			3,000	55,890	3,800	70,794
Trustmark Corp.§							4,500	110,160	4,500	110,160
U.S. Bancorp	1,700	45,509	16,800	449,736					18,500	495,245
Valley National Bancorp			1,000	16,240			3,875	62,930	4,875	79,170
Webster Financial Corp.§							4,800	99,456	4,800	99,456
Wells Fargo & Co.	42,800	1,417,108	244,300	8,088,773	17,900	592,669			305,000	10,098,550
Westamerica BanCorporation							2,600	152,802	2,600	152,802
Whitney Holding Corp.§			700	9,590					700	9,590
Wilmington Trust Corp.§			400	6,932			2,044	35,423	2,444	42,355
Zions Bancorporation§	100	2,873	1,100	31,603					1,200	34,476
										14,248,500
Commercial Services & Supplies 0.26%
Avery Dennison Corp.			700	27,321					700	27,321
Cintas Corp.	100	2,725	1,000	27,250					1,100	29,975
Clean Harbors, Inc.*							600	38,058	600	38,058
Copart, Inc.*							2,000	71,380	2,000	71,380
Corrections Corp. of America*			700	14,504			3,145	65,164	3,845	79,668
Covanta Holding Corp.*§			800	13,984					800	13,984
Deluxe Corp.							1,500	31,455	1,500	31,455
Herman Miller, Inc.§							1,500	31,830	1,500	31,830
HNI Corp.							1,400	43,456	1,400	43,456
Iron Mountain, Inc.§	100	2,515			200	5,030			300	7,545
Mine Safety Appliances Co.§							6,500	191,035	6,500	191,035
Pitney Bowes, Inc.§	100	2,540	1,500	38,100					1,600	40,640
R. R. Donnelley & Sons Co.	100	2,149	1,500	32,235	400	8,596			2,000	42,980
Republic Services, Inc.	300	9,309	1,900	58,957	100	3,103			2,300	71,369
Rollins, Inc.§							1,700	36,975	1,700	36,975

Standard Parking Corp.*§							20	338	20	338
Stericycle, Inc.*§					100	5,890			100	5,890
The Brink’s Co.					400	10,652	1,200	31,956	1,600	42,608
Waste Connections, Inc.*§							2,200	78,738	2,200	78,738
Waste Management, Inc.§	500	17,340	400	13,872	1,200	41,616			2,100	72,828
										958,073
Communications Equipment 1.19%
ADC Telecommunications, Inc.*§							47,500	380,475	47,500	380,475
ADTRAN, Inc.§							1,700	45,509	1,700	45,509
Aviat Networks, Inc.*					10	65			10	65
Brocade Communications Systems, Inc.*			2,100	13,629	300	1,947			2,400	15,576
Ciena Corp.*§			400	7,396			2,400	44,376	2,800	51,772
Cisco Systems, Inc.*	4,900	131,908			24,500	659,540			29,400	791,448
CommScope, Inc.*§			600	19,548	200	6,516	2,400	78,192	3,200	104,256
EchoStar Corp. Class A*			9,200	176,732					9,200	176,732
F5 Networks, Inc.*							2,100	143,703	2,100	143,703
Harris Corp.	100	5,148			200	10,296			300	15,444
JDS Uniphase Corp.*§	100	1,299	300	3,897					400	5,196
Juniper Networks, Inc.*	500	14,205			1,500	42,615			2,000	56,820
Motorola, Inc.*	2,100	14,847	16,500	116,655	100	707			18,700	132,209
Palm, Inc.*§							17,100	99,180	17,100	99,180
Plantronics, Inc.§			300	9,960			1,500	49,800	1,800	59,760
Polycom, Inc.*					300	9,765	2,500	81,375	2,800	91,140
QUALCOMM, Inc.	7,600	294,424	19,400	751,556	28,000	1,084,720			55,000	2,130,700
Tellabs, Inc.	300	2,724	3,000	27,240					3,300	29,964
Unity Wireless Corp.*							712,201	499	712,201	499
										4,330,448
Computers & Peripherals 4.15%
Apple, Inc.*	7,200	1,880,064	300	78,336	7,500	1,958,400			15,000	3,916,800
Dell, Inc.*	1,500	24,270			4,600	74,428			6,100	98,698
Diebold, Inc.							1,900	59,565	1,900	59,565
EMC Corp.*	1,900	36,119	13,300	252,833	800	15,208			16,000	304,160
Hewlett-Packard Co.	2,000	103,940	4,100	213,077	4,900	254,653			11,000	571,670
Lexmark International, Inc. Class A*§			500	18,525	6,800	251,940	11,400	422,370	18,700	692,835
NCR Corp.*					100	1,316	4,800	63,168	4,900	64,484
NetApp, Inc.*§	300	10,401	300	10,401	1,100	38,137	14,700	509,649	16,400	568,588
QLogic Corp.*					600	11,622			600	11,622
SanDisk Corp.*	200	7,978	900	35,901	12,300	490,647	20,600	821,734	34,000	1,356,260
Seagate Technology*			1,500	27,555	4,500	82,665			6,000	110,220
Teradata Corp.*	1,400	40,698	29,700	863,379	5,800	168,606	4,900	142,443	41,800	1,215,126
Western Digital Corp.*	9,100	373,919	82,877	3,405,416	42,222	1,734,902	14,016	575,917	148,215	6,090,154
										15,060,182
Construction & Engineering 0.47%
Aecom Technology Corp.*					100	3,007	5,900	177,413	6,000	180,420
Dycom Industries, Inc.*			20	212	93	988			113	1,200
Fluor Corp.	200	10,568	269	14,214	775	40,951	14,900	787,316	16,144	853,049
Granite Construction, Inc.§							1,000	33,610	1,000	33,610
Jacobs Engineering Group, Inc.*	100	4,822			400	19,288	400	19,288	900	43,398
KBR, Inc.			1,361	30,051			4,500	99,360	5,861	129,411
MasTec, Inc.*§			1,400	17,514			6,300	78,813	7,700	96,327
Quanta Services, Inc.*	100	2,013	1,600	32,208					1,700	34,221
The Shaw Group, Inc.*					400	15,312	3,100	118,668	3,500	133,980
Tutor Perini Corp.*§							1,600	38,832	1,600	38,832
URS Corp.*			600	30,810			2,300	118,105	2,900	148,915
										1,693,363
Construction Materials 0.05%
Martin Marietta Materials, Inc.§			100	9,588			1,200	115,056	1,300	124,644
Vulcan Materials Co.	100	5,728	1,000	57,280					1,100	63,008
										187,652
Consumer Finance 0.46%
American Express Co.	1,100	50,732	24,200	1,116,104	700	32,284			26,000	1,199,120
AmeriCredit Corp.*			700	16,758			2,700	64,638	3,400	81,396
Capital One Financial Corp.	400	17,364	5,700	247,437	400	17,364			6,500	282,165
Discover Financial Services	400	6,184	4,200	64,932					4,600	71,116
SLM Corp.*	400	4,896	2,700	33,048	100	1,224			3,200	39,168
										1,672,965
Containers & Packaging 0.20%
Aptargroup, Inc.			400	17,216			1,900	81,776	2,300	98,992
Ball Corp.			200	10,642					200	10,642
Bemis Co., Inc.	100	3,041	900	27,369					1,000	30,410

Crown Holdings, Inc.*					300	7,800			300	7,800
Greif, Inc. Class A§			200	11,836			900	53,262	1,100	65,098
Owens-Illinois, Inc.*	100	3,544			200	7,088			300	10,632
Packaging Corp. of America			700	17,311			2,900	71,717	3,600	89,028
Pactiv Corp.*	100	2,541	400	10,164	400	10,164			900	22,869
Sealed Air Corp.	100	2,150	1,500	32,250					1,600	34,400
Silgan Holdings, Inc.							600	36,198	600	36,198
Sonoco Products Co.			700	23,191			2,800	92,764	3,500	115,955
Temple-Inland, Inc.			1,000	23,320			8,100	188,892	9,100	212,212
										734,236
Distributors 0.04%
Genuine Parts Co.	100	4,280	1,200	51,360					1,300	55,640
LKQ Corp.*					500	10,530	3,600	75,816	4,100	86,346
										141,986
Diversified Consumer Services 2.31%
Apollo Group, Inc. Class A*	200	11,482			600	34,446			800	45,928
Brink’s Home Security Holdings, Inc.*§					300	12,582	1,500	62,910	1,800	75,492
Career Education Corp.*§					900	26,343	21,200	620,524	22,100	646,867
Corinthian Colleges, Inc.*§			71,500	1,116,830	800	12,496	109,300	1,707,266	181,600	2,836,592
DeVry, Inc.	100	6,239	700	43,673	1,000	62,390	1,000	62,390	2,800	174,692
H&R Block, Inc.	300	5,493	73,400	1,343,954	42,000	769,020	62,900	1,151,699	178,600	3,270,166
Hillenbrand, Inc.					400	9,832	800	19,664	1,200	29,496
ITT Educational Services, Inc.*§			2,200	222,486	2,600	262,938	5,300	535,989	10,100	1,021,413
Matthews International Corp. Class A§							800	28,000	800	28,000
Regis Corp.§							2,000	38,240	2,000	38,240
Service Corp. International§			1,400	12,572			7,200	64,656	8,600	77,228
Sotheby’s§							1,800	60,120	1,800	60,120
Strayer Education, Inc.§							300	72,936	300	72,936
										8,377,170
Diversified Financial Services 3.45%
Bank of America Corp.	8,900	158,687	161,044	2,871,415					169,944	3,030,102
Citigroup, Inc.*	69,000	301,530	523,500	2,287,695					592,500	2,589,225
CME Group, Inc.	100	32,841	800	262,728					900	295,569
Interactive Brokers Group, Inc. Class A*§			1,000	17,140					1,000	17,140
IntercontinentalExchange, Inc.*					200	23,326			200	23,326
JPMorgan Chase & Co.	33,700	1,434,946	82,900	3,529,882	200	8,516			116,800	4,973,344
KKR Financial Holdings LLC							3,500	30,940	3,500	30,940
Leucadia National Corp.*§	100	2,531	800	20,248					900	22,779
Moody’s Corp.§	100	2,472			3,700	91,464	13,000	321,360	16,800	415,296
MSCI, Inc. Class A*					600	20,790	9,000	311,850	9,600	332,640
NYSE Euronext	200	6,526	19,000	619,970					19,200	626,496
PHH Corp.*							6,100	138,409	6,100	138,409
The NASDAQ OMX Group, Inc.*			500	10,500	500	10,500			1,000	21,000
										12,516,266
Diversified Telecommunication Services 0.98%
AT&T, Inc.	16,400	427,384	73,205	1,907,722	1,100	28,666			90,705	2,363,772
CenturyTel, Inc.§	200	6,822	2,400	81,864					2,600	88,686
Cincinnati Bell, Inc.*							21,300	71,781	21,300	71,781
Fairpoint Communications, Inc.*					77	6			77	6
Frontier Communications Corp.§			1,300	10,348					1,300	10,348
Qwest Communications International, Inc.	5,200	27,196	45,400	237,442					50,600	264,638
tw telecom, Inc.*					100	1,780	3,700	65,860	3,800	67,640
Verizon Communications, Inc.	2,500	72,225	20,600	595,134	300	8,667			23,400	676,026
Windstream Corp.§			1,700	18,785					1,700	18,785
										3,561,682
Electric Utilities 0.62%
Allegheny Energy, Inc.§			900	19,602	400	8,712			1,300	28,314
American Electric Power Co., Inc.	500	17,150	3,600	123,480					4,100	140,630
Cleco Corp.							1,600	43,840	1,600	43,840
DPL, Inc.			700	19,726			3,629	102,265	4,329	121,991
Duke Energy Corp.	1,200	20,136	9,600	161,088					10,800	181,224
Edison International	300	10,311	2,600	89,362					2,900	99,673
Entergy Corp.	100	8,129	1,700	138,193					1,800	146,322
Exelon Corp.	600	26,154	4,800	209,232	500	21,795			5,900	257,181
FirstEnergy Corp.§	300	11,361	4,300	162,841	200	7,574			4,800	181,776
FPL Group, Inc.	400	20,820	2,800	145,740					3,200	166,560
Great Plains Energy, Inc.			900	17,397			3,600	69,588	4,500	86,985
Hawaiian Electric Industries, Inc.§			900	21,015			2,457	57,371	3,357	78,386
IDACORP, Inc.							1,400	50,512	1,400	50,512
Northeast Utilities	100	2,779	1,200	33,348					1,300	36,127

NV Energy, Inc.			1,000	12,490			6,300	78,687	7,300	91,177
Pepco Holdings, Inc.	100	1,674	1,600	26,784					1,700	28,458
Pinnacle West Capital Corp.			900	33,606					900	33,606
PNM Resources, Inc.							2,700	36,693	2,700	36,693
PPL Corp.	400	9,904			1,200	29,712			1,600	39,616
Progress Energy, Inc.	200	7,984	2,200	87,824					2,400	95,808
Southern Co.	700	24,192	5,700	196,992					6,400	221,184
Westar Energy, Inc.			700	16,583			3,100	73,439	3,800	90,022
										2,256,085
Electrical Equipment 1.21%
AMETEK, Inc.					200	8,650	3,000	129,750	3,200	138,400
Brady Corp. Class A							300	10,308	300	10,308
Emerson Electric Co.	700	36,561	200	10,446	1,900	99,237			2,800	146,244
EnerSys*							300	7,764	300	7,764
First Solar, Inc.*§	1,400	200,970	100	14,355	200	28,710			1,700	244,035
General Cable Corp.*§			68,485	1,956,616			49,800	1,422,786	118,285	3,379,402
Hubbell, Inc. Class B			200	9,294			1,400	65,058	1,600	74,352
Regal-Beloit Corp.							1,100	69,597	1,100	69,597
Rockwell Automation, Inc.	100	6,072	1,100	66,792					1,200	72,864
Roper Industries, Inc.§					100	6,102	300	18,306	400	24,408
SunPower Corp. Class A*§					100	1,655			100	1,655
SunPower Corp. Class B*							1,042	15,672	1,042	15,672
Thomas & Betts Corp.*			400	16,776			1,500	62,910	1,900	79,686
Woodward Governor Co.							3,500	112,175	3,500	112,175
										4,376,562
Electronic Equipment, Instruments & Components 1.06%
Agilent Technologies, Inc.*	300	10,878			800	29,008			1,100	39,886
Amphenol Corp. Class A	100	4,621			400	18,484			500	23,105
Arrow Electronics, Inc.*			500	15,250			3,100	94,550	3,600	109,800
Avnet, Inc.*			700	22,379	300	9,591	3,900	124,683	4,900	156,653
Benchmark Electronics, Inc.*							1,500	32,460	1,500	32,460
Corning, Inc.	1,500	28,875	2,000	38,500	3,300	63,525			6,800	130,900
Dolby Laboratories, Inc. Class A*§					200	13,744			200	13,744
FLIR Systems, Inc.*					700	21,413			700	21,413
Ingram Micro, Inc. Class A*			1,400	25,424			4,500	81,720	5,900	107,144
Itron, Inc.*							1,000	79,610	1,000	79,610
Jabil Circuit, Inc.	15,400	235,928	67,800	1,038,696	13,000	199,160	25,300	387,596	121,500	1,861,380
Molex, Inc.§	100	2,241	1,100	24,651					1,200	26,892
National Instruments Corp.§							1,900	65,702	1,900	65,702
Tech Data Corp.*			600	25,740			3,400	145,860	4,000	171,600
Trimble Navigation, Ltd.*§					100	3,271	3,200	104,672	3,300	107,943
Vishay Intertechnology, Inc.*			34,200	356,022			53,200	553,812	87,400	909,834
										3,858,066
Energy Equipment & Services 2.63%
Atwood Oceanics, Inc.*							1,500	54,615	1,500	54,615
Baker Hughes, Inc.§	280	13,936	3,101	154,291					3,381	168,227
Cameron International Corp.*	200	7,892			500	19,730			700	27,622
CARBO Ceramics, Inc.§							200	14,650	200	14,650
Complete Production Services, Inc.*§							1,100	16,599	1,100	16,599
Diamond Offshore Drilling, Inc.§	100	7,910	2,900	229,390	800	63,280			3,800	300,580
Dresser-Rand Group, Inc.*			9,301	328,139	1,731	61,070	30,724	1,083,943	41,756	1,473,152
Exterran Holdings, Inc.*§							1,700	49,555	1,700	49,555
FMC Technologies, Inc.*	4,500	304,605	10,300	697,207	13,200	893,508	7,300	494,137	35,300	2,389,457
Halliburton Co.	800	24,520	6,700	205,355					7,500	229,875
Helix Energy Solutions Group, Inc.*			62,600	912,708			2,600	37,908	65,200	950,616
Helmerich & Payne, Inc.§			500	20,310			300	12,186	800	32,496
Nabors Industries, Ltd.*§	200	4,314	2,200	47,454					2,400	51,768
National-Oilwell Varco, Inc.	400	17,612	14,700	647,241	400	17,612			15,500	682,465
Oceaneering International, Inc.*§			200	13,100	500	32,750	1,500	98,250	2,200	144,100
Oil States International, Inc.*			300	14,493					300	14,493
Patterson-UTI Energy, Inc.§			1,000	15,290			4,100	62,689	5,100	77,979
Pride International, Inc.*			700	21,231			4,600	139,518	5,300	160,749
Rowan Cos., Inc.*§	100	2,980	900	26,820			48,600	1,448,280	49,600	1,478,080
Schlumberger, Ltd.	1,100	78,562	9,200	657,064	2,200	157,124			12,500	892,750
SEACOR Holdings, Inc.*§			100	8,417					100	8,417
Seahawk Drilling, Inc.*§			6	100					6	100
Smith International, Inc.	200	9,552	700	33,432	300	14,328			1,200	57,312
Superior Energy Services, Inc.*			600	16,236			2,200	59,532	2,800	75,768
Tidewater, Inc.§			700	37,527			1,600	85,776	2,300	123,303
Unit Corp.*§			300	14,331			1,100	52,547	1,400	66,878
										9,541,606

Food & Staples Retailing 0.38%
BJ’s Wholesale Club, Inc.*§			300	11,484			1,400	53,592	1,700	65,076
Costco Wholesale Corp.	400	23,632			1,200	70,896			1,600	94,528
CVS Caremark Corp.	1,200	44,316	7,500	276,975	1,300	48,009			10,000	369,300
Ruddick Corp.§							1,100	38,874	1,100	38,874
Safeway, Inc.§	400	9,440	3,021	71,296			364	8,590	3,785	89,326
SUPERVALU, Inc.§	100	1,490	1,700	25,330					1,800	26,820
Sysco Corp.	600	18,924			1,400	44,156			2,000	63,080
The Kroger Co.	600	13,338	900	20,007	1,600	35,568			3,100	68,913
Walgreen Co.	800	28,120			2,500	87,875			3,300	115,995
Wal-Mart Stores, Inc.	1,900	101,935			5,800	311,170			7,700	413,105
Whole Foods Market, Inc.*§	100	3,902			500	19,510			600	23,412
										1,368,429
Food Products 1.90%
Archer-Daniels-Midland Co.	600	16,764	2,260	63,145	1,003	28,024			3,863	107,933
Bunge, Ltd.			3,900	206,505					3,900	206,505
Campbell Soup Co.	100	3,586	400	14,344	100	3,586			600	21,516
ConAgra Foods, Inc.	400	9,788	3,500	85,645					3,900	95,433
Corn Products International, Inc.			500	18,000			2,000	72,000	2,500	90,000
Dean Foods Co.*§	100	1,570			700	10,990	1,200	18,840	2,000	31,400
Del Monte Foods Co.			1,400	20,916					1,400	20,916
Flowers Foods, Inc.§							2,200	57,992	2,200	57,992
General Mills, Inc.	300	21,354	1,600	113,888	500	35,590			2,400	170,832
Green Mountain Coffee Roasters, Inc.*§							900	65,394	900	65,394
H.J. Heinz Co.	300	14,061	701	32,856	869	40,730			1,870	87,647
Hormel Foods Corp.§			700	28,532	300	12,228	300	12,228	1,300	52,988
Kellogg Co.	200	10,988	300	16,482	600	32,964			1,100	60,434
Kraft Foods, Inc. Class A	1,500	44,400	10,800	319,680	500	14,800			12,800	378,880
Lancaster Colony Corp.§			600	32,982	1,455	79,981	9,236	507,703	11,291	620,666
McCormick & Co., Inc.§	100	3,957			300	11,871	300	11,871	700	27,699
Mead Johnson Nutrition Co.	21,703	1,120,092	15,900	820,599	20,700	1,068,327	2,864	147,811	61,167	3,156,829
Ralcorp Holdings, Inc.*			400	26,620			1,600	106,480	2,000	133,100
Sara Lee Corp.§	600	8,532	4,500	63,990	800	11,376			5,900	83,898
Smithfield Foods, Inc.*§			1,200	22,488			3,800	71,212	5,000	93,700
The Hershey Co.§	160	7,521	5,430	255,264	17,420	818,914	1,395	65,579	24,405	1,147,278
The J.M. Smucker Co.	100	6,107	1,000	61,070					1,100	67,177
Tootsie Roll Industries, Inc.							1,033	27,478	1,033	27,478
Tyson Foods, Inc. Class A	200	3,918	2,900	56,811			900	17,631	4,000	78,360
										6,884,055
Gas Utilities 0.23%
AGL Resources, Inc.			500	19,755			2,100	82,971	2,600	102,726
Atmos Energy Corp.			600	17,748			2,500	73,950	3,100	91,698
Energen Corp.			500	24,435			2,134	104,289	2,634	128,724
EQT Corp.	100	4,349			300	13,047			400	17,396
National Fuel Gas Co.			700	36,414			2,300	119,646	3,000	156,060
Nicor, Inc.§							1,300	56,563	1,300	56,563
ONEOK, Inc.§			900	44,226			300	14,742	1,200	58,968
Questar Corp.	100	4,795	1,300	62,335					1,400	67,130
UGI Corp.			1,100	30,239			3,000	82,470	4,100	112,709
WGL Holdings, Inc.§							1,500	53,610	1,500	53,610
										845,584
Health Care Equipment & Supplies 1.64%
Align Technology, Inc.*§							4,100	69,618	4,100	69,618
Baxter International, Inc.	500	23,610			1,800	84,996			2,300	108,606
Beckman Coulter, Inc.							1,900	118,560	1,900	118,560
Becton, Dickinson and Co.	300	22,911			2,300	175,651			2,600	198,562
Boston Scientific Corp.*	1,300	8,944	7,135	49,089	1,645	11,318			10,080	69,351
CareFusion Corp.*	600	16,548	5,400	148,932					6,000	165,480
CR Bard, Inc.					400	34,612	300	25,959	700	60,571
DENTSPLY International, Inc.§	100	3,664			300	10,992			400	14,656
Edwards Lifesciences Corp.*					200	20,616	1,700	175,236	1,900	195,852
Gen-Probe, Inc.*							1,400	66,346	1,400	66,346
Hill-Rom Holdings, Inc.			100	3,171			1,700	53,907	1,800	57,078
Hologic, Inc.*			1,700	30,379	28,400	507,508	17,900	319,873	48,000	857,760
Hospira, Inc.*	100	5,379			300	16,137			400	21,516
Idexx Laboratories, Inc.*§							1,600	105,824	1,600	105,824
Immucor, Inc.*§							11,800	252,638	11,800	252,638
Inverness Medical Innovations, Inc.*§			300	11,934					300	11,934
Kinetic Concepts, Inc.*§			500	21,650	6,900	298,770	10,300	445,990	17,700	766,410

Masimo Corp.§							1,400	32,774	1,400	32,774
Medtronic, Inc.	965	42,161			4,600	200,974			5,565	243,135
ResMed, Inc.*§					300	20,529	2,200	150,546	2,500	171,075
St. Jude Medical, Inc.*	300	12,246			900	36,738			1,200	48,984
STERIS Corp.§			400	13,312	600	19,968	12,600	419,328	13,600	452,608
Stryker Corp.	300	17,232	300	17,232	4,700	269,968			5,300	304,432
Teleflex, Inc.							1,100	67,452	1,100	67,452
The Cooper Cos., Inc.§			300	11,667					300	11,667
Thoratec Corp.*§			300	13,377	300	13,377	22,500	1,003,275	23,100	1,030,029
Varian Medical Systems, Inc.*	100	5,638			2,900	163,502	2,800	157,864	5,800	327,004
Zimmer Holdings, Inc.*	200	12,182	1,700	103,547					1,900	115,729
										5,945,651
Health Care Providers & Services 3.57%
Aetna, Inc.	400	11,820	3,000	88,650	400	11,820			3,800	112,290
AmerisourceBergen Corp.	200	6,170	100	3,085	700	21,595			1,000	30,850
Brookdale Senior Living, Inc.*			100	2,150					100	2,150
Cardinal Health, Inc.	300	10,407	2,700	93,663	500	17,345			3,500	121,415
CIGNA Corp.	200	6,412	2,000	64,120					2,200	70,532
Community Health Systems, Inc.*§			700	28,602	500	20,430	4,600	187,956	5,800	236,988
Coventry Health Care, Inc.*	100	2,374	1,000	23,740					1,100	26,114
Cross Country Healthcare, Inc.*§							55	551	55	551
DaVita, Inc.*					200	12,486			200	12,486
Emergency Medical Services Corp. Class A*							300	15,864	300	15,864
Express Scripts, Inc.*	300	30,039			700	70,091			1,000	100,130
Health Management Associates, Inc. Class A*					500	4,660	7,295	67,989	7,795	72,649
Health Net, Inc.*			1,000	22,020			2,900	63,858	3,900	85,878
Henry Schein, Inc.*§			300	18,141	400	24,188	2,600	157,222	3,300	199,551
Humana, Inc.*	3,200	146,304	39,900	1,824,228	15,500	708,660	28,000	1,280,160	86,600	3,959,352
Kindred Healthcare, Inc.*							1,022	18,232	1,022	18,232
Laboratory Corp. of America Holdings*§					200	15,714			200	15,714
LifePoint Hospitals, Inc.*§			300	11,454			1,500	57,270	1,800	68,724
Lincare Holdings, Inc.*§			300	14,007	300	14,007	1,982	92,540	2,582	120,554
McKesson Corp.	200	12,962	1,000	64,810	500	32,405			1,700	110,177
Medco Health Solutions, Inc.*	400	23,568	800	47,136	2,600	153,192			3,800	223,896
Mednax, Inc.*			200	10,988					200	10,988
Omnicare, Inc.			600	16,674	300	8,337	3,600	100,044	4,500	125,055
Owens & Minor, Inc.§							1,950	61,328	1,950	61,328
Patterson Cos., Inc.§					400	12,796			400	12,796
Psychiatric Solutions, Inc.*§							1,600	51,472	1,600	51,472
Quest Diagnostics, Inc.	200	11,432			500	28,580			700	40,012
Tenet Healthcare Corp.*	300	1,875	2,800	17,500	1,800	11,250			4,900	30,625
UnitedHealth Group, Inc.	1,000	30,310	8,800	266,728	400	12,124			10,200	309,162
Universal Health Services, Inc. Class B			500	18,560			2,600	96,512	3,100	115,072
VCA Antech, Inc.*§							2,400	68,304	2,400	68,304
WellCare Health Plans, Inc.*§							7,900	226,177	7,900	226,177
WellPoint, Inc.*	18,900	1,016,820	78,928	4,246,326	19,300	1,038,340			117,128	6,301,486
										12,956,574
Health Care Technology 0.05%
Cerner Corp.*§					300	25,473	1,800	152,838	2,100	178,311
										178,311
Hotels, Restaurants & Leisure 0.62%
Bally Technologies, Inc.*§							2,000	92,240	2,000	92,240
Bob Evans Farms, Inc.							3,800	117,534	3,800	117,534
Boyd Gaming Corp.*§			100	1,270			1,400	17,780	1,500	19,050
Brinker International, Inc.					500	9,260	2,900	53,708	3,400	62,968
Burger King Holdings, Inc.					100	2,110	2,200	46,420	2,300	48,530
Carnival Corp.	400	16,680	1,900	79,230	600	25,020			2,900	120,930
Chipotle Mexican Grill, Inc.*							1,000	134,910	1,000	134,910
Darden Restaurants, Inc.	100	4,475	208	9,308	513	22,957	300	13,425	1,121	50,165
Hyatt Hotels Corp. Class A*§			500	20,585	200	8,234			700	28,819
International Game Technology	200	4,216			500	10,540			700	14,756
International Speedway Corp. Class A							600	18,336	600	18,336
Las Vegas Sands Corp.*			300	7,458	900	22,374			1,200	29,832
Life Time Fitness, Inc.*§							1,100	40,436	1,100	40,436
Marriott International, Inc. Class A§	200	7,352	800	29,408	100	3,676			1,100	40,436
McDonald’s Corp.	900	63,531			2,900	204,711			3,800	268,242
MGM Mirage*§			700	11,123					700	11,123
P.F. Chang’s China Bistro, Inc.*§					198	8,641			198	8,641
Panera Bread Co. Class A*§			102	7,950	167	13,016	1,100	85,734	1,369	106,700
Penn National Gaming, Inc.*			300	9,288					300	9,288

Royal Caribbean Cruises, Ltd.*§			2,800	100,352	400	14,336			3,200	114,688
Scientific Games Corp. Class A*§							1,700	25,007	1,700	25,007
Starbucks Corp.	700	18,186	1,500	38,970	3,100	80,538			5,300	137,694
Starwood Hotels & Resorts Worldwide, Inc.	100	5,451	1,300	70,863					1,400	76,314
The Cheesecake Factory, Inc.*§			400	10,868			1,900	51,623	2,300	62,491
Wendy’s/Arby’s Group, Inc. Class A			6,700	35,577			36,100	191,691	42,800	227,268
WMS Industries, Inc.*§					300	15,006	1,600	80,032	1,900	95,038
Wyndham Worldwide Corp.	100	2,681	5,000	134,050	100	2,681			5,200	139,412
Wynn Resorts, Ltd.			500	44,120					500	44,120
Yum! Brands, Inc.	400	16,968	300	12,726	1,400	59,388			2,100	89,082
										2,234,050
Household Durables 0.73%
American Greetings Corp. Class A§							1,700	41,752	1,700	41,752
D.R. Horton, Inc.§			2,000	29,380					2,000	29,380
Fortune Brands, Inc.	100	5,242	1,100	57,662					1,200	62,904
Garmin, Ltd.§			700	26,166	1,000	37,380			1,700	63,546
Harman International Industries, Inc.*			300	11,844					300	11,844
Jarden Corp.			600	19,272					600	19,272
KB Home§			300	5,559			1,700	31,501	2,000	37,060
Leggett & Platt, Inc.§			921	22,592	514	12,608	658	16,141	2,093	51,341
Lennar Corp. Class A§	100	1,990	1,200	23,880					1,300	25,870
M.D.C. Holdings, Inc.§							1,000	38,300	1,000	38,300
Mohawk Industries, Inc.*§			400	25,496			1,500	95,610	1,900	121,106
Newell Rubbermaid, Inc.§	200	3,414	2,000	34,140			1,800	30,726	4,000	68,280
NVR, Inc.*§			100	71,805			900	646,245	1,000	718,050
Pulte Group, Inc.*§	200	2,618	2,500	32,725					2,700	35,343
Stanley Black & Decker, Inc.	100	6,215	1,110	68,987					1,210	75,202
The Ryland Group, Inc.§							1,100	25,058	1,100	25,058
Toll Brothers, Inc.*§			1,200	27,084			3,700	83,509	4,900	110,593
Tupperware Brands Corp.							1,800	91,926	1,800	91,926
Whirlpool Corp.	3,100	337,497	600	65,322	400	43,548	5,200	566,124	9,300	1,012,491
										2,639,318
Household Products 0.51%
Church & Dwight Co., Inc.							2,000	138,500	2,000	138,500
Clorox Co.	166	10,740			400	25,880			566	36,620
Colgate-Palmolive Co.	500	42,050	200	16,820	1,500	126,150			2,200	185,020
Energizer Holdings, Inc.*							2,000	122,200	2,000	122,200
Kimberly-Clark Corp.	400	24,504	700	42,882	1,500	91,890			2,600	159,276
The Procter & Gamble Co.	6,000	372,960	7,600	472,416	6,200	385,392			19,800	1,230,768
										1,872,384
Independent Power Producers & Energy Traders 2.90%
Calpine Corp.*			900	12,267	300	4,089			1,200	16,356
Constellation Energy Group, Inc.	30,000	1,060,500	139,800	4,941,930	48,200	1,703,870	75,400	2,665,390	293,400	10,371,690
Mirant Corp.*			1,578	18,399					1,578	18,399
NRG Energy, Inc.*							1,600	38,672	1,600	38,672
RRI Energy, Inc.*§			10,500	42,735					10,500	42,735
The AES Corp.*	500	5,770	1,200	13,848	1,600	18,464			3,300	38,082
										10,525,934
Industrial Conglomerates 1.06%
3M Co.	600	53,202	300	26,601	2,100	186,207			3,000	266,010
Carlisle Cos., Inc.			300	11,319	300	11,319	1,700	64,141	2,300	86,779
General Electric Co.	9,800	184,828	169,600	3,198,656					179,400	3,383,484
McDermott International, Inc.*					2,300	63,043			2,300	63,043
Textron, Inc.§	200	4,568	2,100	47,964					2,300	52,532
										3,851,848
Insurance 3.04%
Aflac, Inc.	400	20,384			1,500	76,440			1,900	96,824
Allied World Assurance Co. Holdings, Ltd.			1,500	65,355					1,500	65,355
American Financial Group, Inc.			600	17,658			2,050	60,332	2,650	77,990
American International Group, Inc.*§	100	3,890	8,300	322,870	700	27,230	4,000	155,600	13,100	509,590
American National Insurance Co.			100	11,016					100	11,016
AON Corp.	300	12,738	2,200	93,412					2,500	106,150
Arch Capital Group, Ltd.*			1,400	105,812					1,400	105,812
Arthur J. Gallagher & Co.§					366	9,615	2,900	76,183	3,266	85,798
Aspen Insurance Holdings, Ltd.			2,600	70,148					2,600	70,148
Assurant, Inc.	100	3,643	800	29,144					900	32,787
Axis Capital Holdings, Ltd.			2,900	90,393	400	12,468			3,300	102,861
Berkshire Hathaway, Inc. Class B*	2,800	215,600							2,800	215,600
Brown & Brown, Inc.§					100	2,014	3,200	64,448	3,300	66,462
Chubb Corp.	300	15,861	2,800	148,036					3,100	163,897

Cincinnati Financial Corp.§	100	2,840	1,400	39,760					1,500	42,600
CNA Financial Corp.*§			400	11,248					400	11,248
Endurance Specialty Holdings, Ltd.			100	3,685					100	3,685
Erie Indemnity Co. Class A§			906	41,957					906	41,957
Everest Re Group, Ltd.			1,900	145,635			6,200	475,230	8,100	620,865
Fidelity National Financial, Inc. Class A			1,500	22,770			6,400	97,152	7,900	119,922
First American Corp.			900	31,113	500	17,285	5,700	197,049	7,100	245,447
Genworth Financial, Inc. Class A*	400	6,608	146,500	2,420,180	33,000	545,160	27,100	447,692	207,000	3,419,640
Hanover Insurance Group, Inc.§			500	22,525			1,549	69,782	2,049	92,307
Hartford Financial Services Group, Inc.	400	11,428	6,300	179,991					6,700	191,419
HCC Insurance Holdings, Inc.			1,100	29,909			15,100	410,569	16,200	440,478
Horace Mann Educators Corp.							4,481	77,118	4,481	77,118
Lincoln National Corp.	200	6,118	1,900	58,121	400	12,236	500	15,295	3,000	91,770
Loews Corp.	322	11,991	2,604	96,973					2,926	108,964
Marsh & McLennan Cos., Inc.	400	9,688	3,500	84,770					3,900	94,458
MBIA, Inc.*§			57,100	547,018					57,100	547,018
Mercury General Corp.§							900	40,491	900	40,491
MetLife, Inc.	700	31,906	4,300	195,994					5,000	227,900
Old Republic International Corp.			1,800	27,018			6,600	99,066	8,400	126,084
OneBeacon Insurance Group, Ltd. Class A§			600	9,732					600	9,732
PartnerRe, Ltd.			2,400	186,192					2,400	186,192
Principal Financial Group, Inc.	200	5,844	13,900	406,158	600	17,532	600	17,532	15,300	447,066
Protective Life Corp.			700	16,849			2,400	57,768	3,100	74,617
Prudential Financial, Inc.	500	31,780	1,800	114,408	700	44,492			3,000	190,680
Reinsurance Group of America, Inc.§			400	20,652			1,900	98,097	2,300	118,749
RenaissanceRe Holdings, Ltd.			1,800	100,710					1,800	100,710
StanCorp Financial Group, Inc.§			500	22,480			3,586	161,227	4,086	183,707
The Allstate Corp.	500	16,335	4,100	133,947					4,600	150,282
The Progressive Corp.	600	12,054	4,800	96,432					5,400	108,486
The Travelers Cos., Inc.	500	25,370	5,500	279,070					6,000	304,440
Torchmark Corp.§			600	32,124					600	32,124
Transatlantic Holdings, Inc.			324	16,113			1,500	74,595	1,824	90,708
Unitrin, Inc.§			638	18,661			1,964	57,447	2,602	76,108
Unum Group	300	7,341	2,600	63,622			600	14,682	3,500	85,645
Validus Holdings, Ltd.			2,500	63,925					2,500	63,925
W.R. Berkley Corp.§			700	18,900			3,500	94,500	4,200	113,400
Wesco Financial Corp.			100	37,905					100	37,905
White Mountains Insurance Group, Ltd.			200	68,720					200	68,720
XL Capital, Ltd. Class A	500	8,900	7,600	135,280			10,100	179,780	18,200	323,960
										11,020,817
Internet & Catalog Retail 1.15%
Amazon.com, Inc.*	300	41,118	100	13,706	1,100	150,766			1,500	205,590
Expedia, Inc.§	12,200	288,042	61,000	1,440,210	60,500	1,428,405	14,000	330,540	147,700	3,487,197
Liberty Media Corp. - Interactive Class A*			5,000	76,850					5,000	76,850
NetFlix, Inc.*§					200	19,754	1,300	128,401	1,500	148,155
priceline.com, Inc.*			400	104,820	500	131,025	100	26,205	1,000	262,050
										4,179,842
Internet Software & Services 2.03%
Akamai Technologies, Inc.*§	100	3,883			300	11,649			400	15,532
AOL, Inc.*	1,218	28,453	14,263	333,184	45	1,051			15,526	362,688
Digital River, Inc.*							3,600	100,584	3,600	100,584
eBay, Inc.*	1,000	23,810	30,700	730,967	50,600	1,204,786			82,300	1,959,563
Equinix, Inc.*§							1,000	100,650	1,000	100,650
Google, Inc. Class A*	2,800	1,471,232	300	157,632	2,100	1,103,424			5,200	2,732,288
Monster Worldwide, Inc.*§	100	1,743	200	3,486					300	5,229
Sohu.com, Inc.*§			6,300	303,345	4,600	221,490	17,500	842,625	28,400	1,367,460
ValueClick, Inc.*§							18,100	186,068	18,100	186,068
VeriSign, Inc.*§	100	2,727			2,000	54,540	15,300	417,231	17,400	474,498
Yahoo!, Inc.*	900	14,877	300	4,959	2,800	46,284			4,000	66,120
										7,370,680
IT Services 2.53%
Acxiom Corp.*							5,300	101,124	5,300	101,124
Alliance Data Systems Corp.*§							1,500	112,590	1,500	112,590
Amdocs, Ltd.*			4,800	153,312					4,800	153,312
Automatic Data Processing, Inc.	500	21,680			1,200	52,032			1,700	73,712
Broadridge Financial Solutions, Inc.			512	12,191	500	11,905	3,812	90,764	4,824	114,860
Cognizant Technology Solutions Corp. Class A*	300	15,354			1,000	51,180			1,300	66,534
Computer Sciences Corp.*	100	5,239	1,200	62,868					1,300	68,107
Convergys Corp.*§			300	3,792			3,500	44,240	3,800	48,032
DST Systems, Inc.§							1,000	42,450	1,000	42,450

Fidelity National Information Services, Inc.					500	13,145	10,635	279,594	11,135	292,739
Fiserv, Inc.*	100	5,109			300	15,327			400	20,436
Gartner, Inc.*§					9,822	236,514	44,254	1,065,636	54,076	1,302,150
Genpact, Ltd.*					600	10,128			600	10,128
Global Payments, Inc.			269	11,516	411	17,595	2,330	99,747	3,010	128,858
Hewitt Associates, Inc. Class A*					500	20,495	2,300	94,277	2,800	114,772
International Business Machines Corp.	4,100	528,900	300	38,700	12,600	1,625,400			17,000	2,193,000
Lender Processing Services, Inc.	510	19,253			11,820	446,205	9,240	348,810	21,570	814,268
ManTech International Corp. Class A*							6,600	297,198	6,600	297,198
Mastercard, Inc. Class A	2,700	669,708	2,100	520,884	1,800	446,472			6,600	1,637,064
NeuStar, Inc. Class A*							7,000	171,290	7,000	171,290
Paychex, Inc.§	300	9,180			900	27,540			1,200	36,720
SAIC, Inc.*	200	3,482	700	12,187	800	13,928			1,700	29,597
SRA International, Inc. Class A*							1,100	25,388	1,100	25,388
The Western Union Co.	600	10,950	34,000	620,500	4,500	82,125			39,100	713,575
Total System Services, Inc.	100	1,601							100	1,601
VeriFone Holdings, Inc.*							23,700	451,011	23,700	451,011
Visa, Inc. Class A	400	36,092			1,200	108,276			1,600	144,368
Wright Express Corp.*§							300	10,191	300	10,191
										9,175,075
Leisure Equipment & Products 0.07%
Hasbro, Inc.	100	3,836	800	30,688	500	19,180	400	15,344	1,800	69,048
Mattel, Inc.	1,200	27,660	3,900	89,895	2,900	66,845			8,000	184,400
										253,448
Life Sciences Tools & Services 0.34%
Affymetrix, Inc.*§							7,700	53,438	7,700	53,438
Bio-Rad Laboratories, Inc. Class A*							2,200	245,718	2,200	245,718
Charles River Laboratories International, Inc.*							1,700	56,916	1,700	56,916
Covance, Inc.*§							1,600	91,424	1,600	91,424
Illumina, Inc.*§					300	12,561			300	12,561
Life Technologies Corp.*	175	9,574			300	16,413			475	25,987
Mettler-Toledo International, Inc.*							1,100	138,028	1,100	138,028
Millipore Corp.*					100	10,615	300	31,845	400	42,460
PerkinElmer, Inc.	100	2,505	600	15,030					700	17,535
Pharmaceutical Product Development, Inc.							3,200	88,000	3,200	88,000
Techne Corp.							1,200	79,500	1,200	79,500
Thermo Fisher Scientific, Inc.*	400	22,112	3,000	165,840	200	11,056			3,600	199,008
Varian, Inc.*§							900	46,611	900	46,611
Waters Corp.*§			254	18,285	1,300	93,587	300	21,597	1,854	133,469
										1,230,655
Machinery 1.34%
AGCO Corp.*§			700	24,514			2,500	87,550	3,200	112,064
Bucyrus International, Inc.			700	44,107	300	18,903	4,300	270,943	5,300	333,953
Caterpillar, Inc.	500	34,045	2,300	156,607	800	54,472			3,600	245,124
Crane Co.							1,700	61,098	1,700	61,098
Cummins, Inc.	100	7,223	1,100	79,453					1,200	86,676
Danaher Corp.	200	16,856	700	58,996	500	42,140			1,400	117,992
Deere & Co.	400	23,928	2,600	155,532	200	11,964			3,200	191,424
Donaldson Co., Inc.§					800	37,040	15,400	713,020	16,200	750,060
Dover Corp.	100	5,222	400	20,888	300	15,666			800	41,776
Eaton Corp.	100	7,716	1,300	100,308					1,400	108,024
Federal Signal Corp.							8,613	69,421	8,613	69,421
Flowserve Corp.					200	22,916			200	22,916
Gardner Denver, Inc.			376	18,909					376	18,909
Graco, Inc.§					100	3,468	9,600	332,928	9,700	336,396
Harsco Corp.							2,055	63,623	2,055	63,623
IDEX Corp.							2,300	77,280	2,300	77,280
Illinois Tool Works, Inc.	300	15,330	3,500	178,850	300	15,330			4,100	209,510
Joy Global, Inc.					100	5,681	4,000	227,240	4,100	232,921
Kennametal, Inc.§			500	16,430			2,200	72,292	2,700	88,722
Lincoln Electric Holdings, Inc.			300	17,982	200	11,988	1,100	65,934	1,600	95,904
Navistar International Corp.*§					300	14,502	300	14,502	600	29,004
Nordson Corp.							3,800	272,916	3,800	272,916
Oshkosh Corp.*			2,500	96,550	2,000	77,240	2,580	99,639	7,080	273,429
PACCAR, Inc.§	300	13,956			800	37,216			1,100	51,172
Pall Corp.					100	3,899			100	3,899
Parker Hannifin Corp.	100	6,918	1,300	89,934					1,400	96,852
Pentair, Inc.§			500	18,080			2,800	101,248	3,300	119,328
Robbins & Myers, Inc.							300	7,773	300	7,773
Snap-on, Inc.			300	14,454					300	14,454

SPX Corp.			300	20,964			1,400	97,832	1,700	118,796
Terex Corp.*§			800	21,216			2,900	76,908	3,700	98,124
The Manitowoc Co., Inc.§	400	5,604	5,300	74,253	3,000	42,030			8,700	121,887
The Timken Co.			1,000	35,180			2,100	73,878	3,100	109,058
Toro Co.§			300	17,082			300	17,082	600	34,164
Trinity Industries, Inc.§			700	17,423			2,300	57,247	3,000	74,670
Valmont Industries, Inc.§							1,000	83,290	1,000	83,290
WABCO Holdings, Inc.*			275	9,127	396	13,143	300	9,957	971	32,227
Wabtec Corp.§							1,300	61,854	1,300	61,854
										4,866,690
Marine 0.03%
Alexander & Baldwin, Inc.§			400	14,232			1,100	39,138	1,500	53,370
Kirby Corp.*§			300	12,624			1,400	58,912	1,700	71,536
										124,906
Media 3.10%
Cablevision Systems Corp. Group A			1,500	41,160					1,500	41,160
CBS Corp. Class B	600	9,726	4,800	77,808					5,400	87,534
Central European Media Enterprises, Ltd. Class A*			1,100	37,400					1,100	37,400
Clear Channel Outdoor Holdings, Inc. Class A*§			1,300	15,054					1,300	15,054
Comcast Corp. Class A	2,600	51,324	23,900	471,786	900	17,766			27,400	540,876
CTC Media, Inc.			3,100	52,359					3,100	52,359
DIRECTV Class A*	2,500	90,575	12,900	467,367	3,700	134,051			19,100	691,993
Discovery Communications, Inc. Class A*§	200	7,740							200	7,740
DISH Network Corp. Class A			63,200	1,399,880			16,200	358,830	79,400	1,758,710
DreamWorks Animation SKG, Inc. Class A*			700	27,783			2,000	79,380	2,700	107,163
Gannett Co., Inc.	26,700	454,434	145,000	2,467,900			23,900	406,778	195,600	3,329,112
Harte-Hanks, Inc.§							6,329	91,138	6,329	91,138
Interpublic Group of Cos., Inc.*	400	3,564	4,100	36,531					4,500	40,095
John Wiley & Sons, Inc. Class A§			344	14,541			2,079	87,879	2,423	102,420
Lamar Advertising Co. Class A*			400	14,888	400	14,888	6,800	253,096	7,600	282,872
Liberty Global, Inc. Class A*§			2,100	57,561			300	8,223	2,400	65,784
Liberty Media Corp. - Capital Series A*§			16,800	743,736			7,300	323,171	24,100	1,066,907
Liberty Media Corp. - Starz Series A*			1,280	70,899	50	2,769			1,330	73,668
Madison Square Garden, Inc.*			475	9,856					475	9,856
News Corp. Class A	2,200	33,924	17,900	276,018					20,100	309,942
Omnicom Group, Inc.	300	12,798			900	38,394			1,200	51,192
Scholastic Corp.§							900	24,309	900	24,309
Scripps Networks Interactive, Inc. Class A			300	13,602	200	9,068			500	22,670
The McGraw-Hill Cos., Inc.	300	10,116	5,900	198,948	13,973	471,170			20,173	680,234
The New York Times Co. Class A*§			700	6,944					700	6,944
The Walt Disney Co.	1,700	62,628	13,949	513,881			1,043	38,424	16,692	614,933
The Washington Post Co. Class B			100	50,716					100	50,716
Time Warner Cable, Inc.	300	16,875	2,800	157,500					3,100	174,375
Time Warner, Inc.	1,000	33,080	16,200	535,896					17,200	568,976
Valassis Communications, Inc.*							600	19,614	600	19,614
Viacom, Inc. Class B*	500	17,665	3,900	137,787					4,400	155,452
Virgin Media, Inc.§			8,800	154,792					8,800	154,792
Warner Music Group Corp.*			100	685					100	685
										11,236,675
Metals & Mining 2.55%
AK Steel Holding Corp.§			900	15,075					900	15,075
Alcoa, Inc.§	900	12,096	3,900	52,416	1,200	16,128			6,000	80,640
Allegheny Technologies, Inc.§			800	42,776					800	42,776
Carpenter Technology Corp.			400	15,708			1,100	43,197	1,500	58,905
Cliffs Natural Resources, Inc.	100	6,253	900	56,277					1,000	62,530
Commercial Metals Co.			800	11,904			3,000	44,640	3,800	56,544
Compass Minerals International, Inc.§					100	7,531	300	22,593	400	30,124
Freeport-McMoRan Copper & Gold, Inc.	13,900	1,049,867	69,200	5,226,676	23,000	1,737,190			106,100	8,013,733
Hecla Mining Co.*§							15,000	89,550	15,000	89,550
Newmont Mining Corp.	400	22,432			1,300	72,904			1,700	95,336
Nucor Corp.§	300	13,596	2,400	108,768					2,700	122,364
Reliance Steel & Aluminum Co.			700	34,167			1,900	92,739	2,600	126,906
Royal Gold, Inc.			300	15,354					300	15,354
Southern Copper Corp.			300	9,174	400	12,232			700	21,406
Steel Dynamics, Inc.			1,700	26,707			5,800	91,118	7,500	117,825
Titanium Metals Corp.*			200	3,084					200	3,084
United States Steel Corp.	100	5,466	1,100	60,126					1,200	65,592
Walter Energy, Inc.					200	16,162			200	16,162
Worthington Industries, Inc.§							13,724	219,172	13,724	219,172
										9,253,078

Multiline Retail 2.36%
99 Cents Only Stores*§			300	4,656			2,300	35,696	2,600	40,352
Big Lots, Inc.*§			800	30,560	300	11,460	1,800	68,760	2,900	110,780
Dollar Tree, Inc.*			800	48,576	2,900	176,088	4,900	297,528	8,600	522,192
Family Dollar Stores, Inc.§	100	3,956	400	15,824	2,500	98,900	1,700	67,252	4,700	185,932
J.C. Penney Co., Inc.	200	5,834	1,700	49,589	600	17,502	300	8,751	2,800	81,676
Kohl’s Corp.*	700	38,493	3,500	192,465	7,500	412,425			11,700	643,383
Macy’s, Inc.	40,300	934,960	112,400	2,607,680	4,100	95,120	54,300	1,259,760	211,100	4,897,520
Nordstrom, Inc.	9,000	371,970	13,100	541,423	10,200	421,566	9,800	405,034	42,100	1,739,993
Saks, Inc.*							4,200	40,950	4,200	40,950
Sears Holdings Corp.*§			500	60,475					500	60,475
Target Corp.	700	39,809	438	24,909	2,644	150,364			3,782	215,082
										8,538,335
Multi-Utilities 0.51%
Alliant Energy Corp.§			800	27,360			3,100	106,020	3,900	133,380
Ameren Corp.	200	5,192	1,900	49,324					2,100	54,516
Black Hills Corp.§							1,200	39,468	1,200	39,468
CenterPoint Energy, Inc.	300	4,308	100	1,436	800	11,488			1,200	17,232
CMS Energy Corp.§	100	1,626	2,200	35,772					2,300	37,398
Consolidated Edison, Inc.§	200	9,040	2,200	99,440					2,400	108,480
Dominion Resources, Inc.	600	25,080	4,400	183,920					5,000	209,000
DTE Energy Co.	100	4,817	1,400	67,438					1,500	72,255
Integrys Energy Group, Inc.§			400	19,844					400	19,844
MDU Resources Group, Inc.			1,300	27,560			5,000	106,000	6,300	133,560
NiSource, Inc.	200	3,260	2,400	39,120					2,600	42,380
NSTAR§			1,038	37,991	305	11,163	3,115	114,009	4,458	163,163
OGE Energy Corp.			600	24,828			2,600	107,588	3,200	132,416
PG&E Corp.	400	17,520	2,900	127,020	200	8,760			3,500	153,300
Public Service Enterprise Group, Inc.	500	16,065	4,084	131,219	349	11,213			4,933	158,497
SCANA Corp.			800	31,576					800	31,576
Sempra Energy	197	9,689	1,924	94,622					2,121	104,311
TECO Energy, Inc.			1,600	27,088					1,600	27,088
Vectren Corp.§			500	12,505			2,191	54,797	2,691	67,302
Wisconsin Energy Corp.	100	5,251	800	42,008					900	47,259
Xcel Energy, Inc.	400	8,700	3,500	76,125					3,900	84,825
										1,837,250
Office Electronics 0.04%
Xerox Corp.	1,100	11,990	8,361	91,135	400	4,360	567	6,180	10,428	113,665
Zebra Technologies Corp. Class A*§							1,600	46,480	1,600	46,480
										160,145
Oil, Gas & Consumable Fuels 7.79%
Alpha Natural Resources, Inc.*					500	23,540	8,600	404,888	9,100	428,428
Anadarko Petroleum Corp.	400	24,864	3,800	236,208					4,200	261,072
Apache Corp.	300	30,528	2,600	264,576	100	10,176			3,000	305,280
Arch Coal, Inc.§			1,200	32,400			4,400	118,800	5,600	151,200
Atlas Energy, Inc.*							3,500	126,280	3,500	126,280
ATP Oil & Gas Corp.*§							6,600	120,516	6,600	120,516
Bill Barrett Corp.*							1,021	34,796	1,021	34,796
Brigham Exploration Co.*§							29,300	571,643	29,300	571,643
Cabot Oil & Gas Corp.			800	28,904					800	28,904
Chesapeake Energy Corp.	600	14,280	4,600	109,480					5,200	123,760
Chevron Corp.	1,700	138,448	27,300	2,223,312	200	16,288			29,200	2,378,048
Cimarex Energy Co.			700	47,656			2,300	156,584	3,000	204,240
CNX Gas Corp.*§			2,700	103,329			5,000	191,350	7,700	294,679
Cobalt International Energy, Inc.*			1,300	14,963					1,300	14,963
Comstock Resources, Inc.*§			400	12,824			1,400	44,884	1,800	57,708
Concho Resources, Inc.*§			600	34,092					600	34,092
ConocoPhillips	1,300	76,947	11,100	657,009	200	11,838			12,600	745,794
Consol Energy, Inc.	200	8,936	3,600	160,848	600	26,808	300	13,404	4,700	209,996
Continental Resources, Inc.*§			27,400	1,346,984	400	19,664			27,800	1,366,648
Denbury Resources, Inc.*§	300	5,745	2,745	52,567			3	55	3,048	58,367
Devon Energy Corp.	400	26,932	3,300	222,189					3,700	249,121
El Paso Corp.	600	7,260	3,800	45,980	200	2,420			4,600	55,660
Enterprise Products Partners LP	30,400	1,077,984	14,400	510,624	4,200	148,932			49,000	1,737,540
EOG Resources, Inc.	200	22,424	2,100	235,452					2,300	257,876
EXCO Resources, Inc.			18,800	348,740	100	1,855			18,900	350,595
Exxon Mobil Corp.	11,600	787,060	77,500	5,258,375	3,600	244,260			92,700	6,289,695
Forest Oil Corp.*			500	14,650			2,900	84,970	3,400	99,620
Frontier Oil Corp.							2,800	42,560	2,800	42,560
Frontline, Ltd.§			1,600	58,400					1,600	58,400

Hess Corp.	300	19,065	2,200	139,810					2,500	158,875
Marathon Oil Corp.	600	19,290	5,400	173,610					6,000	192,900
Mariner Energy, Inc.*					200	4,776	2,800	66,864	3,000	71,640
Massey Energy Co.					100	3,663	13,500	494,505	13,600	498,168
Murphy Oil Corp.	200	12,030	1,400	84,210					1,600	96,240
Newfield Exploration Co.*			1,300	75,647	200	11,638	3,500	203,665	5,000	290,950
Noble Energy, Inc.	100	7,640	1,300	99,320					1,400	106,960
Occidental Petroleum Corp.	15,500	1,374,230	76,700	6,800,222	1,100	97,526			93,300	8,271,978
Overseas Shipholding Group, Inc.§			300	15,018			600	30,036	900	45,054
Patriot Coal Corp.*§							2,000	39,380	2,000	39,380
Peabody Energy Corp.	200	9,344			600	28,032			800	37,376
Petrohawk Energy Corp.*					700	15,113			700	15,113
Pioneer Natural Resources Co.§	100	6,413	800	51,304					900	57,717
Plains Exploration & Production Co.*			500	14,655			3,600	105,516	4,100	120,171
Quicksilver Resources, Inc.*§					100	1,387	3,000	41,610	3,100	42,997
Range Resources Corp.§	100	4,776	1,200	57,312					1,300	62,088
SandRidge Energy, Inc.*§			1,100	8,261					1,100	8,261
Southern Union Co.			800	20,904			3,400	88,842	4,200	109,746
Southwestern Energy Co.*	300	11,904			800	31,744			1,100	43,648
Spectra Energy Corp.	600	14,004	4,700	109,698					5,300	123,702
St. Mary Land & Exploration Co.§			300	12,072					300	12,072
Sunoco, Inc.	100	3,278	900	29,502					1,000	32,780
Swift Energy Co.*§							1,800	65,124	1,800	65,124
Teekay Corp.			800	20,040					800	20,040
Tesoro Corp.§	100	1,315	30,300	398,445	12,600	165,690			43,000	565,450
The Williams Cos., Inc.	500	11,805	4,600	108,606					5,100	120,411
VAALCO Energy, Inc.							19	107	19	107
Valero Energy Corp.	500	10,395	4,200	87,318					4,700	97,713
Whiting Petroleum Corp.*			400	36,132					400	36,132
XTO Energy, Inc.	500	23,760	4,600	218,592					5,100	242,352
										28,242,626
Paper & Forest Products 1.08%
Domtar Corp.*			100	7,084					100	7,084
International Paper Co.	9,700	259,378	107,500	2,874,550	22,700	606,998			139,900	3,740,926
Louisiana-Pacific Corp.*§							3,500	41,160	3,500	41,160
MeadWestvaco Corp.§	100	2,717	1,400	38,038					1,500	40,755
Schweitzer-Mauduit International, Inc.§			95	5,407					95	5,407
Weyerhaeuser Co.	100	4,952	1,700	84,184					1,800	89,136
										3,924,468
Personal Products 2.45%
Alberto-Culver Co.							2,400	69,120	2,400	69,120
Avon Products, Inc.	400	12,932			1,100	35,563			1,500	48,495
Herbalife, Ltd.					600	28,950			600	28,950
NBTY, Inc.*			10,000	406,800	2,300	93,564	4,200	170,856	16,500	671,220
The Estee Lauder Cos., Inc. Class A	16,300	1,074,496	45,500	2,999,360	22,800	1,502,976	37,600	2,478,592	122,200	8,055,424
										8,873,209
Pharmaceuticals 4.67%
Abbott Laboratories	1,400	71,624			4,100	209,756			5,500	281,380
Allergan, Inc.	15,900	1,012,671			10,300	656,007			26,200	1,668,678
Bristol-Myers Squibb Co.	9,636	243,695	15,600	394,524	12,300	311,067			37,536	949,286
Eli Lilly & Co.	900	31,473	4,100	143,377	1,300	45,461			6,300	220,311
Endo Pharmaceuticals Holdings, Inc.*			100,600	2,203,140	12,800	280,320	28,203	617,646	141,603	3,101,106
Forest Laboratories, Inc.*	300	8,178	43,000	1,172,180	4,700	128,122			48,000	1,308,480
Johnson & Johnson	2,400	154,320	4,700	302,210	7,800	501,540			14,900	958,070
King Pharmaceuticals, Inc.*	200	1,960	71,200	697,760					71,400	699,720
Medicis Pharmaceutical Corp. Class A§			47,068	1,194,586	7,421	188,345	111,183	2,821,824	165,671	4,204,755
Merck & Co., Inc.	2,986	104,629	25,661	899,161	5,130	179,755			33,777	1,183,545
Mylan, Inc.*§	200	4,406	15,300	337,059	900	19,827	5,300	116,759	21,700	478,051
Perrigo Co.§							2,200	134,266	2,200	134,266
Pfizer, Inc.	7,160	119,715	77,897	1,302,438					85,057	1,422,153
Teva Pharmaceutical Industries, Ltd. ADR			3,022	177,482					3,022	177,482
Valeant Pharmaceuticals International*§					400	18,000	1,884	84,780	2,284	102,780
Watson Pharmaceuticals, Inc.*			800	34,256					800	34,256
										16,924,319
Professional Services 0.13%
Equifax, Inc.	100	3,360			100	3,360			200	6,720
FTI Consulting, Inc.*§					500	20,565	2,258	92,872	2,758	113,437
Korn/Ferry International*§							1,430	23,180	1,430	23,180
Manpower, Inc.			600	33,660			2,000	112,200	2,600	145,860
Navigant Consulting, Inc.*							1,500	19,320	1,500	19,320

Robert Half International, Inc.§	100	2,738			200	5,476			300	8,214
The Corporate Executive Board Co.							900	24,714	900	24,714
Towers Watson & Co.							1,700	81,600	1,700	81,600
Verisk Analytics, Inc. Class A*			800	22,416	800	22,416			1,600	44,832
										467,877
Real Estate Investment Trusts 2.82%
Alexandria Real Estate Equities, Inc.§			300	21,243			1,400	99,134	1,700	120,377
AMB Property Corp.			1,100	30,646			4,000	111,440	5,100	142,086
American Campus Communities, Inc.§							1,000	28,170	1,000	28,170
Annaly Capital Management, Inc.			147,200	2,495,040			7,700	130,515	154,900	2,625,555
Apartment Investment & Management Co. Class A§	100	2,241	904	20,259			16	359	1,020	22,859
AvalonBay Communities, Inc.§			531	55,245					531	55,245
Boston Properties, Inc.	100	7,886	1,100	86,746					1,200	94,632
Brandywine Realty Trust			900	11,466					900	11,466
BRE Properties, Inc.			300	12,528			1,500	62,640	1,800	75,168
Camden Property Trust§			400	19,372			1,700	82,331	2,100	101,703
CBL & Associates Properties, Inc.							29,100	424,860	29,100	424,860
Chimera Investment Corp.			20,000	81,400					20,000	81,400
Corporate Office Properties Trust§			300	12,135			1,500	60,675	1,800	72,810
Cousins Properties, Inc.§			1	8			2,675	21,560	2,676	21,568
Developers Diversified Realty Corp.							34,700	426,463	34,700	426,463
Douglas Emmett, Inc.			900	15,066					900	15,066
Duke Realty Corp.§			1,700	23,001			5,800	78,474	7,500	101,475
DuPont Fabros Technology, Inc.							2,000	44,340	2,000	44,340
EastGroup Properties, Inc.§			200	8,176					200	8,176
Equity Lifestyle Properties, Inc.							13,700	760,487	13,700	760,487
Equity One, Inc.							1,900	36,879	1,900	36,879
Equity Residential	300	13,581	2,200	99,594					2,500	113,175
Essex Property Trust, Inc.§			300	31,746			700	74,074	1,000	105,820
Federal Realty Investment Trust§			300	23,217			1,700	131,563	2,000	154,780
HCP, Inc.	300	9,636	1,600	51,392					1,900	61,028
Health Care REIT, Inc.	100	4,493	600	26,958			400	17,972	1,100	49,423
Healthcare Realty Trust, Inc.							3,400	82,076	3,400	82,076
Highwoods Properties, Inc.§							1,900	60,743	1,900	60,743
Home Properties, Inc.							400	19,876	400	19,876
Hospitality Properties Trust§			1,200	31,788			3,500	92,715	4,700	124,503
Host Hotels & Resorts, Inc.§	500	8,130	4,714	76,650					5,214	84,780
HRPT Properties Trust			1,600	12,544					1,600	12,544
Kimco Realty Corp.	300	4,677	3,000	46,770					3,300	51,447
Liberty Property Trust			800	27,048			3,100	104,811	3,900	131,859
Mack-Cali Realty Corp.			500	17,180			2,100	72,156	2,600	89,336
Mid-America Apartment Communities, Inc.							900	49,743	900	49,743
Nationwide Health Properties, Inc.			400	14,008			8,000	280,160	8,400	294,168
OMEGA Healthcare Investors, Inc.							2,600	52,052	2,600	52,052
Plum Creek Timber Co., Inc.§	100	3,980	800	31,840					900	35,820
Potlatch Corp.§							26,046	975,683	26,046	975,683
ProLogis§	400	5,268	3,500	46,095					3,900	51,363
Public Storage	200	19,382	279	27,038					479	46,420
Rayonier, Inc.§			3,438	168,393			18,127	887,860	21,565	1,056,253
Realty Income Corp.§			700	22,953			2,800	91,812	3,500	114,765
Regency Centers Corp.§			600	24,630			2,100	86,205	2,700	110,835
Senior Housing Properties Trust			1,200	26,976			3,100	69,688	4,300	96,664
Simon Property Group, Inc.	624	55,548	1,433	127,566					2,057	183,114
SL Green Realty Corp.§			600	37,302			2,000	124,340	2,600	161,642
Taubman Centers, Inc.			300	13,011					300	13,011
The Macerich Co.§			654	29,240			2,669	119,331	3,323	148,571
UDR, Inc.§			1,130	22,950			4,112	83,515	5,242	106,465
Ventas, Inc.	100	4,723	1,300	61,399					1,400	66,122
Vornado Realty Trust	313	26,095	1,619	134,976					1,932	161,071
Walter Investment Management Corp.§			36	653	36	653			72	1,306
Weingarten Realty Investors§			700	16,184			2,800	64,736	3,500	80,920
										10,218,163
Real Estate Management & Development 0.04%
Altisource Portfolio Solutions SA*§			33	797					33	797
CB Richard Ellis Group, Inc. Class A*	200	3,464			400	6,928			600	10,392
Forest City Enterprises, Inc. Class A*§			500	7,725					500	7,725
Jones Lang LaSalle, Inc.			300	23,664			1,200	94,656	1,500	118,320
The St. Joe Co.*§					100	3,304			100	3,304
										140,538

Road & Rail 0.27%
Con-way, Inc.							1,300	50,492	1,300	50,492
CSX Corp.	300	16,815	3,000	168,150					3,300	184,965
Hertz Global Holdings, Inc.*§			1,500	21,690					1,500	21,690
J.B. Hunt Transport Services, Inc.					100	3,686	2,400	88,464	2,500	92,150
Kansas City Southern*			300	12,165			2,600	105,430	2,900	117,595
Landstar System, Inc.			286	12,647			1,670	73,847	1,956	86,494
Norfolk Southern Corp.	300	17,799	2,500	148,325					2,800	166,124
Ryder System, Inc.			323	15,026					323	15,026
Union Pacific Corp.	400	30,264	1,900	143,754	700	52,962			3,000	226,980
Werner Enterprises, Inc.§							1,400	31,388	1,400	31,388
										992,904
Semiconductors & Semiconductor Equipment 2.80%
Advanced Micro Devices, Inc.*	500	4,530	2,200	19,932	1,000	9,060			3,700	33,522
Altera Corp.§	200	5,072	13,700	347,432	1,700	43,112			15,600	395,616
Analog Devices, Inc.	200	5,986			800	23,944			1,000	29,930
Applied Materials, Inc.	1,200	16,536	10,100	139,178					11,300	155,714
Atheros Communications*							17,000	660,280	17,000	660,280
Atmel Corp.*			9,600	52,224			41,600	226,304	51,200	278,528
Broadcom Corp. Class A	32,200	1,110,578	11,100	382,839	5,200	179,348			48,500	1,672,765
Cree, Inc.*§					200	14,642	2,600	190,346	2,800	204,988
Fairchild Semiconductor International, Inc.*			700	7,854			3,600	40,392	4,300	48,246
Integrated Device Technology, Inc.*			1,400	9,254			21,500	142,115	22,900	151,369
Intel Corp.	4,900	111,867	88,600	2,022,738	13,300	303,639			106,800	2,438,244
International Rectifier Corp.*§			100	2,302			1,989	45,787	2,089	48,089
Intersil Corp. Class A			300	4,464			3,400	50,592	3,700	55,056
KLA-Tencor Corp.	100	3,406	1,400	47,684					1,500	51,090
Lam Research Corp.*					200	8,110	3,400	137,870	3,600	145,980
Linear Technology Corp.§	100	3,006	400	12,024	900	27,054	1,500	45,090	2,900	87,174
LSI Corp.*	700	4,214	5,100	30,702					5,800	34,916
Marvell Technology Group, Ltd.*			1,600	33,040	4,700	97,055			6,300	130,095
Maxim Integrated Products, Inc.§			800	15,536	800	15,536	400	7,768	2,000	38,840
MEMC Electronic Materials, Inc.*§	200	2,594			400	5,188			600	7,782
Microchip Technology, Inc.§	100	2,921			400	11,684			500	14,605
Micron Technology, Inc.*§	700	6,545	5,900	55,165	200	1,870			6,800	63,580
National Semiconductor Corp.	200	2,956	8,100	119,718	300	4,434			8,600	127,108
Novellus Systems, Inc.*§			9,100	238,420					9,100	238,420
NVIDIA Corp.*	500	7,860			1,600	25,152			2,100	33,012
ON Semiconductor Corp.*					800	6,352			800	6,352
PMC-Sierra, Inc.*			1,500	13,275					1,500	13,275
Rambus, Inc.*					100	2,413			100	2,413
RF Micro Devices, Inc.*§							27,000	151,740	27,000	151,740
Semtech Corp.*§							2,101	38,133	2,101	38,133
Silicon Laboratories, Inc.*§					200	9,670	1,400	67,690	1,600	77,360
Teradyne, Inc.*§	100	1,223			100	1,223			200	2,446
Texas Instruments, Inc.	1,100	28,611	600	15,606	4,200	109,242			5,900	153,459
Veeco Instruments, Inc.*§							23,600	1,038,164	23,600	1,038,164
Xilinx, Inc.§	300	7,734	30,600	788,868	6,200	159,836	22,200	572,316	59,300	1,528,754
										10,157,045
Software 2.14%
ACI Worldwide, Inc.*§							800	15,032	800	15,032
Activision Blizzard, Inc.			53,100	588,348	37,500	415,500			90,600	1,003,848
Adobe Systems, Inc.*	400	13,436			1,400	47,026			1,800	60,462
Advent Software, Inc.*							2,300	103,914	2,300	103,914
AsiaInfo Holdings, Inc.*§							900	25,569	900	25,569
Autodesk, Inc.*	200	6,802	700	23,807	500	17,005			1,400	47,614
BMC Software, Inc.*	100	3,936			800	31,488			900	35,424
CA, Inc.	400	9,124	800	18,248	700	15,967			1,900	43,339
Cadence Design Systems, Inc.*					500	3,730	7,100	52,966	7,600	56,696
Citrix Systems, Inc.*	100	4,700			400	18,800			500	23,500
Compuware Corp.*			2,400	20,640					2,400	20,640
Electronic Arts, Inc.*	200	3,874			1,000	19,370			1,200	23,244
FactSet Research Systems, Inc.							1,400	105,308	1,400	105,308
Fair Isaac Corp.							6,300	132,678	6,300	132,678
Informatica Corp.*§							2,400	60,024	2,400	60,024
Intuit, Inc.*	300	10,848			800	28,928			1,100	39,776
Jack Henry & Associates, Inc.							3,700	94,424	3,700	94,424
McAfee, Inc.*	100	3,475			300	10,425	1,100	38,225	1,500	52,125
Mentor Graphics Corp.*							2,800	25,172	2,800	25,172
MICROS Systems, Inc.*							2,200	81,752	2,200	81,752
Microsoft Corp.	31,800	971,172	700	21,378	74,900	2,287,446			107,400	3,279,996

Novell, Inc.*			3,500	19,635	1,100	6,171			4,600	25,806
Nuance Communications, Inc.*§					200	3,654			200	3,654
Oracle Corp.	3,400	87,856			10,000	258,400			13,400	346,256
Parametric Technology Corp.*							3,300	61,347	3,300	61,347
Quest Software, Inc.*							1,600	28,048	1,600	28,048
Red Hat, Inc.*	100	2,987	400	11,948	15,700	468,959	31,100	928,957	47,300	1,412,851
Rovi Corp.*							3,000	116,940	3,000	116,940
Salesforce.com, Inc.*	100	8,560			400	34,240			500	42,800
Solera Holdings, Inc.							2,000	77,740	2,000	77,740
Sybase, Inc.*§					300	13,014	2,500	108,450	2,800	121,464
Symantec Corp.*	800	13,416	800	13,416	2,200	36,894			3,800	63,726
Synopsys, Inc.*			100	2,271			3,900	88,569	4,000	90,840
VMware, Inc. Class A*§					300	18,492			300	18,492
										7,740,501
Specialty Retail 2.67%
Aaron’s, Inc.§			350	7,900	450	10,157	3,250	73,352	4,050	91,409
Abercrombie & Fitch Co. Class A			300	13,119					300	13,119
Advance Auto Parts, Inc.			13,138	592,524	7,700	347,270	12,200	550,220	33,038	1,490,014
Aeropostale, Inc.*§			24,775	719,451	4,000	116,160	49,700	1,443,288	78,475	2,278,899
American Eagle Outfitters, Inc.					200	3,362	5,700	95,817	5,900	99,179
AnnTaylor Stores Corp.*§							1,600	34,720	1,600	34,720
AutoNation, Inc.*§			700	14,140					700	14,140
Barnes & Noble, Inc.§			500	11,020			1,000	22,040	1,500	33,060
Bed Bath & Beyond, Inc.*	200	9,192			700	32,172			900	41,364
Best Buy Co., Inc.	3,400	155,040	800	36,480	1,500	68,400			5,700	259,920
CarMax, Inc.*§			500	12,285	200	4,914	5,900	144,963	6,600	162,162
Chico’s FAS, Inc.§					300	4,467	5,200	77,428	5,500	81,895
Coldwater Creek, Inc.*§							2,200	15,576	2,200	15,576
Collective Brands, Inc.*			800	18,760			10,000	234,500	10,800	253,260
Dick’s Sporting Goods, Inc.*§					400	11,644	3,100	90,241	3,500	101,885
Foot Locker, Inc.			300	4,605			4,500	69,075	4,800	73,680
GameStop Corp. Class A*§	100	2,431	500	12,155	600	14,586	5,300	128,843	6,500	158,015
Guess?, Inc.					300	13,761	1,600	73,392	1,900	87,153
Home Depot, Inc.	1,500	52,875	11,900	419,475	500	17,625			13,900	489,975
J. Crew Group, Inc.*§							1,700	78,999	1,700	78,999
Lowe’s Cos., Inc.	1,300	35,256	7,500	203,400	1,100	29,832			9,900	268,488
Ltd Brands, Inc.§	200	5,360	600	16,080	300	8,040			1,100	29,480
Monro Muffler, Inc.§							500	17,930	500	17,930
Office Depot, Inc.*	200	1,372	1,800	12,348					2,000	13,720
OfficeMax, Inc.*§							25,300	480,700	25,300	480,700
O’Reilly Automotive, Inc.*§	100	4,889			300	14,667			400	19,556
Penske Auto Group, Inc.*§			3,500	52,430					3,500	52,430
PetSmart, Inc.					500	16,535	3,400	112,438	3,900	128,973
RadioShack Corp.	100	2,155	4,600	99,130			12,300	265,065	17,000	366,350
Rent-A-Center, Inc.*							13,700	353,734	13,700	353,734
Ross Stores, Inc.§	2,500	140,000	3,400	190,400	9,100	509,600	5,506	308,336	20,506	1,148,336
Staples, Inc.	600	14,118			1,800	42,354			2,400	56,472
The Dress Barn, Inc.*							1,300	35,984	1,300	35,984
The Gap, Inc.	400	9,892	4,100	101,393	1,600	39,568			6,100	150,853
The Gymboree Corp.*§			300	14,739	200	9,826	500	24,565	1,000	49,130
The Sherwin-Williams Co.					300	23,421			300	23,421
Tiffany & Co.	100	4,848			200	9,696			300	14,544
TJX Cos., Inc.	400	18,536	300	13,902	1,400	64,876			2,100	97,314
Urban Outfitters, Inc.*	100	3,751			100	3,751	400	15,004	600	22,506
Williams-Sonoma, Inc.§			14,000	403,200			3,000	86,400	17,000	489,600
										9,677,945
Textiles, Apparel & Luxury Goods 1.10%
Coach, Inc.	300	12,525			800	33,400			1,100	45,925
Fossil, Inc.*							1,300	50,570	1,300	50,570
Hanesbrands, Inc.*					100	2,847	2,500	71,175	2,600	74,022
Jones Apparel Group, Inc.							25,600	557,056	25,600	557,056
Lululemon Athletica, Inc.*§							3,300	124,146	3,300	124,146
NIKE, Inc. Class B	400	30,364	427	32,414	1,252	95,039			2,079	157,817
Phillips-Van Heusen Corp.			300	18,903	300	18,903	1,400	88,214	2,000	126,020
Polo Ralph Lauren Corp.			200	17,980	300	26,970			500	44,950
Skechers U.S.A., Inc. Class A*			17,300	663,455	2,600	99,710	11,600	444,860	31,500	1,208,025
Steven Madden, Ltd.*							300	17,388	300	17,388
The Timberland Co. Class A*							6,000	129,000	6,000	129,000
The Warnaco Group, Inc.*	100	4,784	1,900	90,896	800	38,272	25,700	1,229,488	28,500	1,363,440
Under Armour, Inc. Class A*§							1,283	43,301	1,283	43,301
VF Corp.			400	34,568					400	34,568
										3,976,228

Thrifts & Mortgage Finance 0.16%
Astoria Financial Corp.§								2,201	35,524	2,201	35,524
First Niagara Financial Group, Inc.				1,200	16,680			4,927	68,485	6,127	85,165
Hudson City Bancorp, Inc.		400	5,320	1,500	19,950	400	5,320			2,300	30,590
New York Community Bancorp, Inc.§				2,900	47,763			11,000	181,170	13,900	228,933
NewAlliance Bancshares, Inc.§								4,799	62,531	4,799	62,531
People’s United Financial, Inc.		300	4,659	2,600	40,378					2,900	45,037
TFS Financial Corp.§				200	2,828					200	2,828
Washington Federal, Inc.				600	12,342			2,927	60,209	3,527	72,551
											563,159
Tobacco 0.55%
Altria Group, Inc.		1,800	38,142			5,300	112,307			7,100	150,449
Lorillard, Inc.		200	15,674	200	15,674	500	39,185			900	70,533
Philip Morris International, Inc.		27,800	1,364,424	200	9,816	5,300	260,124			33,300	1,634,364
Reynolds American, Inc.		200	10,684	1,300	69,446					1,500	80,130
Universal Corp.§								900	46,602	900	46,602
											1,982,078
Trading Companies & Distributors 0.11%
Fastenal Co.§		100	5,469			300	16,407			400	21,876
GATX Corp.§								1,200	39,168	1,200	39,168
MSC Industrial Direct Co., Inc. Class A				1,576	85,876	1,776	96,774	1,300	70,837	4,652	253,487
United Rentals, Inc.*§								1,500	21,540	1,500	21,540
WESCO International, Inc.*§				400	16,248					400	16,248
WW Grainger, Inc.						100	11,054	200	22,108	300	33,162
											385,481
Water Utilities 0.02%
American Water Works Co., Inc.				200	4,356					200	4,356
Aqua America, Inc.§				900	16,497			3,700	67,821	4,600	84,318
											88,674
Wireless Telecommunication Services 1.21%
American Tower Corp. Class A*		300	12,243			1,200	48,972			1,500	61,215
Crown Castle International Corp.*				1,500	56,775	100	3,785			1,600	60,560
MetroPCS Communications, Inc.*§		200	1,526			500	3,815			700	5,341
NII Holdings, Inc.*		4,600	195,132	45,300	1,921,626	4,900	207,858	400	16,968	55,200	2,341,584
SBA Communications Corp. Class A*§						200	7,074			200	7,074
Sprint Nextel Corp.*§		11,600	49,300	83,000	352,750					94,600	402,050
Syniverse Holdings, Inc.*§				500	10,040			3,000	60,240	3,500	70,280
Telephone & Data Systems, Inc.				2,300	79,718			37,100	1,285,886	39,400	1,365,604
United States Cellular Corp.*				1,600	67,328					1,600	67,328
											4,381,036

TOTAL COMMON STOCKS AT VALUE (Cost $327,635,081)			35,646,415		167,147,825		56,492,759		98,974,156		358,261,155

SHORT-TERM INVESTMENTS 15.00%
State Street Navigator Prime Portfolio§§		1,314,111	1,314,111	16,791,510	16,791,510	5,060,220	5,060,220	25,694,643	25,694,643		48,860,484

		Par (000)		Par (000)		Par (000)		Par (000)
State Street Bank and Trust Co. Euro Time Deposit, 0.010%, 05/03/10		793	793,000	2,264	2,264,000	741	741,000	1,717	1,717,000		5,515,000
TOTAL SHORT-TERM INVESTMENTS AT VALUE (Cost $54,375,484)			2,107,111		19,055,510		5,801,220		27,411,643		54,375,484

TOTAL INVESTMENTS AT VALUE (Cost $382,010,565)	113.83%		37,753,526		186,203,335		62,293,979		126,385,799		412,636,639

Liabilities in Excess of Other Assets	-13.83%		(1,677,865)		(17,184,151)		(5,109,702)		(26,159,893)		(50,131,611)

NET ASSETS	100.00%		36,075,661		169,019,184		57,184,277		100,225,906		362,505,028

*      Non-income producing security.

§      Security or portion thereof is out on loan.

§§   Represents security purchased with cash collateral received for securities on loan.

It is anticipated that certain securities held by the Large Cap Value Fund that are not also held by the Large Cap Blend Fund will be sold following the closing of the applicable Reorganization. The anticipated sales of the securities of the Large Cap Value Fund are primarily due to the rebalancing of such Fund’s holdings to conform them to those appropriate for a large-cap blend fund.

Pro Forma

Combined Credit Suisse Large Cap Blend Fund

Statement of Assets and Liabilities

As of April 30, 2010

(Unaudited)

	Credit Suisse Large Cap Blend Fund	Credit Suisse Large Cap Value Fund	Credit Suisse Large Cap Growth Fund	Credit Suisse Mid Cap Core Fund	Pro Forma Adjustments	Pro Forma Combined
Assets
Investments at value,including securities on loan of $48,860,484 (Cost $382,010,565)	$37,753,526	$186,203,335	$62,293,979	$126,385,799	$	$412,636,639
Cash	939	5,589	143	—		6,671
Receivable for investments sold	5,931,052	5,702,761	2,068,767	3,126,302		16,828,882
Receivable for fund shares sold	—	18,214	6,029	23,136		47,379
Dividend receivable	24,335	101,354	21,507	26,968		174,165
Prepaid expenses and other assets	35,650	40,723	45,500	48,346		170,219
Total Assets	43,745,502	192,071,976	64,435,925	129,610,552	—	429,863,955
Liabilities
Advisory fee payable	15,126	80,235	12,536	61,852		169,749
Administrative services fee payable	7,887	30,872	10,975	19,759		69,493
Shareholder servicing/Distribution fee payable	7,990	40,880	2,242	9,118		60,230
Payable for investments purchased	6,247,441	5,918,156	1,811,120	2,900,539		16,877,256
Payable upon return of securities loaned	1,314,111	16,791,510	5,060,220	25,694,643		48,860,484
Payable for fund shares redeemed	10,910	39,649	288,149	93,138		431,846
Due to custodian	—	—	—	492,683		492,683
Directors’/Trustees’ fee payable	4,483	5,571	5,572	5,626		21,252
Other accrued expenses payable	61,893	145,919	60,834	107,288		375,934
Total Liabilities	7,669,841	23,052,792	7,251,648	29,384,646	—	67,358,927
Net Assets
Capital stock, $.001 par value	3,537	13,381	3,306	2,895		23,119
Paid-in capital	39,981,809	192,632,631	287,066,320	137,172,050		656,852,810
Undistributed/(Accumulated) net investment income/(loss)	13,203	176,321	41,542	(170,182)		60,864
Accumulated net realized loss on investments and foreign currency transactions	(6,664,292)	(38,347,918)	(235,672,282)	(44,373,368)		(325,057,860)
Net unrealized appreciation on investments and foreign currency translations	2,741,404	14,544,769	5,745,391	7,594,511		30,626,075
Net Assets	$36,075,661	$169,019,184	$57,184,277	$100,225,906	$—	$362,505,028

Common Shares
Net Assets	$1,320,095	368,809	54,898,221	94,156,366		150,743,491
Shares outstanding	130,060	29,347	3,167,382	2,706,620	8,818,166	14,851,575
Net asset value, offering price and redemption price per share	$10.15	12.57	17.33	34.79		10.15

Advisor Shares
Net Assets	N/A	2,384,093	1,083,982	5,346,103	(8,814,178)	N/A
Shares outstanding	N/A	187,888	66,905	167,257	(422,050)	N/A
Net asset value, offering price and redemption price per share	N/A	12.69	16.20	31.96		N/A

A Shares
Net Assets	$34,091,335	162,876,403	891,374	667,969	8,814,178	207,341,259
Shares outstanding	3,339,135	12,886,991	52,486	19,471	4,009,583	20,307,666
Net asset value and redemption price per share	$10.21	12.64	16.98	34.31		10.21
Maximum offering price per share(net asset value/(1-5.75%))	$10.83	13.41	18.02	36.40		10.83

B Shares
Net Assets	$367,808	2,321,429	134,130	47,310		2,870,677
Shares outstanding	37,723	188,786	8,418	1,440	58,060	294,427
Net asset value and offering price per share	$9.75	12.30	15.93	32.84		9.75

C Shares
Net Assets	$296,423	1,068,450	176,570	8,158		1,549,601
Shares outstanding	30,492	87,624	11,081	248	29,980	159,425
Net asset value and offering price per share	$9.72	12.19	15.94	32.92		9.72

Pro Forma

Combined Credit Suisse Large Cap Blend Fund

Statement of Operations

For the 12 Months Ended April 30, 2010

(Unaudited)

	Credit Suisse Large Cap Blend Fund	Credit Suisse Large Cap Value Fund	Credit Suisse Large Cap Growth Fund	Credit Suisse Mid Cap Core Fund	Pro Forma Adjustments		Pro Forma Combined
Investment Income
Dividends	$678,494	$3,450,370	$780,048	$1,422,297	$		$6,331,209
Interest	66	299	103	207			675
Securities lending	859	18,857	3,725	21,051			44,492
Foreign taxes withheld	(419)	(519)	(436)	—			(1,374)
Total investment income	679,000	3,469,007	783,440	1,443,555	—		6,375,002
Expenses
Investment advisory fees	172,221	789,645	264,437	635,918	(49,696)	(a)	1,812,525
Administrative services fees	69,188	267,848	103,833	155,373	(71,242)	(b)	525,000
Shareholder servicing/Distribution fees
Common Class	3,267	—	—	—	(3,267)	(a)	—
Advisor Class	—	11,163	4,696	25,125	(40,984)	(a)	—
Class A	80,580	379,973	1,848	1,464	20,492	(a)	484,357
Class B	6,381	23,567	1,458	597			32,003
Class C	2,672	9,686	1,609	17			13,984
Custodian fees	50,956	265,533	169,507	237,370	(263,366)	(b)	460,000
Audit and tax fees	25,346	39,274	28,651	32,949	(76,220)	(b)	50,000
Directors’/Trustees’ fees	20,743	20,384	19,799	19,854	(15,780)	(b)	65,000
Other expenses	234,904	370,367	211,840	311,596	(307,500)	(b)	821,207
Total expenses	666,258	2,177,440	807,678	1,420,263	(807,563)		4,264,076
Less: fees waived and expenses reimbursed	(211,692)	(94,680)	(136,970)	(75,840)	519,182		—
Net expenses	454,566	2,082,760	670,708	1,344,423	(288,381)		4,264,076
Net investment income	224,434	1,386,247	112,732	99,132	288,381		2,110,926
Net Realized and Unrealized Gain (Loss) from Investments and Foreign Currency Related Items
Net realized gain from investments	7,422,425	33,853,298	13,637,858	22,939,060			77,852,641
Net realized gain from foreign currency transactions	14	1	2	—			17
Net change in unrealized appreciation (depreciation) from investments	1,928,498	14,943,999	4,585,138	10,484,433			31,942,068
Net change in unrealized appreciation (depreciation) from foreign currency translations	(1)	(2)	(1)	—			(4)
Net realized and unrealized gain from investments and foreign currency related items	9,350,936	48,797,296	18,222,997	33,423,493	—		109,794,722
Net increase in net assets resulting from operations	$9,575,370	$50,183,543	$18,335,729	$33,522,625	$288,381		$111,905,648

(a) Based on contract in effect for the surviving fund.

(b)  Fee adjustments due to elimination of duplicate expenses achieved by combining the funds.

Notes to Pro Forma Combined Financial Statements

April 30, 2010 (Unaudited)

Note 1. Organization

Credit Suisse Large Cap Blend Fund, Inc. (the “Acquiring Fund”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Acquiring Fund is a diversified investment company that seeks long-term appreciation of capital. The Acquiring Fund was incorporated under the laws of the State of Maryland on July 31, 1998.

Note 2. Basis of Combination

The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of Credit Suisse Large Cap Value Fund, Credit Suisse Large Cap Growth Fund and Credit Suisse Mid-Cap Core Fund, (the “Target Funds”), each an open-end management investment company registered under the 1940 Act, by the Acquiring Fund as if such acquisition had taken place as of April 30, 2010.

Under the terms of the Reorganization Agreement, the combination of Target Funds and Acquiring Fund will be accounted for by the method of accounting for tax-free mergers of investment companies.  The acquisition would be accomplished by an acquisition of the net assets of the Target Funds in exchange for shares of the Acquiring Fund at net asset value.  The statement of assets and liabilities and the related statement of operations of the Target Funds and the Acquiring Fund have been combined as of and for the twelve months ended April 30, 2010.  Following the acquisition, the Acquiring Fund will be the accounting survivor.  In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the accounting survivor and the results of operations for pre-combination periods of the accounting survivor will not be restated.

The following notes refer to the accompanying pro forma financial statements as if the above-mentioned acquisition of the Target Funds by the Acquiring Fund had taken place as of April 30, 2010.

Note 3. Portfolio Valuation

The net asset value of the Funds are determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the “Exchange”) on each day the Exchange is open for business. Equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the “Valuation Time”). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that using this method would not represent fair value. Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Funds’ Valuation Time but after the close of the securities’ primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees/Directors under procedures established by the Board of Trustees/Directors. The Funds may utilize a service provided by an independent third party which has been approved by the Board of Trustees/Directors to fair value certain securities. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

In accordance with the authoritative guidance on fair value measurements and disclosures under accounting principles generally accepted in the United States of America (“GAAP”), the Funds disclose the fair value of their investments in a hierarchy that prioritize the inputs to valuation techniques used to measure the fair value.  In accordance with GAAP, fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•Level 1 — quoted prices in active markets for identical investments

•Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2010 in valuing the Funds’ investments carried at value:

Large Cap Blend Fund	Level 1	Level 2	Level 3	Total
Investments in Securities

Common Stocks	$35,646,415	$—	$—	$35,646,415

Short-Term Investments	1,314,111	793,000	—	2,107,111

Other Financial Instruments*	—	—	—	—
	$36,960,526	$793,000	$—	$37,753,526

*Other financial instruments include futures, forwards and swap contracts.

Large Cap Value Fund	Level 1	Level 2	Level 3	Total
Investments in Securities

Common Stocks	$167,147,825	$—	$—	$167,147,825

Short-Term Investments	16,791,510	2,264,000	—	19,055,510

Other Financial Instruments*	—	—	—	—
	$183,939,335	$2,264,000	$—	$186,203,335

*Other financial instruments include futures, forwards and swap contracts.

Large Cap Growth Fund	Level 1	Level 2	Level 3	Total
Investments in Securities

Common Stocks	$56,492,759	$—	$—	$56,492,759

Short-Term Investments	5,060,220	741,000	—	5,801,220

Other Financial Instruments*	—	—	—	—
	$61,552,979	$741,000	$—	$62,293,979

*Other financial instruments include futures, forwards and swap contracts.

Mid-Cap Core Fund	Level 1	Level 2	Level 3	Total
Investments in Securities

Common Stocks	$98,974,156	$—	$—	$98,974,156

Short-Term Investments	25,694,643	1,717,000	—	27,411,643

Other Financial Instruments*	—	—	—	—
	$124,668,799	$1,717,000	$—	$126,385,799

*Other financial instruments include futures, forwards and swap contracts.

The Funds adopted FASB Accounting Standards Update 2010-06 “Fair Value Measurements and Disclosures (ASU 820)” which requires the Funds to disclose details of significant transfers in and out of Level 1 and Level 2 measurements and the reasons for the transfers.  For the twelve months ended April 30, 2010, there were no significant transfers in and out of Level 1 and Level 2.

Note 4. Capital Shares

The pro forma net asset value per share assumes the issuance of shares of the Acquiring Fund that would have been issued at April 30, 2010, in connection with the proposed reorganization.  The number of shares assumed to be issued is equal to the net asset value per share of the Target Funds, as of April 30, 2010, divided by the net asset value per share of a share of the Acquiring Fund as of April 30, 2010.  If a Reorganization is approved and completed, holders of Target Fund Class A shares will receive Large Cap Blend Fund Class A shares, holders of Target Fund Class B shares will receive Large Cap Blend Fund Class B shares, holders of Target Fund Class C shares will receive Large Cap Blend Fund Class C shares, holders of Target Fund Advisor Class shares will received Large Cap Blend Fund Class A shares and holders of Target Fund common class shares will receive Large Cap Blend Fund Common Class shares.  The pro forma number of shares outstanding for the combined fund consists of the following at April 30, 2010:

Fund	Net Assets	Net Asset Values Per Share	Shares Outstanding

Large Cap Value Fund (Target Fund)

Class A	162,876,403	12.64	12,886,991

Class B	2,321,429	12.30	188,786

Class C	1,068,450	12.19	87,624

Advisor Class	2,384,093	12.69	187,888

Common Class	368,809	12.57	29,347

Large Cap Growth Fund (Target Fund)

Class A	891,374	16.98	52,486

Class B	134,130	15.93	8,418

Class C	176,570	15.94	11,081

Advisor Class	1,083,982	16.20	66,905

Common Class	54,898,221	17.33	3,167,382

Mid-Cap Core Fund (Target Fund)

Class A	667,969	34.31	19,471

Class B	47,310	32.84	1,440

Class C	8,158	32.92	248

Advisor Class	5,346,103	31.96	167,257

Common Class	94,156,366	34.79	2,706,620

Large Cap Blend Fund (Acquiring Fund)

Class A	34,091,335	10.21	3,339,135

Class B	367,808	9.75	37,723

Class C	296,423	9.72	30,492

Common Class	1,320,095	10.15	130,060

	Pro Forma Combined Net Assets	Net Asset Values Per Share	Pro Forma Combined Shares Outstanding

Pro Forma Combined Fund (assuming the Reorganization of Large Cap Value Fund, Large Cap Growth Fund and Mid-Cap Core Fund into the Large Cap Blend Fund)

Class A	207,341,259	10.21	20,307,666

Class B	2,870,677	9.75	294,427

Class C	1,549,601	9.72	159,425

Common Class	150,743,491	10.15	14,851,575

Note 5. Federal Income Taxes

At April 30, 2010 the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments for the Target Funds were $171,658,566, $17,240,179, $(2,695,409) and $14,544,770 respectively for Large Cap Value Fund, $56,548,588, $6,805,811, $(1,060,420) and $5,745,391 respectively for Large Cap Growth Fund and $118,791,288, $15,573,492, $(7,978,981) and $7,594,511 respectively for Mid-Cap Core Fund.

At April 30, 2010, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments for the Acquiring Fund were $35,012,123, $3,360,446, $(619,043) and $2,741,403, respectively.